UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22717

First Trust Exchange-Traded Fund VI
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Address of principal executive offices)

W. Scott Jardine, Esq. First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund VI

Book 1

First Trust NASDAQ Technology Dividend Index Fund (TDIV)

Multi-Asset Diversified Income Index Fund (MDIV)

First Trust S&P International Dividend Aristocrats ETF (FID)

First Trust BuyWrite Income ETF (FTHI)

First Trust Hedged BuyWrite Income ETF (FTLB)

First Trust Rising Dividend Achievers ETF (RDVY)

First Trust Dorsey Wright Focus 5 ETF (FV)

First Trust RBA American Industrial Renaissance® ETF (AIRR)

First Trust Dorsey Wright Momentum and Dividend ETF (DDIV)

First Trust Dorsey Wright International Focus 5 ETF (IFV)

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

Annual Report
For the Year Ended
September 30, 2021

First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2021

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
September 30, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds for the twelve months ended September 30, 2021.
A great deal has changed over the past 18 months. Suffice it to say that the dominant story in 2020 was the onset of the coronavirus (“COVID-19”) pandemic. It is still a huge story 20 months later, mostly due to the arrival of the Delta variant in the U.S. and the subsequent surge in cases around mid-2021. The Delta variant is twice as contagious as the previous variants, according to the Centers for Disease Control and Prevention (“CDC”). Fortunately, we have come to learn that the existing vaccines approved by the U.S. Food and Drug Administration have been effective in providing protection against the Delta variant, particularly with respect to keeping the people already vaccinated out of the intensive care unit. As I’m sure you are aware, a significant percentage of the U.S. population has chosen not to be vaccinated. These individuals have proven to be much more vulnerable to the virus and account for the lion’s share of hospitalizations, according to the CDC. While it is these individuals right to choose, unless mandated by a private company or government agency, the universe of people that have not gotten vaccinated is large enough that it has likely delayed the full economic recovery, at least on the margin, in our opinion. In the U.S., the path chosen by the federal government to help mitigate the economic fallout from the pandemic has been to inject trillions of dollars of liquidity (stimulus) into the financial system. To date, it appears to have been effective, however, it has contributed to a new and potentially ominous headwind for the economy: inflation.
The Consumer Price Index came in at 5.4% year-over-year in September 2021, the largest increase since 2008, according to data from the Bureau of Labor Statistics (“BLS”). The BLS also reported that the Producer Price Index was up 8.6% compared to a year ago, its highest level since 1981. These two barometers of inflation are clearly elevated. Why is rising inflation worth noting? It tends to reduce the purchasing power of the currency one uses over time. In the case of the U.S., it reduces how much consumers can buy with their dollars. A modest amount of inflation can be a sign that the economy is healthy. Too much inflation can derail an economy. While we are not even close to that point yet, investors should monitor the direction of inflation moving forward because the U.S. economy has yet to fully reopen from the COVID-19 pandemic and millions of workers remain on the sideline. Earlier this year, Federal Reserve Chairman Jerome Powell proclaimed that the spike in inflation in the U.S. would be relatively short-lived, or “transitory.” He cited the pandemic-related bottlenecks in the global supply chain for creating shortages in such critical industries as semiconductors as being largely responsible for the sharp rise in prices. With prices rising nearly across the board, his take on inflation is losing credibility with each passing month, in my opinion. If inflation continues to run hotter-than-expected, we believe that the Federal Reserve will likely have to alter its easy monetary policy in favor of one that boosts interest rates and bond yields.
The markets have performed quite well over the past 18 months. I believe that the combination of the federal government’s efforts in fast-tracking the vaccines, its decisiveness in injecting trillions of dollars of capital into the financial system to help backstop it, and the ability of millions of workers to adapt to working efficiently from home helped boost the confidence levels of investors throughout. Having said that, I still feel we need to fully reopen the U.S. economy, put the millions of people out of work back to work and remedy the global supply chain bottlenecks. While investors should be prepared for the possibility of some additional volatility moving forward, due to inflationary pressures, the potential for higher interest rates and bond yields, and next year’s mid-term election season, we encourage them to stay the course.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2021
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy
The International Monetary Fund (“IMF”) reported in its latest release that global gross domestic product (“GDP”) growth is expected to come in at 5.9% in 2021 and 4.9% in 2022, up from -3.1% in 2020. Keep in mind that the onset of the coronavirus (“COVID-19”) pandemic in the U.S. and most global regions occurred in the first quarter of 2020. The IMF sees the U.S. economy growing at 6.0% in 2021 and 5.2% in 2022, up from -3.4% in 2020. With respect to all Advanced Economies, the IMF is projecting GDP growth of 5.2% in 2021 and 4.5% in 2022, up from -4.5% in 2020. Lastly, the IMF projects Emerging Market and Developing Economies to grow at a rate of 6.4% in 2021 and 5.1% in 2022, up from -2.1% in 2020. Looking ahead to 2022, the outlook for growth is encouraging, but down a bit from the strong pandemic-induced recovery in 2021. The IMF is concerned that inflationary pressures stemming from the global supply chain bottlenecks could push prices higher if the problems persist. That scenario could, in turn, cause central banks to raise rates quickly to try and prevent inflation from overheating.
One of the better barometers for judging the overall business climate is mergers and acquisitions (“M&A”) activity, in our opinion. M&A deals totaled $4.3 trillion over the first nine months of 2021, the most ever recorded for that period, according to data from Refinitiv. The $1.52 trillion in deal value registered in the third quarter of 2021 was the highest ever for a calendar quarter. Executives are expanding their businesses aggressively in the current climate.
Performance of Global Stocks and Bonds
U.S. equities performed extremely well over the past year. The S&P 500®, S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of 30.00%, 43.68% and 57.64%, respectively, for the 12-month period ended September 30, 2021. Small- and mid-capitalization (“cap”) stocks significantly outperformed large-cap stocks over the period, an indication that investors were willing to assume more risk despite the ongoing COVID-19 pandemic, in our opinion. All 11 sectors that comprise the S&P 500® Index were up on a total return basis. The top-performer was the Energy sector, up 82.83%, while the worst result came from the Utilities sector, up just 11.06%.
A Bloomberg survey of 21 equity strategists found that their average 2021 year-end price target for the S&P 500® Index was 4,466 as of September 21, 2021, up from 4,335 on August 20, 2021, according to its own release. The highest and lowest estimates were 4,825 (up from 4,700) and 3,800 (unchanged), respectively. On September 30, 2021, the S&P 500® Index closed at 4,307.54, which was 5.06% below its all-time closing high of 4,536.95 on September 2, 2021. As of October 1, 2021, Bloomberg’s 2021, 2022 and 2023 consensus earnings growth rate estimates for the S&P  500® Index stood at 44.90%, 8.95% and 9.80%, respectively.
Foreign equities also performed well, but the broader indices continue to lag the performance of the major U.S. stock indices. Over the past 12 months, the MSCI World ex USA and MSCI Emerging Markets Indices posted total returns of 26.50% (USD) and 18.20% (USD), respectively, according to Bloomberg. The major foreign bond indices had mixed results. The Bloomberg Global Aggregate Index of higher quality debt posted a total return of -0.91% (USD), while the Bloomberg EM Hard Currency Aggregate Index of emerging markets debt rose by 3.15% (USD), according Bloomberg. Over that same period, the U.S. dollar rose by 0.36% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY). The slight bump in the dollar had little influence on the performance of these foreign indices, in our opinion.
In the U.S. bond market, the top-performing major debt group we track was speculative-grade corporate bonds. The Bloomberg U.S. Corporate High Yield Index posted a total return of 11.28% for the 12-month period ended September 30, 2021. The worst-performing U.S. debt group that we track was government bonds. The Bloomberg U.S. Treasury: Intermediate Index posted a total return of -1.38%. The yield on the benchmark 10-Year Treasury Note (“T-Note”) rose by 80 basis points in the period to close at 1.49% on September 30, 2021, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.04% for the 10-year period ended September 30, 2021.

Fund Performance Overview (Unaudited)
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
The First Trust NASDAQ Technology Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Technology Dividend IndexTM (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “TDIV.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.
The Index includes up to 100 technology and telecommunications companies that pay a regular or common dividend. To be selected for the Index, a company must be classified as a technology or telecommunications company under the Industry Classification Benchmark and have a minimum market capitalization of $500 million. The Index may include U.S.-listed securities of non-U.S. companies, including companies located in emerging market countries.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/21	5 Years Ended 9/30/21	Inception (8/13/12) to 9/30/21	5 Years Ended 9/30/21	Inception (8/13/12) to 9/30/21
Fund Performance
NAV	31.29%	16.67%	14.91%	116.21%	255.62%
Market Price	31.35%	16.67%	14.90%	116.17%	255.53%
Index Performance
Nasdaq Technology Dividend IndexTM	32.13%	17.43%	15.66%	123.30%	277.40%
S&P 500® Index	30.00%	16.90%	15.34%	118.26%	268.18%
S&P 500® Information Technology Index	28.90%	28.42%	22.12%	249.25%	520.29%
(See Notes to Fund Performance Overview on page 29.)
The Fund generated a net asset value (“NAV”) return of 31.29% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 30.00%. The Information Technology sector received the largest weight in the Fund with a 79.0% allocation. This sector also generated the largest contribution to the Fund’s return at 27.8% for the period. There was no negative contribution to the Fund’s return from any sector during the period, but the Consumer Discretionary sector provided the smallest contribution to the Fund’s return at 0.0%. On a relative basis, the Fund outperformed the Benchmark. The largest source of relative outperformance came from the Information Technology sector, which generated 5.1% of relative outperformance during the period. A portion of the Fund’s outperformance was reduced by investments in the Communication Services sector which provided a -3.6% relative drag on performance over the period.

Nasdaq® and Nasdaq Technology Dividend IndexTM are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust NASDAQ Technology Dividend Index Fund (TDIV) (Continued)
Sector Allocation	% of Total Investments
Information Technology	82.9%
Communication Services	16.4
Industrials	0.7
Consumer Discretionary	0.0*
Health Care	0.0*
Total	100.0%

*	Amount is less than 0.1%.
Top Ten Holdings	% of Total Investments
International Business Machines Corp.	8.3%
Intel Corp.	8.2
Broadcom, Inc.	8.2
Microsoft Corp.	7.8
Apple, Inc.	7.8
Texas Instruments, Inc.	4.2
Oracle Corp.	4.1
QUALCOMM, Inc.	3.7
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	3.5
Analog Devices, Inc.	2.9
Total	58.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
Multi-Asset Diversified Income Index Fund (MDIV)
The Multi-Asset Diversified Income Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq US Multi-Asset Diversified Income IndexSM (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “MDIV.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and/or depositary receipts, real estate investment trusts (“REITs”), preferred securities, master limited partnerships (“MLPs”) and exchange-traded fund (“ETF”) that comprise the Index. The Index allocates 20% of its weight to the equity securities segment, 20% of its weight to the REIT segment, 20% of its weight to the preferred securities segment, 20% of its weight to the MLP segment and 20% of its weight to the high yield corporate bond segment. The ETF in which the Fund invests may be advised by First Trust Advisors L.P.
The Index is designed to provide exposure to five asset segments, each selected to result in a consistent and high yield for the Index. The Index is reconstituted and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/21	5 Years Ended 9/30/21	Inception (8/13/12) to 9/30/21	5 Years Ended 9/30/21	Inception (8/13/12) to 9/30/21
Fund Performance
NAV	27.50%	3.10%	3.84%	16.47%	40.95%
Market Price	27.68%	3.10%	3.84%	16.49%	41.04%
Index Performance
Nasdaq US Multi-Asset Diversified Income IndexSM	28.34%	3.71%	4.49%	19.97%	49.37%
S&P 500® Index	30.00%	16.90%	15.34%	118.26%	268.18%
Dow Jones U.S. Select DividendTM Index*	46.15%	10.27%	12.13%	63.04%	184.50%
(See Notes to Fund Performance Overview on page 29.)
The Fund generated a NAV return of 27.50% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 30.00%. The greatest contribution to the Fund’s return came from the MLPs sleeve, which contributed 12.8% to the Fund’s performance. All five sleeves had positive returns and positive contributions to the Fund’s total return. On a relative basis, the Fund underperformed the Benchmark. The greatest source of underperformance came from the allocation to Preferred securities and to High-Yield Corporate Debt. The Preferred sleeve contributed only 1.0% to the Fund’s total return and caused -5.1% of underperformance for the Fund versus the Benchmark while the High-Yield Corporate Debt sleeve contributed 1.7% to the Fund’s return and -4.7% to underperformance versus the Benchmark. Meanwhile, the allocation to the MLPs sleeve caused 8.5% of outperformance.

*	The Dow Jones U.S. Select DividendTM Index represents 100 of the United States’ leading stocks by dividend yield.
Nasdaq® and Nasdaq US Multi-Asset Diversified Income IndexSM are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
Multi-Asset Diversified Income Index Fund (MDIV) (Continued)
Sector Allocation	% of Total Investments
Financials	24.8%
Other*	20.2
Energy	19.7
Real Estate	13.0
Utilities	9.4
Consumer Staples	5.9
Communication Services	2.3
Health Care	1.9
Industrials	1.5
Information Technology	0.9
Materials	0.4
Total	100.0%

*	Exchange-traded fund with holdings representing multiple sectors.
Top Ten Holdings	% of Total Investments
First Trust Tactical High Yield ETF	20.2%
Annaly Capital Management, Inc.	1.6
PennyMac Mortgage Investment Trust	1.5
AGNC Investment Corp.	1.5
USA Compression Partners, L.P.	1.4
Chimera Investment Corp.	1.3
KKR Real Estate Finance Trust, Inc.	1.3
Shell Midstream Partners, L.P.	1.2
Icahn Enterprises, L.P.	1.1
KNOT Offshore Partners, L.P.	1.1
Total	32.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID)
The First Trust S&P International Dividend Aristocrats ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the S&P International Dividend Aristocrats Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FID.” The Fund normally invests at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Index measures the performance of high dividend yielding companies that have followed a managed-dividends policy of increasing or maintaining dividends for at least ten consecutive years.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/21	5 Years Ended 9/30/21	Inception (8/22/13) to 9/30/21	5 Years Ended 9/30/21	Inception (8/22/13) to 9/30/21
Fund Performance
NAV	28.79%	4.87%	3.15%	26.87%	28.57%
Market Price	28.30%	4.98%	3.12%	27.49%	28.27%
Index Performance
S&P International Dividend Aristocrats Index(1)	30.96%	N/A	N/A	N/A	N/A
Dow Jones EPAC Select DividendTM Index(2)	28.78%	6.15%	3.99%	34.75%	37.33%
MSCI World ex USA Index	26.50%	8.88%	6.14%	52.99%	62.11%
(See Notes to Fund Performance Overview on page 29.)
The Fund generated a NAV return of 28.79% during the 12-month period covered by this report. During the same period, the MSCI World ex USA Index (the “Benchmark”) generated a return of 26.50%. Canada received the greatest allocation of any country in the Fund in the period. With an allocation of 26.6%, investments in Canada contributed 11.8% to the Fund’s return, which was the greatest contribution to the Fund’s return of any country in the Fund. The most negative contribution to the Fund’s return came from investments in Germany. These investments received an allocation of 0.9% and caused -0.5% contribution to the Fund’s return. The Fund’s currency exposure had a 1.5% impact on performance during the period. On a relative basis, the Fund outperformed the Benchmark. The greatest source of outperformance for the Fund came from investments in Canada, in which the Fund was significantly overweight in comparison to the Benchmark. Investments in Canada caused 4.9% of outperformance for the Fund versus the Benchmark. Meanwhile, investments in the United Kingdom caused the most underperformance for the Fund versus the Benchmark during the period covered by this report. These investments received an allocation in the Fund of 9.3% and caused -1.8% of underperformance for the Fund.

(1)	On August 30, 2018, the Fund’s underlying index changed from the NASDAQ International Multi-Asset Diversified Income IndexSM to the S&P International Dividend Aristocrats Index (the “Index”). Therefore, the Fund’s performance and historical returns shown for the periods prior to August 30, 2018, are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the Index had an inception date of April 30, 2018, it was not in existence for all of the periods disclosed. The old index was terminated on November 23, 2018, so performance data does not exist for these time periods.
(2)	The Dow Jones EPAC Select DividendTM Index measures the performance of a selected group of companies, from non-U.S. developed markets (Europe, Pacific Asia, and Canada), that have provided relatively high dividend yields on a consistent basis over time.
S&P International Dividend Aristocrats Index (“Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the Index.

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID) (Continued)
Sector Allocation	% of Total Investments
Financials	25.8%
Utilities	20.6
Real Estate	12.2
Consumer Staples	9.5
Communication Services	9.4
Consumer Discretionary	6.4
Energy	5.2
Industrials	4.2
Health Care	3.0
Materials	2.4
Information Technology	1.3
Total	100.0%

Country Allocation	% of Total Investments
Canada	25.4%
Japan	18.0
Hong Kong	14.8
United Kingdom	11.3
Finland	4.6
Switzerland	4.5
Spain	2.8
France	2.6
United Arab Emirates	2.4
Mexico	1.9
Bermuda	1.8
South Korea	1.5
South Africa	1.4
Australia	1.3
Sweden	1.3
Belgium	1.2
Singapore	1.1
Cayman Islands	1.1
Germany	1.0
Total	100.0%
Top Ten Holdings	% of Total Investments
Enagas S.A.	2.8%
Japan Tobacco, Inc.	2.2
Power Assets Holdings Ltd.	2.2
Fortum Oyj	2.0
Keyera Corp.	2.0
Arca Continental S.A.B. de C.V.	1.9
SmartCentres Real Estate Investment Trust	1.9
Pembina Pipeline Corp.	1.8
GlaxoSmithKline PLC	1.8
CK Infrastructure Holdings Ltd.	1.8
Total	20.4%

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P International Dividend Aristocrats ETF (FID) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI)
The First Trust BuyWrite Income ETF (the “Fund”) is an actively managed exchange-traded fund. The Fund’s primary investment objective is to provide current income. The Fund’s secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund also employs an “option strategy” in which it will write U.S. exchange-traded covered call options on the S&P 500® Index (the “Index”) to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. The equity securities held by the Fund are selected using a mathematical optimization process which attempts to favor higher dividend paying common stocks for the Fund’s portfolio. The shares of the Fund are listed and trade on the Nasdaq Stock Market LLC under the ticker symbol “FTHI.”
Portfolio management decisions are made under the direction of the following Portfolio Managers:
John Gambla, CFA, FRM, PRM, Senior Portfolio Manager of First Trust
Rob A. Guttschow, CFA, Senior Portfolio Manager of First Trust
Overall Market Recap
U.S. economic growth was strong during the fiscal period from October 1, 2020 to September 30, 2021. During the first three quarters of the fiscal period, quarter-over-quarter gross domestic product (“GDP”) growth averaged 5.8% on an annualized basis. Growth appears to have cooled only slightly in the final three months of the fiscal period with consensus estimates for the period being 3.0% annualized quarter-over-quarter growth. Non-Farm payrolls (i.e., jobs) increased by 5.688 million during the fiscal period, according to a survey from the U.S. Bureau of Labor Statistics (“BLS”), resulting in the unemployment rate falling from 7.8% to 4.8% during the fiscal period. Job growth is likely to remain strong in the near future as U.S. job openings reached an all-time high in July of 2021 with 11.098 million positions open according to the BLS.
Solid gains in the unemployment rate have boosted paychecks throughout the fiscal year with average hourly earnings up 4.6% year-over-year. Despite the big increase, consumers are not necessarily feeling better off as the year-over-year Consumer Price Index was up 5.6% in the same fiscal period, resulting in a decrease in real earnings of 0.8%. The increase in inflation, according to the Federal Reserve (the “Fed”), is likely to be transitory. Monetary policy is still accommodative, but likely to get less so in the future as the Fed will soon begin to slow or taper their monthly purchases of treasuries and mortgage-backed securities. Market expectations for the timing of an increase in the Fed Funds rate, currently at 0.25%, is sometime between late second quarter and the end of the third quarter of 2022.
The U.S. equity market, as represented by the Index, rallied during the fiscal period, up 30.00%, as the solid GDP growth and the declining unemployment rate indicated a strong economic recovery from the early 2020 coronavirus-induced shock. Smaller capitalization stocks, as represented by the Russell 2000 Index, performed particularly well during the fiscal period, up 47.68%, as they benefitted from the gradual reopening of the U.S. economy. Interest rates rose during the fiscal period with two-year rates up 0.15% and ten-year rates up 0.80%. The broader bond market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down -0.90% on a total return basis for the fiscal period.

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI) (Continued)
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/21	5 Years Ended 9/30/21	Inception (1/6/14) to 9/30/21	5 Years Ended 9/30/21	Inception (1/6/14) to 9/30/21
Fund Performance
NAV	17.31%	5.40%	5.57%	30.06%	52.08%
Market Price	16.93%	5.39%	5.58%	29.99%	52.16%
Index Performance
CBOE S&P 500 BuyWrite Monthly Index*	21.10%	6.95%	6.47%	39.93%	62.36%
S&P 500® Index	30.00%	16.90%	13.95%	118.26%	174.44%
(See Notes to Fund Performance Overview on page 29.)
Performance Review
The Fund returned 16.93% on a market price basis and 17.31% on a net asset value (“NAV”) basis for the 12-month period ended September 30, 2021. The Fund’s benchmark, the CBOE S&P 500 BuyWrite Monthly Index (the “Benchmark”) returned 21.10% during the same period. During the fiscal period, the Fund paid a distribution in each month of $0.08 per share with the payable date being the last business day of the month. The Fund’s NAV as of September 30, 2021 was $21.42.
The Fund tilts its equity holdings toward higher paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and the Index. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain the favorable tax treatment for any gains/losses from the Index options held in the portfolio. Additionally, during this performance period where possible, the portfolio managers favored companies that were generating enough free cash flow to pay dividends, execute stock buybacks, and/or pay-down debt. The portfolio managers believe that a portfolio tilted toward higher dividend paying companies with solid cash flow fundamentals will, over time, offer investors attractive risk-adjusted total returns relative to the Index.
The Fund’s equity holdings during the 12-month period ended September 30, 2021 lagged the Benchmark’s equity holdings. Overall, the Fund’s tilt toward higher dividend paying, cash flow generating companies was rewarded with solid absolute returns during the fiscal period, however, versus the Benchmark, the tilt was not rewarded, resulting in underperformance. Relative return for the period was negatively affected by the Fund’s conservative positioning within the Information Technology sector, the largest sector by weight within the Benchmark. The Fund, on average, held 15.4% of its portfolio in Information Technology stocks versus the Benchmark’s weight of 27.4%. Additionally, the Fund was hurt by its overweight to the Materials sector and the poor selection of stocks within that sector. Offsetting some of the negative relative performance from the Information Technology and Materials sector allocations was the Fund’s overweight to the Financials sector, where the Fund was on average 17.52% invested versus the Benchmark’s average weight of 10.95%. Finally, the poor selection of companies in the Communication Services sector detracted from relative returns throughout the fiscal year.
For the fiscal period, the Fund’s “option strategy” of selling Index call options slightly underperformed the Benchmark’s option strategy. The small underperformance was driven by the Fund’s longer dated expirations, selling 1-month, 2-month and 3-month options versus the Index’s 1-month to expiration options overwrite. The longer dated options, in aggregate, generated less total option premium to offset and reduce the impact of the equity market rally on the final value of the options as they expired or were closed out. On an absolute basis, the option over-write detracted from portfolio returns as the short call option positions resulted in realized losses as the Index rallied strongly during the fiscal period.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its primary and secondary investment objectives of providing current income and seeking capital appreciation. The Fund is invested in a broad array of U.S. equity securities with a market cap-weighted dividend yield of 2.49% versus the Index dividend yield of 1.73%. As of the end of the fiscal period, the Fund’s option strategy was overwriting 59% of the Fund’s assets with an average time to expiration of 44 days. The combination of our dividend tilted equity holdings plus our options strategy provide a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and will be supportive of the Fund’s primary objective of providing current income.

*	The CBOE S&P 500 BuyWrite Monthly Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index.

Fund Performance Overview (Unaudited) (Continued)
First Trust BuyWrite Income ETF (FTHI) (Continued)
Sector Allocation	% of Total Investments
Financials	19.3%
Health Care	17.7
Information Technology	14.3
Energy	10.0
Consumer Discretionary	9.8
Materials	9.3
Communication Services	9.2
Industrials	5.6
Consumer Staples	3.3
Real Estate	0.8
Utilities	0.7
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	93.8%
Real Estate Investment Trusts	4.6
Master Limited Partnerships	0.9
Call Options Written	(0.3)
Net Other Assets and Liabilities	1.0
Total	100.0%
Top Ten Holdings	% of Total Investments
Apple, Inc.	4.5%
Microsoft Corp.	4.1
Amazon.com, Inc.	2.7
PNC Financial Services Group (The), Inc.	2.7
General Electric Co.	2.3
M&T Bank Corp.	2.1
US Bancorp	1.9
Lumen Technologies, Inc.	1.8
Campbell Soup Co.	1.6
Alphabet, Inc., Class A	1.6
Total	25.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Hedged BuyWrite Income ETF (FTLB)
The First Trust Hedged BuyWrite Income ETF (the “Fund”) is an actively managed exchange-traded fund. The Fund’s investment objective is to provide current income. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund also employs an “option strategy” in which it writes U.S. exchange-traded covered call options on the S&P 500® Index (the “Index”) to seek additional cash flow in the form of premiums on the options. The premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the Index that seek to provide the Fund with downside protection and which are expected to reduce the Fund’s price sensitivity to declining markets. The equity securities held by the Fund are selected using a mathematical optimization process which attempts to favor higher dividend paying common stocks for the Fund’s portfolio. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTLB.”
Portfolio Management Team
Portfolio management decisions are made under the direction of the following Portfolio Managers:
John Gambla, CFA, FRM, PRM, Senior Portfolio Manager of First Trust
Rob A. Guttschow, CFA, Senior Portfolio Manager of First Trust
Overall Market Recap
U.S. economic growth was strong during the fiscal period from October 1, 2020 to September 30, 2021. During the first three quarters of the fiscal period, quarter-over-quarter gross domestic product (“GDP”) growth averaged 5.8% on an annualized basis. Growth appears to have cooled only slightly in the final three months of the fiscal period with consensus estimates for the period being 3.0% annualized quarter- over-quarter growth. Non-Farm payrolls (i.e., jobs) increased by 5.688 million during the fiscal period, according to a survey from the U.S. Bureau of Labor Statistics (“BLS”) resulting in the unemployment rate falling from 7.8% to 4.8% during the fiscal period. Job growth is likely to remain strong in the near future as U.S. job openings reached an all-time high in July of 2021 with 11.098 million positions open according to the BLS.
Solid gains in the unemployment rate have boosted paychecks throughout the fiscal year with average hourly earnings up 4.6% year-over-year. Despite the big increase, consumers are not necessarily feeling better off as the year-over-year Consumer Price Index was up 5.6% in the same fiscal period, resulting in a decrease in real earnings of 0.8%. The increase in inflation, according to the Federal Reserve (the “Fed”), is likely to be transitory. Monetary policy is still accommodative, but likely to get less so in the future as the Fed will soon begin to slow or taper their monthly purchases of treasuries and mortgage-backed securities. Market expectations for the timing of an increase in the Fed Funds rate, currently at 0.25%, is sometime between late second quarter and the end of the third quarter of 2022.
The U.S. equity market, as represented by the Index, rallied during the fiscal period, up 30.00%, as the solid GDP growth and the declining unemployment rate indicated a strong economic recovery from the early 2020 coronavirus-induced shock. Smaller capitalization stocks, as represented by the Russell 2000 Index, performed particularly well during the fiscal period, up 47.68%, as they benefitted from the gradual re-opening of the US economy. Interest rates rose during the fiscal period with two-year rates up 0.15% and ten-year rates up 0.80%. The broader bond market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down -0.90% on a total return basis for the fiscal period.

Fund Performance Overview (Unaudited) (Continued)
First Trust Hedged BuyWrite Income ETF (FTLB) (Continued)
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/21	5 Years Ended 9/30/21	Inception (1/6/14) to 9/30/21	5 Years Ended 9/30/21	Inception (1/6/14) to 9/30/21
Fund Performance
NAV	13.66%	3.89%	4.03%	21.03%	35.75%
Market Price	13.71%	4.35%	4.04%	23.75%	35.84%
Index Performance
CBOE S&P 500 95-110 Collar IndexSM*	18.81%	15.10%	10.52%	102.03%	116.72%
S&P 500® Index	30.00%	16.90%	13.95%	118.26%	174.44%
(See Notes to Fund Performance Overview on page 29.)
Performance Review
The Fund returned 13.71% on a market price basis and 13.66% on a net asset value (“NAV”) basis for the 12-month period ended September 30, 2021. The Fund’s benchmark, the CBOE S&P 500 95-110 Collar IndexSM (the “Benchmark”), returned 18.81% during the same period. During the fiscal period, the Fund paid a distribution in each month of $0.055 per share with the payable date being the last business day of the month. The Fund’s NAV as of September 30, 2021 was $21.17.
The Fund tilts its equity holdings toward higher paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and the Index. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain the favorable tax treatment for any gains/losses from the Index options held in the portfolio. Additionally, during this performance period where possible, the portfolio managers favored companies that were generating enough free cash flow to pay dividends, execute stock buybacks, and/or pay-down debt. The portfolio managers believe that a portfolio tilted toward higher dividend paying companies with solid cash flow fundamentals will, over time, offer investors attractive risk-adjusted total returns relative to the Index.
For the fiscal period, the Fund’s equity holdings lagged the Benchmark’s equity holdings. Overall, the Fund’s tilt toward higher dividend paying, cash flow generating companies was rewarded with solid absolute returns during the fiscal period, however, versus the Benchmark, the allocation was not rewarded, resulting in underperformance. Relative return for the period was negatively affected by the Fund’s conservative positioning within the information technology sector, the largest sector by weight within the Benchmark. The Fund, on average, held 15.4% of its portfolio in Information Technology stocks versus the Benchmark’s weight of 27.4% Additionally, the Fund was hurt by its overweight to the Materials sector and the poor selection of stocks within that sector. Offsetting some of the negative relative performance from the Industrial Technology and Materials sectors allocation was the Fund’s overweight to the Financials sector, where the Fund was, on average, 17.5% invested versus the Benchmark’s average weight of 10.95%. Finally, the poor selection of companies in the Communication Services sector detracted from relative returns throughout the fiscal year.
The Fund’s “option strategy” of selling Index call options and buying puts slightly outperformed the Benchmark’s option strategy during the fiscal period, reducing the overall amount of the Fund’s underperformance. The outperformance was predominantly driven by the Fund’s lower cost strategy of buying 10% out-of-the-money puts versus the Benchmark’s strategy of buying 5% out-of-the-money puts. In a rising market, the lower cost of the further out-of-the-money puts reduces the overall cost of the hedging strategy. On an absolute basis, the option strategy detracted from portfolio returns as the short call option positions resulted in realized losses as the Index rallied strongly during the fiscal period.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its primary objective of providing current income. The Fund is invested in a broad array of U.S. equity securities with a market cap-weighted dividend yield of 2.49% versus the Index dividend yield of 1.81%. As of the end of the fiscal period, the Fund’s call option strategy was overwriting 58.8% of the Fund’s assets with an average time to expiration of 47 days. Additionally, the Fund has hedged some of its downside with long positions in puts comprised of a notional value equal to 40.7% of the Fund’s NAV. The puts have 240 days to expiration and are a weighted average 8.88% out-of-the-money. The combination of our dividend tilted equity holdings plus our options strategy provide a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and be supportive of the Fund’s primary objective of providing current income.

*	The CBOE S&P 500 95-110 Collar IndexSM is designed to protect an investment in S&P 500® stocks against market declines. The passive collar strategy reflected by the index entails: holding the stocks in the S&P 500® Index; buying three-month S&P 500® put options to protect this S&P 500® portfolio from market decreases; and selling one-month S&P 500® call options to help finance the cost of the put options.

Fund Performance Overview (Unaudited) (Continued)
First Trust Hedged BuyWrite Income ETF (FTLB) (Continued)
Sector Allocation	% of Total Investments
Financials	19.2%
Health Care	17.8
Information Technology	14.3
Energy	10.0
Consumer Discretionary	9.8
Materials	9.3
Communication Services	9.2
Industrials	5.6
Consumer Staples	3.3
Real Estate	0.8
Utilities	0.7
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	92.7%
Real Estate Investment Trusts	4.5
Put Options Purchased	1.7
Master Limited Partnerships	0.9
Call Options Written	(0.4)
Put Options Written	(0.3)
Net Other Assets and Liabilities	0.9
Total	100.0%
Top Ten Holdings	% of Total Investments
Apple, Inc.	4.5%
Microsoft Corp.	4.1
Amazon.com, Inc.	2.7
PNC Financial Services Group (The), Inc.	2.7
General Electric Co.	2.3
M&T Bank Corp.	2.1
US Bancorp	1.9
Lumen Technologies, Inc.	1.7
Campbell Soup Co.	1.6
Alphabet, Inc., Class A	1.6
Total	25.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Rising Dividend Achievers ETF (RDVY)
The First Trust Rising Dividend Achievers ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called Nasdaq US Rising Dividend AchieversTM Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index includes 50 U.S. exchange-traded equity securities, including securities issued by non-U.S. companies that trade on U.S. securities exchanges in the form of depositary receipts. The Index is designed to provide access to a diversified portfolio of small, mid and large capitalization companies with a history of raising their dividends while exhibiting the characteristics to continue to do so in the future by including companies with strong cash balances, low debt and increasing earnings. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “RDVY.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/21	5 Years Ended 9/30/21	Inception (1/6/14) to 9/30/21	5 Years Ended 9/30/21	Inception (1/6/14) to 9/30/21
Fund Performance
NAV	47.21%	18.28%	13.87%	131.52%	173.04%
Market Price	47.18%	18.28%	13.87%	131.47%	172.97%
Index Performance
Nasdaq US Rising Dividend AchieversTM Index	48.14%	18.94%	14.49%	138.07%	184.71%
Dow Jones U.S. Select DividendTM Index*	46.15%	10.27%	10.75%	63.04%	120.20%
(See Notes to Fund Performance Overview on page 29.)
The Fund generated a NAV return of 47.21% during the 12-month period covered by this report. During the same period, the Dow Jones U.S. Select Dividend™ Index (the “Benchmark”) generated a return of 46.15%. The Information Technology Sector received a 35.0% allocation in the Fund during the period, which was the Fund’s largest allocation. The Financials sector provided the largest contribution to the Fund’s return at 21.7%. There was no negative contribution to the Fund’s return from any sector, but investments in the Consumer Staples sector generated a 0.6% return for the period, which was the smallest contribution to the Fund’s return. On a relative basis, the Fund outperformed the Benchmark. The largest source of this outperformance came from the Utilities sector, which generated 7.1% of relative outperformance. A portion of the Fund’s outperformance was reduced by the -3.7% relative underperformance found in the Energy sector, in which the Fund had no investments during the period.

*	The Dow Jones U.S. Select DividendTM Index represents 100 of the United States’ leading stocks by dividend yield.
Nasdaq® and Nasdaq US Rising Dividend AchieversTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Rising Dividend Achievers ETF (RDVY) (Continued)
Sector Allocation	% of Total Investments
Information Technology	35.6%
Financials	32.7
Consumer Discretionary	9.7
Materials	6.0
Industrials	6.0
Communication Services	4.1
Health Care	3.9
Consumer Staples	2.0
Total	100.0%
Top Ten Holdings	% of Total Investments
Fox Corp., Class A	2.2%
Popular, Inc.	2.2
Bank of America Corp.	2.1
JPMorgan Chase & Co.	2.1
PNC Financial Services Group (The), Inc.	2.1
American Express Co.	2.1
Jefferies Financial Group, Inc.	2.1
Mastercard, Inc., Class A	2.1
Bank of New York Mellon (The) Corp.	2.1
Hartford Financial Services Group (The), Inc.	2.1
Total	21.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Focus 5 ETF (FV)
The First Trust Dorsey Wright Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Focus FiveTM Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the exchange-traded funds (“ETFs”) that comprise the Index. The ETFs comprising the Index selection universe are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of each of the First Trust sector-based ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust sector-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FV.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/21	5 Years Ended 9/30/21	Inception (3/5/14) to 9/30/21	5 Years Ended 9/30/21	Inception (3/5/14) to 9/30/21
Fund Performance
NAV	34.31%	15.33%	11.95%	104.08%	135.09%
Market Price	34.06%	15.32%	11.94%	103.95%	134.94%
Index Performance
Dorsey Wright Focus FiveTM Index	34.74%	15.64%	12.33%	106.81%	141.15%
S&P 500® Index	30.00%	16.90%	13.82%	118.26%	166.58%
(See Notes to Fund Performance Overview on page 29.)
The Fund generated a NAV return of 34.31% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 30.00%. The Fund’s largest sector exposure over the period was in the Information Technology sector, which had a 40.9% weighting. This sector had a 34.3% return and 14.8% contribution to the Fund’s return, which was the highest among all the sectors. The Financials sector was the Fund’s highest returning sector at 49.1%, but due to its smaller allocation of 0.3%, its contribution to the Fund’s return was limited to 0.1%. The Materials sector was the Fund’s worst performing sector with an 8.8% return, and a 0.3% contribution to the Fund’s return. On a relative basis, the Fund outperformed the Benchmark. The primary driver of the outperformance was due to the Fund outperforming the Benchmark among the Consumer Discretionary sector by 23.2%, which created 5.7% of relative outperformance. The lowest contribution to the Fund’s return relative to the Benchmark was from the Financials sector, which contributed -2.9% of relative underperformance, as a result of the Fund underperforming the Benchmark by -10.0%.

Nasdaq® and Dorsey Wright Focus FiveTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Focus 5 ETF (FV) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust RBA American Industrial Renaissance® ETF (AIRR)
The First Trust RBA American Industrial Renaissance® ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Richard Bernstein Advisors American Industrial Renaissance® Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Index is designed to measure the performance of small- and mid-cap U.S. companies in the industrial and community banking sectors. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “AIRR.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/21	5 Years Ended 9/30/21	Inception (3/10/14) to 9/30/21	5 Years Ended 9/30/21	Inception (3/10/14) to 9/30/21
Fund Performance
NAV	59.15%	15.04%	10.21%	101.47%	108.47%
Market Price	59.30%	15.06%	10.22%	101.67%	108.67%
Index Performance
Richard Bernstein Advisors American Industrial Renaissance® Index	60.34%	15.87%	11.05%	108.83%	120.79%
S&P 500® Index	30.00%	16.90%	13.82%	118.26%	166.02%
S&P 500® Industrials Index	28.96%	12.50%	10.49%	80.22%	112.61%
Russell 2500® Index	45.03%	14.25%	10.77%	94.70%	116.66%
(See Notes to Fund Performance Overview on page 29.)
The Fund generated a NAV return of 59.15% during the 12-month period covered by this report. During the same period, the S&P 500® Industrials Index (the “Benchmark”) generated a return of 28.96%. The Fund’s allocation during the period covered by this report was predominately within two industries: The Construction & Engineering and Machinery industries. The Construction & Engineering industry received an allocation of 34.0% and contributed 22.5% to the Fund’s return while the Machinery industry received an allocation of 28.8% and contributed 12.4% to the Fund’s return. The Electrical Equipment industry carried an allocation of only 14.1% yet had the greatest performance of any industry in the Fund and, as a result, contributed 10.5% to the Fund’s return over the 12-month period covered by this report. No industry had a negative contribution to the Fund’s return during the same period. On a relative basis, the Fund outperformed the Benchmark. The greatest source of outperformance for the Fund versus the Benchmark came from the Construction & Engineering industry. The Benchmark had only a nominal allocation to this industry, while this was the most heavily weighted industry in the Fund. The result over the period covered by this report, was 13.1% of outperformance for the Fund. The most significant source of underperformance for the Fund came from the underweight to the Industrial Conglomerates industry, which earned -1.0% of underperformance for the Fund versus the Benchmark over the period.

Richard Bernstein Advisors and Richard Bernstein Advisors American Industrial Renaissance® Index (“Index”) are trademarks and trade names of Richard Bernstein Advisors (“RBA”). The Fund is not sponsored, endorsed, sold or promoted by RBA and RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA’s only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. RBA has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. RBA is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. RBA has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust RBA American Industrial Renaissance® ETF (AIRR) (Continued)
Sector Allocation	% of Total Investments
Industrials	86.3%
Financials	10.5
Materials	3.2
Total	100.0%
Top Ten Holdings	% of Total Investments
Encore Wire Corp.	4.0%
Quanta Services, Inc.	3.7
Clean Harbors, Inc.	3.3
MYR Group, Inc.	3.2
RBC Bearings, Inc.	3.2
Covanta Holding Corp.	3.2
Wabash National Corp.	3.2
TriMas Corp.	3.2
Mueller Water Products, Inc., Class A	3.0
Evoqua Water Technologies Corp.	3.0
Total	33.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
The First Trust Dorsey Wright Momentum & Dividend ETF seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus Dividend Yield Index (the “Index”). Under normal conditions, the Fund invests at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Index is a rules-based equity index designed to track the overall performance of the 50 stocks with the highest dividend yield comprising the NASDAQ US Large Mid Index that still maintain high levels of “relative strength.” A relative strength analysis is a momentum-based investment strategy that emphasizes a security’s forward price momentum in the security selection process. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “DDIV.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/21	5 Years Ended 9/30/21	Inception (3/10/14) to 9/30/21	5 Years Ended 9/30/21	Inception (3/10/14) to 9/30/21
Fund Performance
NAV	51.29%	10.08%	8.89%	61.66%	90.40%
Market Price	51.31%	10.08%	8.89%	61.61%	90.36%
Index Performance
Dorsey Wright Momentum Plus Dividend Yield Index(1)	52.47%	N/A	N/A	N/A	N/A
Dow Jones U.S. Select DividendTM Index(2)	46.15%	10.27%	10.61%	63.04%	114.33%
S&P 500® Index	30.00%	16.90%	13.82%	118.26%	166.02%
(See Notes to Fund Performance Overview on page 29.)
The Fund generated a NAV return of 51.29% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 30.00%. During the period covered by this report, the Fund allocated the greatest weight, by a wide margin, to investments in the Financials sector. This sector’s allocation was 42.0%, while the second greatest allocation was 20.3% to the Real Estate sector. The Financials sector was, unsurprisingly, the most significant contributor to the Fund’s return, with a 25.3% contribution to return. No sector had a negative contribution to the Fund’s return during the 12-month period covered by this report. On a relative basis, the Fund outperformed the Benchmark. The allocation to the Financials sector caused the greatest source of outperformance of any sector to the Fund and contributed 12.2% of outperformance for the Fund versus the Benchmark during the same period. The Industrials sector was the only sector that caused underperformance for the Fund, and its contribution to the Fund’s underperformance was not significant. Investments in the Industrials sector created less than -0.1% of underperformance to the Fund during the period.

(1)	On September 6, 2018, the Fund’s underlying index changed from the Richard Bernstein Advisors Quality Income Index to the Dorsey Wright Momentum Plus Dividend Yield Index (the “Index”). Therefore, the Fund’s performance and historical returns shown for the periods prior to September 6, 2018, are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the Index had an inception date of July 2, 2018, it was not in existence for all of the periods disclosed.
(2)	The Dow Jones U.S. Select DividendTM Index represents 100 of the United States’ leading stocks by dividend yield.
Nasdaq® and Dorsey Wright Momentum Plus Dividend Yield Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV) (Continued)
Sector Allocation	% of Total Investments
Financials	46.0%
Real Estate	23.3
Energy	6.3
Information Technology	5.9
Consumer Discretionary	5.4
Materials	5.2
Industrials	3.6
Communication Services	2.8
Consumer Staples	1.5
Total	100.0%
Top Ten Holdings	% of Total Investments
Starwood Property Trust, Inc.	4.8%
Prudential Financial, Inc.	3.5
Comerica, Inc.	3.5
Simon Property Group, Inc.	3.2
OneMain Holdings, Inc.	3.1
Principal Financial Group, Inc.	3.1
Marathon Petroleum Corp.	3.1
Vornado Realty Trust	3.1
LyondellBasell Industries N.V., Class A	3.0
SL Green Realty Corp.	3.0
Total	33.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright International Focus 5 ETF (IFV)
The First Trust Dorsey Wright International Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright International Focus FiveTM Index (the “Index”). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the exchange-traded funds (“ETFs”) that comprise the Index. The ETFs comprising the Index selection universe are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of certain First Trust international ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust country/region-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “IFV.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/21	5 Years Ended 9/30/21	Inception (7/22/14) to 9/30/21	5 Years Ended 9/30/21	Inception (7/22/14) to 9/30/21
Fund Performance
NAV	21.91%	7.15%	3.34%	41.24%	26.69%
Market Price	21.99%	7.22%	3.34%	41.67%	26.65%
Index Performance
Dorsey Wright International Focus FiveTM Index	22.34%	7.69%	3.80%	44.86%	30.72%
MSCI ACWI ex USA Index	23.92%	8.94%	4.70%	53.45%	39.11%
(See Notes to Fund Performance Overview on page 29.)
The Fund generated a NAV return of 21.91% during the 12-month period covered by this report. During the same period, the MSCI ACWI ex USA Index (the “Benchmark”) generated a return of 23.92%. The Fund allocated the most to Indian securities over the period, with a 27.3% allocation. Indian securities contributed 1.3% to the Fund’s return, the best among the Fund’s country allocations. The least contributing country in the Fund was South Korea with a -0.16% contribution, stemming from its 4.3% allocation and -3.2% return. On a relative basis, the Fund underperformed the Benchmark. The Fund did not allocate any weighting to Canada, whereas the Benchmark allocated 7.1%, which created -0.4% of relative drag as a result of the Canadian securities returning 8.1% in the Benchmark. A portion of relative outperformance was due to the Fund under-allocating the Benchmark among Japanese securities by -14.7%, which created 0.7% of outperformance, as a result of the Japan’s -2.3% return in the Benchmark.

Nasdaq® and Dorsey Wright International Focus FiveTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright International Focus 5 ETF (IFV) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
The First Trust Dorsey Wright Dynamic Focus 5 ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Dynamic Focus Five Index (the “Index”). The Fund normally invests at least 80% of its net assets (including investment borrowings) in the exchange-traded funds (“ETFs”) that comprise the Index, including the First Trust Enhanced Short Maturity ETF (“FTSM”), an ultra-short duration exchange-traded fund. The ETFs comprising the Index selection universe are advised by First Trust Advisors L.P. (“First Trust”), the Fund’s investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates, LLC’s (the “Index Provider”) proprietary methodology, which takes into account the performance of each of the First Trust sector and industry-based ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust sector and industry-based ETFs that the Index Provider determines offer the greatest potential to outperform the other First Trust sector and industry-based ETFs and that satisfy certain trading volume and liquidity requirements. In addition to the First Trust sector and industry-based ETFs, the Index may select FTSM. FTSM is also evaluated and its inclusion and weight in the Index is adjusted based upon its rank relative to the selection universe of sector and industry-based ETFs chosen by the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FVC.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/21	5 Years Ended 9/30/21	Inception (3/17/16) to 9/30/21	5 Years Ended 9/30/21	Inception (3/17/16) to 9/30/21
Fund Performance
NAV	34.32%	11.12%	11.27%	69.40%	80.70%
Market Price	34.28%	11.10%	11.27%	69.27%	80.65%
Index Performance
Dorsey Wright Dynamic Focus Five Index	34.74%	11.43%	11.60%	71.78%	83.69%
S&P 500® Index	30.00%	16.90%	16.63%	118.26%	134.53%
(See Notes to Fund Performance Overview on page 29.)
The Fund generated a NAV return of 34.32% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 30.00%. The Fund’s largest sector exposure over the period was the Information Technology sector with a 40.9% weighting. This sector had a 34.3% return and a 14.8% contribution to the Fund’s return, the highest among all the sectors. The Financials sector was the Fund’s highest returning sector at 49.1%, but due to its smaller allocation of 0.3%, its contribution to the Fund’s return was limited to 0.1%. The Materials sector was the Fund’s worst performing sector with an 8.8% return and 0.3% contribution to the Fund’s return. On a relative basis, the Fund outperformed the Benchmark. The primary driver of the outperformance was due to the Fund outperforming the Benchmark among the Consumer Discretionary sector by 23.2%, which created 5.7% of relative outperformance. The lowest contribution to the Fund’s return, relative to the Benchmark, was from the Financials sector, which contributed -2.9% of relative underperformance as a result of the Fund underperforming the Benchmark by -10.0%.

Nasdaq® and Dorsey Wright Dynamic Focus Five Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
September 30, 2021 (Unaudited)
As a shareholder of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, First Trust S&P International Dividend Aristocrats ETF, First Trust BuyWrite Income ETF, First Trust Hedged BuyWrite Income ETF, First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance® ETF, First Trust Dorsey Wright Momentum & Dividend ETF, First Trust Dorsey Wright International Focus 5 ETF, or First Trust Dorsey Wright Dynamic Focus 5 ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Actual	$1,000.00	$1,055.90	0.50%	$2.58
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54
Multi-Asset Diversified Income Index Fund (MDIV) (b)
Actual	$1,000.00	$1,035.90	0.48%	$2.45
Hypothetical (5% return before expenses)	$1,000.00	$1,022.66	0.48%	$2.43
First Trust S&P International Dividend Aristocrats ETF (FID)
Actual	$1,000.00	$1,025.30	0.60%	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust BuyWrite Income ETF (FTHI)
Actual	$1,000.00	$1,038.90	0.85%	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
First Trust Hedged BuyWrite Income ETF (FTLB)
Actual	$1,000.00	$1,032.70	0.85%	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
First Trust Rising Dividend Achievers ETF (RDVY)
Actual	$1,000.00	$1,049.90	0.50%	$2.57
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses (Continued)
September 30, 2021 (Unaudited)
	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Dorsey Wright Focus 5 ETF (FV) (b)
Actual	$1,000.00	$1,026.20	0.30%	$1.52
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	0.30%	$1.52
First Trust RBA American Industrial Renaissance® ETF (AIRR)
Actual	$1,000.00	$1,008.90	0.70%	$3.53
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Actual	$1,000.00	$1,079.00	0.60%	$3.13
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust Dorsey Wright International Focus 5 ETF (IFV) (b)
Actual	$1,000.00	$995.80	0.30%	$1.50
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	0.30%	$1.52
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) (b)
Actual	$1,000.00	$1,026.00	0.30%	$1.52
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	0.30%	$1.52

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (April 1, 2021 through September 30, 2021), multiplied by 183/365 (to reflect the six-month period).
(b)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Portfolio of Investments
September 30, 2021
Shares	Description	Value
COMMON STOCKS – 99.9%
	Communications Equipment – 3.8%
27,414	ADTRAN, Inc.	$514,287
10,160	AudioCodes Ltd.	330,606
570,703	Cisco Systems, Inc.	31,063,364
13,238	Comtech Telecommunications Corp.	339,025
184,382	Gilat Satellite Networks Ltd.	1,657,594
290,792	Juniper Networks, Inc.	8,002,596
62,219	Motorola Solutions, Inc.	14,454,718
208,187	Telefonaktiebolaget LM Ericsson, ADR	2,331,695
9,957	Ubiquiti, Inc.	2,973,857
		61,667,742
	Diversified Telecommunication Services – 11.0%
1,228,406	AT&T, Inc.	33,179,246
7,666	ATN International, Inc.	359,152
646,256	BCE, Inc.	32,351,575
63,191	Cogent Communications Holdings, Inc.	4,476,451
188,092	KT Corp., ADR	2,561,813
2,738,444	Lumen Technologies, Inc.	33,929,321
173,048	Orange S.A., ADR	1,874,110
371,664	Telefonica Brasil S.A., ADR	2,884,113
53,406	Telkom Indonesia Persero Tbk PT, ADR	1,356,512
1,461,930	TELUS Corp.	32,103,983
612,417	Verizon Communications, Inc.	33,076,642
		178,152,918
	Electronic Equipment, Instruments & Components – 4.3%
138,956	Amphenol Corp., Class A	10,175,748
66,448	Avnet, Inc.	2,456,583
26,990	Benchmark Electronics, Inc.	720,903
34,423	CDW Corp.	6,265,674
624,543	Corning, Inc.	22,789,574
24,010	Jabil, Inc.	1,401,464
12,245	Methode Electronics, Inc.	514,902
107,143	National Instruments Corp.	4,203,220
134,647	TE Connectivity Ltd.	18,476,261
72,964	Vishay Intertechnology, Inc.	1,465,847
		68,470,176
	Health Care Technology – 0.0%
3,467	Simulations Plus, Inc.	136,947
	Interactive Media & Services – 0.3%
42,632	Autohome, Inc., ADR	2,000,720
53,040	JOYY, Inc., ADR	2,908,183
		4,908,903
Shares	Description	Value

	Internet & Direct Marketing Retail – 0.1%
7,676	Shutterstock, Inc.	$869,844
	IT Services – 10.2%
71,836	Amdocs Ltd.	5,438,704
201,424	Cognizant Technology Solutions Corp., Class A	14,947,675
20,941	CSG Systems International, Inc.	1,009,356
18,856	Hackett Group (The), Inc.	369,955
357,792	Infosys Ltd., ADR	7,960,872
960,036	International Business Machines Corp.	133,377,801
35,183	Switch, Inc., Class A	893,296
		163,997,659
	Media – 2.0%
932	Cable One, Inc.	1,689,837
555,090	Comcast Corp., Class A	31,046,184
		32,736,021
	Professional Services – 0.7%
48,268	KBR, Inc.	1,901,759
62,378	Leidos Holdings, Inc.	5,996,397
32,372	Science Applications International Corp.	2,769,749
		10,667,905
	Semiconductors & Semiconductor Equipment – 37.2%
274,667	Analog Devices, Inc.	46,001,229
191,160	Applied Materials, Inc.	24,608,027
270,974	Broadcom, Inc.	131,403,422
12,608	CMC Materials, Inc.	1,553,684
77,443	Himax Technologies, Inc., ADR	826,317
2,492,258	Intel Corp.	132,787,506
51,413	KLA Corp.	17,198,163
15,155	Kulicke & Soffa Industries, Inc.	883,233
38,795	Lam Research Corp.	22,080,174
85,222	Microchip Technology, Inc.	13,080,725
73,455	NXP Semiconductors N.V.	14,387,631
459,239	QUALCOMM, Inc.	59,232,646
20,774	Silicon Motion Technology Corp., ADR	1,432,991
57,228	Skyworks Solutions, Inc.	9,430,030
502,273	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	56,078,780
352,867	Texas Instruments, Inc.	67,824,566
115,861	United Microelectronics Corp., ADR	1,324,291
		600,133,415
	Software – 14.2%
32,205	Absolute Software Corp.	353,933
17,322	American Software, Inc., Class A	411,398
55,398	CDK Global, Inc.	2,357,185

See Notes to Financial Statements

First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
55,279	Citrix Systems, Inc.	$5,935,306
18,430	Dolby Laboratories, Inc., Class A	1,621,840
10,253	Ebix, Inc.	276,113
19,314	InterDigital, Inc.	1,309,876
64,104	McAfee Corp., Class A	1,417,339
446,308	Microsoft Corp.	125,823,151
347,833	NortonLifeLock, Inc.	8,800,175
122,414	Open Text Corp.	5,966,458
755,815	Oracle Corp.	65,854,161
20,612	Progress Software Corp.	1,013,904
25,492	SAP SE, ADR	3,442,440
22,533	Sapiens International Corp., N.V.	648,500
64,346	SS&C Technologies Holdings, Inc.	4,465,612
		229,697,391
	Technology Hardware, Storage & Peripherals – 13.1%
887,384	Apple, Inc.	125,564,836
1,288,850	Hewlett Packard Enterprise Co.	18,366,112
972,717	HP, Inc.	26,613,537
45,734	Logitech International S.A.	4,031,452
155,339	NetApp, Inc.	13,943,229
218,140	Seagate Technology Holdings PLC	18,000,913
252,045	Xerox Holdings Corp.	5,083,748
		211,603,827
	Wireless Telecommunication Services – 3.0%
185,078	America Movil SAB de CV, ADR, Class L	3,270,328
971,804	Mobile TeleSystems PJSC, ADR	9,368,191
394,972	Rogers Communications, Inc., Class B	18,421,494
18,450	Shenandoah Telecommunications Co.	582,651
76,170	SK Telecom Co., Ltd., ADR	2,292,717
118,196	Telephone & Data Systems, Inc.	2,304,822
783,290	Vodafone Group PLC, ADR	12,101,830
		48,342,033
	Total Investments – 99.9%	1,611,384,781
	(Cost $1,281,392,741) (a)
	Net Other Assets and Liabilities – 0.1%	2,382,348
	Net Assets – 100.0%	$1,613,767,129

(a)	Aggregate cost for federal income tax purposes was $1,301,860,919. As of September 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $345,318,372 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $35,794,510. The net unrealized appreciation was $309,523,862.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,611,384,781	$ 1,611,384,781	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments
September 30, 2021
Shares/ Units	Description	Value
MASTER LIMITED PARTNERSHIPS – 20.8%
	Energy Equipment & Services – 1.4%
390,341	USA Compression Partners, L.P.	$6,467,950
	Industrial Conglomerates – 1.1%
107,765	Icahn Enterprises, L.P.	5,382,862
	Oil, Gas & Consumable Fuels – 18.3%
262,620	Black Stone Minerals, L.P.	3,164,571
65,071	Cheniere Energy Partners, L.P.	2,646,438
140,194	Crestwood Equity Partners, L.P.	3,978,706
234,306	CrossAmerica Partners, L.P.	4,660,346
86,496	Delek Logistics Partners, L.P.	3,912,214
211,475	Dorchester Minerals, L.P.	4,053,976
439,559	Enable Midstream Partners, L.P.	3,569,219
357,803	Energy Transfer, L.P.	3,427,753
153,735	Enterprise Products Partners, L.P.	3,326,825
45,784	Enviva Partners, L.P.	2,476,457
165,072	Global Partners, L.P.	3,496,225
157,222	Holly Energy Partners, L.P.	2,881,879
271,589	KNOT Offshore Partners, L.P.	5,103,157
77,119	Magellan Midstream Partners, L.P.	3,515,084
148,275	MPLX, L.P.	4,221,389
255,841	NuStar Energy, L.P.	4,026,937
312,398	PBF Logistics, L.P.	3,942,463
115,321	Phillips 66 Partners, L.P.	4,134,258
331,726	Plains All American Pipeline, L.P.	3,373,653
469,721	Shell Midstream Partners, L.P.	5,528,616
219,928	Sprague Resources, L.P.	4,092,860
101,577	Sunoco, L.P.	3,790,854
168,240	Teekay LNG Partners, L.P.	2,616,132
		85,940,012
	Total Master Limited Partnerships	97,790,824
	(Cost $83,545,561)
REAL ESTATE INVESTMENT TRUSTS – 19.3%
	Diversified REITs – 0.5%
13,492	PS Business Parks, Inc.	2,114,736
	Health Care REITs – 2.4%
97,699	Healthcare Realty Trust, Inc.	2,909,476
198,243	Medical Properties Trust, Inc.	3,978,737
80,015	National Health Investors, Inc.	4,280,803
		11,169,016
	Industrial REITs – 1.0%
26,319	First Industrial Realty Trust, Inc.	1,370,694
137,832	Industrial Logistics Properties Trust	3,502,311
		4,873,005
	Mortgage REITs – 7.2%
431,822	AGNC Investment Corp.	6,809,833
875,393	Annaly Capital Management, Inc.	7,370,809
423,362	Chimera Investment Corp.	6,286,926
293,715	KKR Real Estate Finance Trust, Inc.	6,197,386
367,044	PennyMac Mortgage Investment Trust	7,227,096
		33,892,050

See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2021
Shares/ Units	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Office REITs – 0.8%
8,145	Alexandria Real Estate Equities, Inc.	$1,556,265
34,136	Kilroy Realty Corp.	2,260,145
		3,816,410
	Retail REITs – 2.4%
18,815	Alexander’s, Inc.	4,903,565
119,631	Getty Realty Corp.	3,506,385
69,723	National Retail Properties, Inc.	3,011,336
		11,421,286
	Specialized REITs – 5.0%
39,441	CubeSmart	1,910,916
9,062	Extra Space Storage, Inc.	1,522,325
118,832	Four Corners Property Trust, Inc.	3,191,828
83,811	Gaming and Leisure Properties, Inc.	3,882,126
91,902	Iron Mountain, Inc.	3,993,142
15,591	Life Storage, Inc.	1,788,911
46,889	PotlatchDeltic Corp.	2,418,535
6,140	Public Storage	1,824,194
106,276	VICI Properties, Inc.	3,019,301
		23,551,278
	Total Real Estate Investment Trusts	90,837,781
	(Cost $86,055,666)
COMMON STOCKS – 19.2%
	Biotechnology – 0.9%
18,624	AbbVie, Inc.	2,008,971
28,807	Gilead Sciences, Inc.	2,012,169
		4,021,140
	Containers & Packaging – 0.4%
30,419	International Paper Co.	1,701,031
	Diversified Telecommunication Services – 0.5%
42,135	Verizon Communications, Inc.	2,275,711
	Electric Utilities – 4.7%
27,104	ALLETE, Inc.	1,613,230
19,054	American Electric Power Co., Inc.	1,546,804
31,809	Avangrid, Inc.	1,545,917
18,070	Duke Energy Corp.	1,763,451
42,886	Edison International	2,378,886
17,100	Entergy Corp.	1,698,201
24,342	Evergy, Inc.	1,514,072
34,347	Exelon Corp.	1,660,334
36,521	Hawaiian Electric Industries, Inc.	1,491,153
28,090	Otter Tail Corp.	1,572,197
26,613	Pinnacle West Capital Corp.	1,925,717
33,893	Portland General Electric Co.	1,592,632
31,651	Southern (The) Co.	1,961,413
		22,264,007
	Food Products – 2.3%
41,214	Campbell Soup Co.	1,723,157
48,173	Conagra Brands, Inc.	1,631,620
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2021
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Food Products (Continued)
73,379	Flowers Foods, Inc.	$1,733,946
30,876	General Mills, Inc.	1,847,002
29,481	Kellogg Co.	1,884,426
59,516	Kraft Heinz (The) Co.	2,191,379
		11,011,530
	Gas Utilities – 1.4%
34,598	National Fuel Gas Co.	1,817,087
21,771	ONE Gas, Inc.	1,379,628
24,144	Southwest Gas Holdings, Inc.	1,614,751
27,996	Spire, Inc.	1,712,795
		6,524,261
	Health Care Providers & Services – 0.3%
32,196	Cardinal Health, Inc.	1,592,414
	Household Products – 0.4%
12,171	Kimberly-Clark Corp.	1,611,927
	Insurance – 2.1%
33,041	Axis Capital Holdings Ltd.	1,521,208
39,579	CNA Financial Corp.	1,660,735
33,337	Fidelity National Financial, Inc.	1,511,499
38,495	Horace Mann Educators Corp.	1,531,716
35,837	Mercury General Corp.	1,995,046
69,079	Old Republic International Corp.	1,597,797
		9,818,001
	IT Services – 0.9%
17,000	International Business Machines Corp.	2,361,810
94,334	Western Union (The) Co.	1,907,434
		4,269,244
	Multi-Utilities – 2.6%
24,139	Black Hills Corp.	1,514,964
28,498	Consolidated Edison, Inc.	2,068,670
15,568	DTE Energy Co.	1,739,101
73,383	NiSource, Inc.	1,778,070
31,873	NorthWestern Corp.	1,826,323
25,887	Public Service Enterprise Group, Inc.	1,576,518
12,777	Sempra Energy	1,616,291
		12,119,937
	Pharmaceuticals – 0.7%
22,482	Merck & Co., Inc.	1,688,623
40,474	Pfizer, Inc.	1,740,787
		3,429,410
	Thrifts & Mortgage Finance – 0.3%
136,823	Capitol Federal Financial, Inc.	1,572,096
	Tobacco – 1.3%
73,420	Altria Group, Inc.	3,342,078
60,296	Universal Corp.	2,914,106
		6,256,184

See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2021
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Trading Companies & Distributors – 0.4%
20,576	MSC Industrial Direct Co., Inc., Class A	$1,649,989
	Total Common Stocks	90,116,882
	(Cost $88,451,194)

Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 20.2%
	Banks – 9.1%
131,781	Bank of America Corp., Series GG	6.00%	(a)	3,555,451
127,092	Bank of America Corp., Series HH	5.88%	(a)	3,431,484
137,396	Bank of America Corp., Series K (b)	6.45%	12/15/66	3,646,490
138,056	Citigroup Capital XIII, 3 Mo. LIBOR + 6.37% (c)	6.50%	10/30/40	3,831,054
136,469	Citigroup, Inc., Series K (b)	6.88%	(a)	3,821,132
124,253	JPMorgan Chase & Co., Series DD	5.75%	(a)	3,393,350
123,360	JPMorgan Chase & Co., Series EE	6.00%	(a)	3,419,539
108,434	JPMorgan Chase & Co., Series GG	4.75%	(a)	2,833,380
143,439	PNC Financial Services Group (The), Inc., Series P (b)	6.13%	(a)	3,726,545
155,603	US Bancorp, Series F (b)	6.50%	(a)	3,956,984
131,131	Wells Fargo & Co., Series R (b)	6.63%	(a)	3,716,253
132,555	Wells Fargo & Co., Series Y	5.63%	(a)	3,478,243
				42,809,905
	Capital Markets – 3.3%
147,592	Apollo Global Management, Inc., Series A	6.38%	(a)	3,787,211
146,144	Charles Schwab (The) Corp., Series D	5.95%	(a)	3,713,519
137,302	Morgan Stanley, Series E (b)	7.13%	(a)	3,914,480
137,756	Morgan Stanley, Series F (b)	6.88%	(a)	3,859,923
				15,275,133
	Diversified Telecommunication Services – 1.7%
161,430	Qwest Corp.	6.50%	09/01/56	4,140,679
152,818	Qwest Corp.	6.75%	06/15/57	4,048,149
				8,188,828
	Electric Utilities – 0.7%
129,363	NextEra Energy Capital Holdings, Inc., Class K			3,266,416
	Equity Real Estate Investment Trusts – 0.8%
152,298	Monmouth Real Estate Investment Corp., Series C	6.13%	(a)	3,840,956
	Food Products – 1.8%
139,772	CHS, Inc.	8.00%	(a)	4,318,955
152,285	CHS, Inc., Series 1	7.88%	(a)	4,350,782
				8,669,737
	Insurance – 1.0%
179,840	Hartford Financial Services Group (The), Inc. (b)	7.88%	04/15/42	4,666,848
	Mortgage Real Estate Investment Trusts – 1.8%
162,617	AGNC Investment Corp., Series C (b)	7.00%	(a)	4,262,192
155,843	AGNC Investment Corp., Series E (b)	6.50%	(a)	3,997,373
				8,259,565
	Total $25 Par Preferred Securities			94,977,388
	(Cost $96,475,249)

See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 20.1%
1,964,662	First Trust Tactical High Yield ETF (d)	$94,677,062
	(Cost $96,044,096)
	Total Investments – 99.6%	468,399,937
	(Cost $450,571,766) (e)
	Net Other Assets and Liabilities – 0.4%	1,803,493
	Net Assets – 100.0%	$470,203,430

(a)	Perpetual maturity.
(b)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2021. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(c)	Floating rate security.
(d)	Investment in an affiliated fund.
(e)	Aggregate cost for federal income tax purposes was $451,074,609. As of September 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $25,648,849 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $8,323,521. The net unrealized appreciation was $17,325,328.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Master Limited Partnerships*	$ 97,790,824	$ 97,790,824	$ —	$ —
Real Estate Investment Trusts*	90,837,781	90,837,781	—	—
Common Stocks*	90,116,882	90,116,882	—	—
$25 Par Preferred Securities*	94,977,388	94,977,388	—	—
Exchange-Traded Funds	94,677,062	94,677,062	—	—
Total Investments	$ 468,399,937	$ 468,399,937	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments
September 30, 2021
Shares	Description	Value
COMMON STOCKS – 94.7%
	Aerospace & Defense – 2.7%
89,067	BAE Systems PLC (a)	$674,598
169,500	Singapore Technologies Engineering Ltd. (a)	473,150
		1,147,748
	Auto Components – 1.4%
32,100	Yokohama Rubber (The) Co., Ltd. (a)	576,090
	Banks – 8.6%
3,973	Bank of Montreal	396,641
6,694	Bank of Nova Scotia (The)	412,020
4,307	Canadian Imperial Bank of Commerce	479,462
107,309	Emirates NBD Bank PJSC	414,845
125,776	First Abu Dhabi Bank PJSC	608,823
104,200	Mitsubishi UFJ Financial Group, Inc. (a)	615,961
3,450	Royal Bank of Canada	343,284
5,299	Toronto-Dominion Bank (The)	350,798
		3,621,834
	Beverages – 1.9%
131,544	Arca Continental S.A.B. de C.V.	800,933
	Capital Markets – 3.8%
57,310	Ashmore Group PLC (a)	262,167
36,560	IG Group Holdings PLC (a)	395,075
16,645	IGM Financial, Inc.	594,652
14,000	SBI Holdings, Inc. (a)	342,894
		1,594,788
	Construction & Engineering – 1.5%
14,955	Bouygues S.A. (a)	618,649
	Consumer Finance – 0.9%
28,700	Credit Saison Co., Ltd. (a)	376,339
	Diversified Telecommunication Services – 6.4%
11,573	BCE, Inc.	579,747
9,142	Elisa Oyj	568,028
18,100	Nippon Telegraph & Telephone Corp. (a)	501,536
1,089	Swisscom AG (a)	626,699
19,531	TELUS Corp.	429,293
		2,705,303
	Electric Utilities – 9.2%
42,200	Chugoku Electric Power (The) Co., Inc. (a)	384,940
133,530	CK Infrastructure Holdings Ltd. (a)	744,781
57,404	CLP Holdings, Ltd. (a)	552,710
9,301	Emera, Inc.	421,211
27,848	Fortum Oyj (a)	845,635
Shares	Description	Value

	Electric Utilities (Continued)
156,708	Power Assets Holdings Ltd. (a)	$918,637
		3,867,914
	Food & Staples Retailing – 1.4%
44,592	SPAR Group (The) Ltd.	581,639
	Food Products – 1.3%
61,082	Tate & Lyle PLC (a)	568,094
	Gas Utilities – 5.6%
90,212	APA Group (a)	561,913
159,286	Beijing Enterprises Holdings Ltd. (a)	635,789
51,846	Enagas S.A. (a)	1,152,233
		2,349,935
	Household Durables – 2.5%
15,079	JM AB (a)	532,995
24,700	Sekisui House Ltd. (a)	517,242
		1,050,237
	Independent Power & Renewable Electricity Producers – 2.7%
16,784	Capital Power Corp.	565,960
39,900	Electric Power Development Co., Ltd. (a)	572,055
		1,138,015
	Insurance – 12.4%
10,089	Ageas S.A./N.V. (a)	499,612
1,774	Allianz SE (a)	397,457
2,082	Baloise Holding AG (a)	315,818
16,821	Great-West Lifeco, Inc.	511,828
162,841	Legal & General Group PLC (a)	611,808
18,220	Manulife Financial Corp.	350,705
13,900	MS&AD Insurance Group Holdings, Inc. (a)	464,910
63,845	Phoenix Group Holdings PLC (a)	551,954
17,758	Power Corp. of Canada	585,344
910	Swiss Life Holding AG (a)	458,519
1,140	Zurich Insurance Group AG (a)	466,169
		5,214,124
	Internet & Direct Marketing Retail – 1.0%
154,381	Moneysupermarket.com Group PLC (a)	440,666
	Leisure Products – 1.4%
24,500	Sankyo Co., Ltd. (a)	609,060
	Media – 1.7%
24,700	Shaw Communications, Inc., Class B	718,028

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Metals & Mining – 1.2%
28,000	Asahi Holdings, Inc. (a)	$506,890
	Multi-Utilities – 2.1%
13,116	ATCO Ltd., Class I	420,735
18,017	Canadian Utilities Ltd., Class A	485,489
		906,224
	Oil, Gas & Consumable Fuels – 5.2%
33,575	Keyera Corp.	844,809
24,184	Pembina Pipeline Corp.	766,609
11,678	TC Energy Corp.	562,049
		2,173,467
	Paper & Forest Products – 1.2%
14,347	UPM-Kymmene Oyj (a)	507,801
	Personal Products – 1.1%
86,625	Hengan International Group Co., Ltd. (a)	461,936
	Pharmaceuticals – 2.9%
39,840	GlaxoSmithKline PLC (a)	751,907
5,047	Sanofi (a)	485,845
		1,237,752
	Real Estate Management & Development – 7.5%
299,117	China Overseas Land & Investment Ltd. (a)	676,935
178,122	Henderson Land Development Co., Ltd. (a)	680,144
148,010	New World Development Co. Ltd. (a)	601,995
493,090	Sino Land Co., Ltd. (a)	663,355
43,809	Sun Hung Kai Properties Ltd. (a)	547,014
		3,169,443
	Technology Hardware, Storage & Peripherals – 1.3%
413,756	Lenovo Group Ltd. (a)	540,045
	Tobacco – 3.7%
47,100	Japan Tobacco, Inc. (a)	922,890
9,041	KT&G Corp. (a)	618,526
		1,541,416
	Water Utilities – 0.9%
290,117	Guangdong Investment Ltd. (a)	378,581
	Wireless Telecommunication Services – 1.2%
16,000	KDDI Corp. (a)	526,770
	Total Common Stocks	39,929,721
	(Cost $38,694,455)
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS – 4.6%
	Equity Real Estate Investment Trusts – 4.6%
658	Japan Metropolitan Fund Investment Corp. (a)	$631,815
240,906	Primary Health Properties PLC (a)	488,778
34,196	SmartCentres Real Estate Investment Trust	800,769
	Total Real Estate Investment Trusts	1,921,362
	(Cost $1,850,575)
	Total Investments – 99.3%	41,851,083
	(Cost $40,545,030) (b)
	Net Other Assets and Liabilities – 0.7%	288,243
	Net Assets – 100.0%	$42,139,326

(a)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2021, securities noted as such are valued at $28,257,382 or 67.1% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(b)	Aggregate cost for federal income tax purposes was $40,855,305. As of September 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,869,294 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,873,516. The net unrealized appreciation was $995,778.

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments (Continued)
September 30, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Banks	$ 3,621,834	$ 3,005,873	$ 615,961	$ —
Beverages	800,933	800,933	—	—
Capital Markets	1,594,788	594,652	1,000,136	—
Diversified Telecommunication Services	2,705,303	1,577,068	1,128,235	—
Electric Utilities	3,867,914	421,211	3,446,703	—
Food & Staples Retailing	581,639	581,639	—	—
Independent Power & Renewable Electricity Producers	1,138,015	565,960	572,055	—
Insurance	5,214,124	1,447,877	3,766,247	—
Media	718,028	718,028	—	—
Multi-Utilities	906,224	906,224	—	—
Oil, Gas & Consumable Fuels	2,173,467	2,173,467	—	—
Other industry categories*	16,607,452	—	16,607,452	—
Real Estate Investment Trusts*	1,921,362	800,769	1,120,593	—
Total Investments	$ 41,851,083	$ 13,593,701	$ 28,257,382	$—

*	See Portfolio of Investments for industry breakout.

Currency Exposure Diversification	% of Total Investments
Canadian Dollar	25.4%
Japanese Yen	18.0
Hong Kong Dollar	17.7
Euro	12.1
British Pound Sterling	11.3
Swiss Franc	4.5
United Arab Emirates Dirham	2.5
Mexican Peso	1.9
South Korean Won	1.5
South African Rand	1.4
Australian Dollar	1.3
Swedish Krona	1.3
Singapore Dollar	1.1
Total	100.0%
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments
September 30, 2021
Shares	Description	Value
COMMON STOCKS – 93.8%
	Aerospace & Defense – 0.7%
6,907	Maxar Technologies, Inc.	$195,606
1,386	Raytheon Technologies Corp.	119,141
		314,747
	Auto Components – 0.4%
12,854	Tenneco, Inc., Class A (a)	183,427
	Automobiles – 1.2%
708	Tesla, Inc. (a)	549,040
	Banks – 12.4%
2,506	Ameris Bancorp	130,011
12,442	Associated Banc-Corp.	266,508
6,016	BancorpSouth Bank	179,157
3,518	Hilltop Holdings, Inc.	114,933
24,789	Huntington Bancshares, Inc. (b)	383,238
2,812	JPMorgan Chase & Co. (b)	460,296
6,539	M&T Bank Corp. (b)	976,534
6,359	PNC Financial Services Group (The), Inc. (b)	1,244,075
2,811	Prosperity Bancshares, Inc. (b)	199,946
9,954	Regions Financial Corp.	212,120
3,690	United Bankshares, Inc.	134,242
14,655	US Bancorp (b)	871,093
12,558	Wells Fargo & Co. (b)	582,817
		5,754,970
	Beverages – 0.2%
2,090	Coca-Cola (The) Co.	109,662
	Biotechnology – 2.0%
1,464	AbbVie, Inc. (b)	157,922
572	Amgen, Inc.	121,636
341	Biogen, Inc. (a)	96,499
1,627	Gilead Sciences, Inc.	113,646
1,565	Incyte Corp. (a)	107,641
297	Moderna, Inc. (a)	114,303
178	Regeneron Pharmaceuticals, Inc. (a)	107,722
594	Vertex Pharmaceuticals, Inc. (a)	107,746
		927,115
	Capital Markets – 0.9%
3,788	Northern Trust Corp. (b)	408,384
	Chemicals – 3.9%
517	Albemarle Corp.	113,208
2,631	CF Industries Holdings, Inc.	146,862
3,640	Chemours (The) Co.	105,778
2,813	Corteva, Inc.	118,371
1,900	Dow, Inc.	109,364
1,601	DuPont de Nemours, Inc.	108,852
1,056	Eastman Chemical Co.	106,381
532	Ecolab, Inc.	110,986
5,133	Element Solutions, Inc. (b)	111,283
1,330	FMC Corp.	121,775
1,495	Ingevity Corp. (a)	106,698
1,177	LyondellBasell Industries N.V., Class A	110,462
729	PPG Industries, Inc.	104,254

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Chemicals (Continued)
1,401	RPM International, Inc.	$108,788
3,948	Valvoline, Inc.	123,099
1,422	Westlake Chemical Corp.	129,601
		1,835,762
	Commercial Services & Supplies – 0.3%
1,784	Stericycle, Inc. (a)	121,258
	Construction & Engineering – 0.7%
5,124	AECOM (a)	323,581
	Consumer Finance – 0.8%
939	Capital One Financial Corp.	152,090
4,683	Synchrony Financial	228,905
		380,995
	Containers & Packaging – 0.3%
9,126	O-I Glass, Inc. (a)	130,228
	Diversified Consumer Services – 1.1%
12,339	H&R Block, Inc.	308,475
4,560	Terminix Global Holdings, Inc. (a)	190,015
		498,490
	Diversified Financial Services – 1.0%
1,734	Berkshire Hathaway, Inc., Class B (a) (b)	473,278
	Diversified Telecommunication Services – 2.0%
5,018	AT&T, Inc. (b)	135,536
65,860	Lumen Technologies, Inc. (b)	816,006
		951,542
	Electrical Equipment – 0.2%
11,056	GrafTech International Ltd.	114,098
	Energy Equipment & Services – 0.9%
56,442	TechnipFMC PLC (a)	425,008
	Food & Staples Retailing – 0.9%
5,412	Albertsons Cos., Inc., Class A	168,475
5,161	United Natural Foods, Inc. (a)	249,896
		418,371
	Food Products – 2.2%
18,059	Campbell Soup Co. (b)	755,047
902	JM Smucker (The) Co.	108,267
5,299	Nomad Foods Ltd. (a)	146,040
		1,009,354
	Health Care Equipment & Supplies – 5.5%
1,454	Abbott Laboratories	171,761
333	ABIOMED, Inc. (a)	108,398
170	Align Technology, Inc. (a)	113,123
1,581	Baxter International, Inc.	127,160
474	Becton Dickinson and Co.	116,519
2,684	Boston Scientific Corp. (a)	116,459
266	Cooper (The) Cos., Inc.	109,941
538	Danaher Corp.	163,789
1,985	DENTSPLY SIRONA, Inc.	115,229
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Equipment & Supplies (Continued)
232	DexCom, Inc. (a)	$126,872
1,002	Edwards Lifesciences Corp. (a)	113,436
1,528	Hologic, Inc. (a)	112,782
176	IDEXX Laboratories, Inc. (a)	109,454
115	Intuitive Surgical, Inc. (a)	114,327
1,204	Medtronic PLC	150,921
413	ResMed, Inc.	108,846
555	STERIS PLC	113,375
447	Stryker Corp.	117,883
309	Teleflex, Inc.	116,354
265	West Pharmaceutical Services, Inc.	112,503
813	Zimmer Biomet Holdings, Inc.	118,991
		2,558,123
	Health Care Providers & Services – 3.9%
986	AmerisourceBergen Corp.	117,778
2,264	Cardinal Health, Inc. (b)	111,977
568	Cigna Corp.	113,691
9,445	Community Health Systems, Inc. (a)	110,507
1,392	CVS Health Corp. (b)	118,125
890	DaVita, Inc. (a) (b)	103,471
472	HCA Healthcare, Inc.	114,564
1,559	Henry Schein, Inc. (a)	118,733
285	Humana, Inc.	110,908
389	Laboratory Corp of America Holdings (a)	109,480
584	McKesson Corp.	116,438
787	Quest Diagnostics, Inc.	114,359
850	UnitedHealth Group, Inc.	332,129
772	Universal Health Services, Inc., Class B	106,822
		1,798,982
	Health Care Technology – 0.8%
10,805	Allscripts Healthcare Solutions, Inc. (a)	144,463
1,518	Cerner Corp.	107,049
19,958	Multiplan Corp. (a)	112,364
		363,876
	Hotels, Restaurants & Leisure – 0.3%
836	Expedia Group, Inc. (a)	137,020
	Household Durables – 0.2%
4,384	Taylor Morrison Home Corp. (a)	113,019
	Independent Power & Renewable Electricity Producers – 0.4%
9,769	Vistra Energy Corp.	167,050
	Industrial Conglomerates – 2.3%
10,432	General Electric Co. (b)	1,074,809
	Insurance – 0.2%
2,586	Axis Capital Holdings Ltd.	119,059
	Interactive Media & Services – 4.8%
278	Alphabet, Inc., Class A (a)	743,238
276	Alphabet, Inc., Class C (a)	735,626
2,174	Facebook, Inc., Class A (a) (b)	737,834
		2,216,698

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Internet & Direct Marketing Retail – 3.3%
386	Amazon.com, Inc. (a) (b)	$1,268,026
25,823	Qurate Retail, Inc., Series A	263,136
		1,531,162
	IT Services – 3.6%
6,655	Alliance Data Systems Corp. (b)	671,423
16,260	DXC Technology Co. (a) (b)	546,498
846	International Business Machines Corp.	117,535
1,529	Visa, Inc., Class A (b)	340,585
		1,676,041
	Leisure Products – 0.6%
14,688	Smith & Wesson Brands, Inc.	304,923
	Life Sciences Tools & Services – 2.3%
696	Agilent Technologies, Inc.	109,641
152	Bio-Rad Laboratories, Inc., Class A (a)	113,384
278	Charles River Laboratories International, Inc. (a)	114,722
247	Illumina, Inc. (a)	100,186
465	IQVIA Holdings, Inc. (a)	111,386
77	Mettler-Toledo International, Inc. (a)	106,057
651	PerkinElmer, Inc.	112,812
326	Thermo Fisher Scientific, Inc. (b)	186,254
294	Waters Corp. (a)	105,046
		1,059,488
	Machinery – 0.3%
4,266	Kennametal, Inc.	146,025
	Media – 2.3%
26,723	Altice USA, Inc., Class A (a) (b)	553,701
3,782	AMC Networks, Inc., Class A (a)	176,203
2,363	Nexstar Media Group, Inc., Class A	359,081
		1,088,985
	Metals & Mining – 5.0%
2,892	Alcoa Corp. (a)	141,535
7,191	AngloGold Ashanti Ltd., ADR	114,984
5,879	Barrick Gold Corp.	106,116
17,957	Cia de Minas Buenaventura SAA, ADR (a)	121,389
13,855	Eldorado Gold Corp. (a)	107,099
9,493	First Majestic Silver Corp.	107,271
812	Franco-Nevada Corp.	105,487
3,461	Freeport-McMoRan, Inc.	112,586
19,975	Kinross Gold Corp. (b)	107,066
2,987	Kirkland Lake Gold Ltd.	124,229
6,385	MAG Silver Corp. (a)	103,437
2,039	Newmont Corp.	110,718
984	Nucor Corp.	96,914
4,679	Pan American Silver Corp.	108,880
11,778	Pretium Resources, Inc. (a)	113,540
782	Reliance Steel & Aluminum Co.	111,373
1,054	Royal Gold, Inc.	100,647
18,319	Sandstorm Gold Ltd. (a)	105,518
15,641	SilverCrest Metals, Inc. (a)	109,174
7,322	SSR Mining, Inc.	106,535
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Metals & Mining (Continued)
2,673	Wheaton Precious Metals Corp.	$100,451
		2,314,949
	Multiline Retail – 0.5%
5,562	Big Lots, Inc.	241,168
	Oil, Gas & Consumable Fuels – 8.4%
9,708	Antero Resources Corp. (a)	182,607
6,885	APA Corp.	147,546
3,364	Bonanza Creek Energy, Inc.	161,136
1,221	Chevron Corp.	123,870
10,990	CNX Resources Corp. (a)	138,694
2,151	ConocoPhillips	145,773
9,217	CVR Energy, Inc.	153,555
7,942	Delek US Holdings, Inc. (a)	142,718
1,632	Diamondback Energy, Inc.	154,501
1,750	EOG Resources, Inc.	140,473
2,151	Exxon Mobil Corp.	126,522
3,517	Green Plains, Inc. (a)	114,830
3,917	HollyFrontier Corp.	129,770
8,529	Magnolia Oil & Gas Corp., Class A	151,731
10,478	Marathon Oil Corp.	143,234
2,084	Marathon Petroleum Corp.	128,812
5,822	Murphy Oil Corp.	145,375
5,053	Occidental Petroleum Corp. (b)	149,468
4,823	Ovintiv, Inc.	158,580
13,124	PBF Energy, Inc., Class A (a)	170,218
3,071	PDC Energy, Inc.	145,535
1,729	Phillips 66	121,082
813	Pioneer Natural Resources Co.	135,373
9,177	Range Resources Corp. (a)	207,676
2,409	Renewable Energy Group, Inc. (a)	120,932
8,878	Scorpio Tankers, Inc.	164,598
1,890	Valero Energy Corp.	133,377
		3,937,986
	Pharmaceuticals – 3.2%
2,035	Bristol-Myers Squibb Co.	120,411
949	Catalent, Inc. (a)	126,283
662	Eli Lilly & Co.	152,955
2,375	Johnson & Johnson (b)	383,563
2,139	Merck & Co., Inc.	160,660
2,856	Perrigo Co. PLC	135,175
4,332	Pfizer, Inc.	186,319
7,950	Viatris, Inc.	107,723
572	Zoetis, Inc.	111,048
		1,484,137
	Road & Rail – 1.1%
1,303	Avis Budget Group, Inc. (a)	151,813
4,178	Ryder System, Inc.	345,562
		497,375
	Semiconductors & Semiconductor Equipment – 1.4%
687	Enphase Energy, Inc. (a)	103,029
6,672	Magnachip Semiconductor Corp. (a)	118,495

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
2,096	NVIDIA Corp.	$434,207
		655,731
	Software – 4.7%
9,666	Avaya Holdings Corp. (a)	191,290
6,694	Microsoft Corp. (b)	1,887,173
455	salesforce.com, Inc. (a)	123,405
		2,201,868
	Specialty Retail – 2.1%
10,565	Academy Sports & Outdoors, Inc. (a)	422,811
72	AutoZone, Inc. (a)	122,255
4,360	Bed Bath & Beyond, Inc. (a)	75,319
1,244	Group 1 Automotive, Inc.	233,723
196	O’Reilly Automotive, Inc. (a)	119,768
		973,876
	Technology Hardware, Storage & Peripherals – 4.5%
14,852	Apple, Inc. (b)	2,101,558
	Total Common Stocks	43,693,218
	(Cost $40,095,297)
REAL ESTATE INVESTMENT TRUSTS – 4.6%
	Equity Real Estate Investment Trusts – 0.8%
3,181	SL Green Realty Corp.	225,342
3,434	Weyerhaeuser Co.	122,147
		347,489
	Mortgage Real Estate Investment Trusts – 3.8%
45,172	AGNC Investment Corp. (b)	712,363
74,667	Annaly Capital Management, Inc. (b)	628,696
39,733	New Residential Investment Corp.	437,063
		1,778,122
	Total Real Estate Investment Trusts	2,125,611
	(Cost $2,098,932)
Units	Description	Value
MASTER LIMITED PARTNERSHIPS – 0.9%
	Independent Power & Renewable Electricity Producers – 0.4%
2,268	NextEra Energy Partners, L.P. (c)	170,917
	Oil, Gas & Consumable Fuels – 0.5%
11,667	Black Stone Minerals, L.P.	140,587
3,183	Sunoco, L.P.	118,790
		259,377
	Total Master Limited Partnerships	430,294
	(Cost $392,309)
	Total Investments – 99.3%	46,249,123
	(Cost $42,586,538) (d)

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2021
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.3)%
(5)	S&P 500® Index	$(2,153,770)	$4,375.00	10/15/21	$(16,500)
(10)	S&P 500® Index	(4,307,540)	4,400.00	10/15/21	(22,510)
(10)	S&P 500® Index	(4,307,540)	4,425.00	10/15/21	(14,600)
(10)	S&P 500® Index	(4,307,540)	4,500.00	11/19/21	(25,500)
(12)	S&P 500® Index	(5,169,048)	4,600.00	11/19/21	(7,800)
(7)	S&P 500® Index	(3,015,278)	4,525.00	12/17/21	(31,738)
(10)	S&P 500® Index	(4,307,540)	4,650.00	12/17/21	(13,670)
	Total Call Options Written				(132,318)
	(Premiums received $564,756) (d)

Net Other Assets and Liabilities – 1.0%	458,271
Net Assets – 100.0%	$46,575,076

(a)	Non-income producing security.
(b)	All or a portion of this security is pledged to cover options written.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.
(d)	Aggregate cost for federal income tax purposes was $42,572,045. As of September 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $5,300,156 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,755,396. The net unrealized appreciation was $3,544,760. The amounts presented are inclusive of derivative contracts.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 43,693,218	$ 43,693,218	$ —	$ —
Real Estate Investment Trusts*	2,125,611	2,125,611	—	—
Master Limited Partnerships*	430,294	430,294	—	—
Total Investments	$ 46,249,123	$ 46,249,123	$—	$—

LIABILITIES TABLE
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (132,318)	$ (132,318)	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments
September 30, 2021
Shares	Description	Value
COMMON STOCKS – 92.7%
	Aerospace & Defense – 0.7%
1,402	Maxar Technologies, Inc.	$39,704
282	Raytheon Technologies Corp.	24,241
		63,945
	Auto Components – 0.4%
2,607	Tenneco, Inc., Class A (a)	37,202
	Automobiles – 1.2%
142	Tesla, Inc. (a)	110,118
	Banks – 12.1%
509	Ameris Bancorp	26,407
2,529	Associated Banc-Corp.	54,171
1,222	BancorpSouth Bank	36,391
714	Hilltop Holdings, Inc.	23,326
4,970	Huntington Bancshares, Inc. (b)	76,836
564	JPMorgan Chase & Co. (b)	92,321
1,311	M&T Bank Corp. (b)	195,785
1,276	PNC Financial Services Group (The), Inc. (b)	249,637
572	Prosperity Bancshares, Inc. (b)	40,686
2,019	Regions Financial Corp.	43,025
750	United Bankshares, Inc.	27,285
2,941	US Bancorp (b)	174,813
2,521	Wells Fargo & Co. (b)	117,000
		1,157,683
	Beverages – 0.2%
425	Coca-Cola (The) Co.	22,300
	Biotechnology – 2.0%
298	AbbVie, Inc.	32,145
116	Amgen, Inc.	24,668
69	Biogen, Inc. (a)	19,526
331	Gilead Sciences, Inc.	23,120
318	Incyte Corp. (a)	21,872
61	Moderna, Inc. (a)	23,477
36	Regeneron Pharmaceuticals, Inc. (a)	21,787
121	Vertex Pharmaceuticals, Inc. (a)	21,948
		188,543
	Capital Markets – 0.9%
759	Northern Trust Corp. (b)	81,828
	Chemicals – 3.9%
105	Albemarle Corp.	22,992
534	CF Industries Holdings, Inc.	29,808
737	Chemours (The) Co.	21,417
571	Corteva, Inc.	24,028
385	Dow, Inc.	22,161
325	DuPont de Nemours, Inc.	22,097
214	Eastman Chemical Co.	21,558
108	Ecolab, Inc.	22,531
1,042	Element Solutions, Inc.	22,591
270	FMC Corp.	24,721
304	Ingevity Corp. (a)	21,697
239	LyondellBasell Industries N.V., Class A	22,430
148	PPG Industries, Inc.	21,165
See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Chemicals (Continued)
284	RPM International, Inc.	$22,053
802	Valvoline, Inc.	25,006
288	Westlake Chemical Corp.	26,248
		372,503
	Commercial Services & Supplies – 0.3%
363	Stericycle, Inc. (a)	24,673
	Construction & Engineering – 0.7%
1,040	AECOM (a)	65,676
	Consumer Finance – 0.8%
191	Capital One Financial Corp.	30,936
951	Synchrony Financial	46,485
		77,421
	Containers & Packaging – 0.3%
1,852	O-I Glass, Inc. (a)	26,428
	Diversified Consumer Services – 1.1%
2,504	H&R Block, Inc.	62,600
926	Terminix Global Holdings, Inc. (a)	38,587
		101,187
	Diversified Financial Services – 1.0%
349	Berkshire Hathaway, Inc., Class B (a)	95,256
	Diversified Telecommunication Services – 2.0%
1,021	AT&T, Inc.	27,577
13,178	Lumen Technologies, Inc. (b)	163,276
		190,853
	Electrical Equipment – 0.2%
2,251	GrafTech International Ltd.	23,230
	Energy Equipment & Services – 0.9%
11,300	TechnipFMC PLC (a)	85,089
	Food & Staples Retailing – 0.9%
1,101	Albertsons Cos., Inc., Class A	34,274
1,052	United Natural Foods, Inc. (a)	50,938
		85,212
	Food Products – 2.1%
3,633	Campbell Soup Co. (b)	151,896
184	JM Smucker (The) Co.	22,085
1,077	Nomad Foods Ltd. (a)	29,682
		203,663
	Health Care Equipment & Supplies – 5.5%
296	Abbott Laboratories	34,967
68	ABIOMED, Inc. (a)	22,135
35	Align Technology, Inc. (a)	23,290
321	Baxter International, Inc.	25,818
96	Becton Dickinson and Co.	23,599
545	Boston Scientific Corp. (a)	23,648
54	Cooper (The) Cos., Inc.	22,319
109	Danaher Corp.	33,184
403	DENTSPLY SIRONA, Inc.	23,394

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Equipment & Supplies (Continued)
47	DexCom, Inc. (a)	$25,702
204	Edwards Lifesciences Corp. (a)	23,095
310	Hologic, Inc. (a)	22,881
36	IDEXX Laboratories, Inc. (a)	22,388
23	Intuitive Surgical, Inc. (a)	22,866
244	Medtronic PLC	30,585
84	ResMed, Inc.	22,138
112	STERIS PLC	22,879
91	Stryker Corp.	23,999
63	Teleflex, Inc.	23,723
54	West Pharmaceutical Services, Inc.	22,925
165	Zimmer Biomet Holdings, Inc.	24,149
		519,684
	Health Care Providers & Services – 3.8%
200	AmerisourceBergen Corp.	23,890
460	Cardinal Health, Inc. (b)	22,752
115	Cigna Corp.	23,018
1,921	Community Health Systems, Inc. (a)	22,476
283	CVS Health Corp.	24,015
181	DaVita, Inc. (a)	21,043
96	HCA Healthcare, Inc.	23,301
317	Henry Schein, Inc. (a)	24,143
58	Humana, Inc.	22,571
79	Laboratory Corp of America Holdings (a)	22,234
119	McKesson Corp.	23,726
160	Quest Diagnostics, Inc.	23,249
173	UnitedHealth Group, Inc.	67,598
157	Universal Health Services, Inc., Class B	21,724
		365,740
	Health Care Technology – 0.8%
2,199	Allscripts Healthcare Solutions, Inc. (a)	29,400
309	Cerner Corp.	21,791
4,008	Multiplan Corp. (a)	22,565
		73,756
	Hotels, Restaurants & Leisure – 0.3%
170	Expedia Group, Inc. (a)	27,863
	Household Durables – 0.2%
889	Taylor Morrison Home Corp. (a)	22,918
	Independent Power & Renewable Electricity Producers – 0.4%
1,991	Vistra Corp.	34,046
	Industrial Conglomerates – 2.3%
2,089	General Electric Co. (b)	215,230
	Insurance – 0.2%
525	Axis Capital Holdings Ltd.	24,171
	Interactive Media & Services – 4.7%
56	Alphabet, Inc., Class A (a)	149,717
56	Alphabet, Inc., Class C (a)	149,258
436	Facebook, Inc., Class A (a)	147,974
		446,949
See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Internet & Direct Marketing Retail – 3.2%
78	Amazon.com, Inc. (a) (b)	$256,233
5,257	Qurate Retail, Inc., Series A	53,569
		309,802
	IT Services – 3.5%
1,338	Alliance Data Systems Corp. (b)	134,991
3,249	DXC Technology Co. (a)	109,199
172	International Business Machines Corp.	23,896
307	Visa, Inc., Class A (b)	68,384
		336,470
	Leisure Products – 0.6%
2,986	Smith & Wesson Brands, Inc.	61,989
	Life Sciences Tools & Services – 2.3%
142	Agilent Technologies, Inc.	22,369
31	Bio-Rad Laboratories, Inc., Class A (a)	23,124
56	Charles River Laboratories International, Inc. (a)	23,110
50	Illumina, Inc. (a)	20,280
94	IQVIA Holdings, Inc. (a)	22,517
16	Mettler-Toledo International, Inc. (a)	22,038
132	PerkinElmer, Inc.	22,874
66	Thermo Fisher Scientific, Inc.	37,708
60	Waters Corp. (a)	21,438
		215,458
	Machinery – 0.3%
865	Kennametal, Inc.	29,609
	Media – 2.3%
5,394	Altice USA, Inc., Class A (a) (b)	111,764
768	AMC Networks, Inc., Class A (a)	35,781
475	Nexstar Media Group, Inc., Class A	72,181
		219,726
	Metals & Mining – 4.9%
588	Alcoa Corp. (a)	28,777
1,464	AngloGold Ashanti Ltd., ADR	23,409
1,196	Barrick Gold Corp.	21,588
3,627	Cia de Minas Buenaventura SAA, ADR (a)	24,519
2,821	Eldorado Gold Corp. (a)	21,806
1,925	First Majestic Silver Corp.	21,752
165	Franco-Nevada Corp.	21,435
701	Freeport-McMoRan, Inc.	22,804
4,063	Kinross Gold Corp.	21,778
607	Kirkland Lake Gold Ltd.	25,245
1,293	MAG Silver Corp. (a)	20,947
415	Newmont Corp.	22,534
200	Nucor Corp.	19,698
949	Pan American Silver Corp.	22,083
2,397	Pretium Resources, Inc. (a)	23,107
159	Reliance Steel & Aluminum Co.	22,645
214	Royal Gold, Inc.	20,435
3,726	Sandstorm Gold Ltd. (a)	21,462
3,179	SilverCrest Metals, Inc. (a)	22,189
1,490	SSR Mining, Inc.	21,679

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Metals & Mining (Continued)
544	Wheaton Precious Metals Corp.	$20,444
		470,336
	Multiline Retail – 0.5%
1,131	Big Lots, Inc.	49,040
	Oil, Gas & Consumable Fuels – 8.4%
1,970	Antero Resources Corp. (a)	37,056
1,391	APA Corp.	29,809
683	Bonanza Creek Energy, Inc.	32,716
248	Chevron Corp.	25,160
2,230	CNX Resources Corp. (a)	28,143
437	ConocoPhillips	29,615
1,876	CVR Energy, Inc.	31,254
1,608	Delek US Holdings, Inc. (a)	28,896
331	Diamondback Energy, Inc.	31,336
355	EOG Resources, Inc.	28,496
438	Exxon Mobil Corp.	25,763
712	Green Plains, Inc. (a)	23,247
795	HollyFrontier Corp.	26,338
1,727	Magnolia Oil & Gas Corp., Class A	30,723
2,122	Marathon Oil Corp.	29,008
423	Marathon Petroleum Corp.	26,146
1,180	Murphy Oil Corp.	29,465
1,025	Occidental Petroleum Corp.	30,319
978	Ovintiv, Inc.	32,157
2,675	PBF Energy, Inc., Class A (a)	34,695
624	PDC Energy, Inc.	29,571
351	Phillips 66	24,580
165	Pioneer Natural Resources Co.	27,474
1,864	Range Resources Corp. (a)	42,182
487	Renewable Energy Group, Inc. (a)	24,447
1,811	Scorpio Tankers, Inc.	33,576
383	Valero Energy Corp.	27,028
		799,200
	Pharmaceuticals – 3.2%
415	Bristol-Myers Squibb Co.	24,556
193	Catalent, Inc. (a)	25,683
135	Eli Lilly & Co.	31,192
477	Johnson & Johnson	77,035
435	Merck & Co., Inc.	32,673
580	Perrigo Co. PLC	27,451
879	Pfizer, Inc. (b)	37,806
1,622	Viatris, Inc.	21,978
116	Zoetis, Inc.	22,520
		300,894
	Road & Rail – 1.1%
266	Avis Budget Group, Inc. (a)	30,992
850	Ryder System, Inc.	70,303
		101,295
	Semiconductors & Semiconductor Equipment – 1.4%
140	Enphase Energy, Inc. (a)	20,996
1,357	Magnachip Semiconductor Corp. (a)	24,100
See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
422	NVIDIA Corp.	$87,422
		132,518
	Software – 4.6%
1,956	Avaya Holdings Corp. (a)	38,709
1,345	Microsoft Corp. (b)	379,182
93	salesforce.com, Inc. (a)	25,224
		443,115
	Specialty Retail – 2.1%
2,111	Academy Sports & Outdoors, Inc. (a)	84,482
15	AutoZone, Inc. (a)	25,470
885	Bed Bath & Beyond, Inc. (a)	15,288
252	Group 1 Automotive, Inc.	47,346
40	O’Reilly Automotive, Inc. (a)	24,443
		197,029
	Technology Hardware, Storage & Peripherals – 4.4%
2,982	Apple, Inc. (b)	421,953
	Total Common Stocks	8,831,601
	(Cost $8,409,279)
REAL ESTATE INVESTMENT TRUSTS – 4.5%
	Equity Real Estate Investment Trusts – 0.7%
648	SL Green Realty Corp.	45,904
698	Weyerhaeuser Co.	24,828
		70,732
	Mortgage Real Estate Investment Trusts – 3.8%
9,092	AGNC Investment Corp. (b)	143,381
15,015	Annaly Capital Management, Inc. (b)	126,426
7,994	New Residential Investment Corp.	87,934
		357,741
	Total Real Estate Investment Trusts	428,473
	(Cost $426,006)
Units	Description	Value
MASTER LIMITED PARTNERSHIPS – 0.9%
	Independent Power & Renewable Electricity Producers – 0.4%
462	NextEra Energy Partners, L.P. (c)	34,816
	Oil, Gas & Consumable Fuels – 0.5%
2,359	Black Stone Minerals, L.P.	28,426
646	Sunoco, L.P.	24,109
		52,535
	Total Master Limited Partnerships	87,351
	(Cost $79,914)
	Total Investments – 98.1%	9,347,425
	(Cost $8,915,199) (d)

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2021
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PUT OPTIONS PURCHASED – 1.7%
1	S&P 500® Index	$430,754	$3,500.00	03/18/22	$6,600
3	S&P 500® Index	1,292,262	3,875.00	03/18/22	34,635
3	S&P 500® Index	1,292,262	4,000.00	06/17/22	60,570
2	S&P 500® Index	861,508	4,100.00	09/16/22	57,900
	Total Put Options Purchased				159,705
	(Cost $181,431) (d)
WRITTEN OPTIONS – (0.7)%
CALL OPTIONS WRITTEN – (0.4)%
(1)	S&P 500® Index	(430,754)	4,375.00	10/15/21	(3,300)
(5)	S&P 500® Index	(2,153,770)	4,400.00	10/15/21	(11,255)
(1)	S&P 500® Index	(430,754)	4,500.00	11/19/21	(2,550)
(3)	S&P 500® Index	(1,292,262)	4,525.00	12/17/21	(13,602)
(3)	S&P 500® Index	(1,292,262)	4,650.00	12/17/21	(4,101)
	Total Call Options Written				(34,808)
	(Premiums received $127,690)
PUT OPTIONS WRITTEN – (0.3)%
(2)	S&P 500® Index	(861,508)	3,500.00	09/16/22	(29,460)
	(Premiums received $24,391)
	Total Written Options				(64,268)
	(Premiums received $152,081) (d)

Net Other Assets and Liabilities – 0.9%	84,072
Net Assets – 100.0%	$9,526,934

(a)	Non-income producing security.
(b)	All or a portion of this security is pledged to cover options written.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.
(d)	Aggregate cost for federal income tax purposes was $9,031,859. As of September 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $764,325 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $353,322. The net unrealized appreciation was $411,003. The amounts presented are inclusive of derivative contracts.

ADR	American Depositary Receipt
See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)
Portfolio of Investments (Continued)
September 30, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 8,831,601	$ 8,831,601	$ —	$ —
Real Estate Investment Trusts*	428,473	428,473	—	—
Master Limited Partnerships*	87,351	87,351	—	—
Total Investments	9,347,425	9,347,425	—	—
Put Options Purchased	159,705	159,705	—	—
Total	$ 9,507,130	$ 9,507,130	$—	$—

LIABILITIES TABLE
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (34,808)	$ (34,808)	$ —	$ —
Put Options Written	(29,460)	—	(29,460)	—
Total	$ (64,268)	$ (34,808)	$ (29,460)	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Rising Dividend Achievers ETF (RDVY)
Portfolio of Investments
September 30, 2021
Shares	Description	Value
COMMON STOCKS – 99.9%
	Banks – 10.5%
2,880,663	Bank of America Corp.	$122,284,144
1,667,590	Citigroup, Inc.	117,031,466
739,879	JPMorgan Chase & Co.	121,110,794
617,520	PNC Financial Services Group (The), Inc.	120,811,613
1,593,166	Popular, Inc.	123,741,203
		604,979,220
	Capital Markets – 8.0%
2,280,909	Bank of New York Mellon (The) Corp.	118,242,322
298,027	Goldman Sachs Group (The), Inc.	112,663,147
3,192,844	Jefferies Financial Group, Inc.	118,550,298
1,146,584	Morgan Stanley	111,574,089
		461,029,856
	Chemicals – 2.0%
445,564	Air Products & Chemicals, Inc.	114,113,396
	Communications Equipment – 1.9%
2,052,241	Cisco Systems, Inc.	111,703,478
	Consumer Finance – 4.1%
2,223,557	Ally Financial, Inc.	113,512,585
711,732	American Express Co.	119,236,462
		232,749,047
	Entertainment – 2.0%
1,466,443	Activision Blizzard, Inc.	113,488,024
	Food Products – 2.0%
1,869,941	Archer-Daniels-Midland Co.	112,215,159
	Health Care Providers & Services – 3.9%
307,397	Anthem, Inc.	114,597,602
286,075	Humana, Inc.	111,326,086
		225,923,688
	Household Durables – 3.8%
1,284,912	DR Horton, Inc.	107,894,061
2,398,680	PulteGroup, Inc.	110,147,385
		218,041,446
	Industrial Conglomerates – 2.0%
533,975	Honeywell International, Inc.	113,352,213
	Insurance – 10.0%
2,160,875	Aflac, Inc.	112,646,414
890,363	Allstate (The) Corp.	113,352,113
2,531,850	Fidelity National Financial, Inc.	114,794,079
1,677,155	Hartford Financial Services Group (The), Inc.	117,820,139
Shares	Description	Value

	Insurance (Continued)
1,890,248	MetLife, Inc.	$116,685,009
		575,297,754
	IT Services – 10.1%
347,849	Accenture PLC, Class A	111,283,852
587,243	Automatic Data Processing, Inc.	117,401,621
1,545,654	Cognizant Technology Solutions Corp., Class A	114,702,983
340,114	Mastercard, Inc., Class A	118,250,836
526,138	Visa, Inc., Class A	117,197,239
		578,836,531
	Leisure Products – 2.0%
1,197,474	Brunswick Corp.	114,083,348
	Machinery – 4.0%
512,395	Cummins, Inc.	115,063,421
546,196	Snap-on, Inc.	114,127,654
		229,191,075
	Media – 2.2%
3,093,888	Fox Corp., Class A	124,095,848
	Metals & Mining – 2.0%
2,112,763	Newmont Corp.	114,723,031
	Paper & Forest Products – 2.0%
1,911,396	Louisiana-Pacific Corp.	117,302,373
	Semiconductors & Semiconductor Equipment – 13.5%
828,625	Applied Materials, Inc.	106,668,896
2,150,156	Intel Corp.	114,560,312
191,563	Lam Research Corp.	109,028,081
532,704	NVIDIA Corp.	110,354,961
873,240	QUALCOMM, Inc.	112,630,495
665,670	Skyworks Solutions, Inc.	109,689,102
594,484	Texas Instruments, Inc.	114,265,770
		777,197,617
	Software – 4.0%
389,061	Microsoft Corp.	109,684,077
1,350,403	Oracle Corp.	117,660,614
		227,344,691
	Specialty Retail – 3.9%
1,064,281	Best Buy Co., Inc.	112,505,144
629,412	Williams-Sonoma, Inc.	111,613,630
		224,118,774
	Technology Hardware, Storage & Peripherals – 6.0%
798,748	Apple, Inc.	113,022,842
4,214,937	HP, Inc.	115,320,676

See Notes to Financial Statements

First Trust Rising Dividend Achievers ETF (RDVY)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Technology Hardware, Storage & Peripherals (Continued)
1,296,130	NetApp, Inc.	$116,340,629
		344,684,147
	Total Investments – 99.9%	5,734,470,716
	(Cost $5,249,244,306) (a)
	Net Other Assets and Liabilities – 0.1%	5,184,523
	Net Assets – 100.0%	$5,739,655,239

(a)	Aggregate cost for federal income tax purposes was $5,282,077,368. As of September 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $562,639,434 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $110,246,086. The net unrealized appreciation was $452,393,348.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 5,734,470,716	$ 5,734,470,716	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Focus 5 ETF (FV)
Portfolio of Investments
September 30, 2021
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 99.9%
	Capital Markets (a) – 99.9%
9,340,644	First Trust Consumer Discretionary AlphaDEX® Fund	$552,125,467
9,633,385	First Trust Industrials/Producer Durables AlphaDEX® Fund	552,378,296
16,655,601	First Trust Nasdaq Transportation ETF	513,660,400
3,453,970	First Trust NASDAQ-100- Technology Sector Index Fund	545,036,466
4,303,653	First Trust Technology AlphaDEX® Fund	528,789,844
	Total Investments – 99.9%	2,691,990,473
	(Cost $1,720,599,494) (b)
	Net Other Assets and Liabilities – 0.1%	2,196,695
	Net Assets – 100.0%	$2,694,187,168

(a)	Represents investments in affiliated funds.
(b)	Aggregate cost for federal income tax purposes was $1,721,533,121. As of September 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $970,491,772 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $34,420. The net unrealized appreciation was $970,457,352.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 2,691,990,473	$ 2,691,990,473	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust RBA American Industrial Renaissance® ETF (AIRR)
Portfolio of Investments
September 30, 2021
Shares	Description	Value
COMMON STOCKS – 99.8%
	Banks – 10.5%
28,614	1st Source Corp.	$1,351,725
55,937	Associated Banc-Corp.	1,198,170
79,409	First Commonwealth Financial Corp.	1,082,345
48,075	First Financial Bancorp	1,125,436
41,418	First Financial Corp.	1,741,627
27,134	First Merchants Corp.	1,135,287
94,106	FNB Corp.	1,093,512
69,927	Fulton Financial Corp.	1,068,485
30,028	German American Bancorp, Inc.	1,159,982
24,678	Heartland Financial USA, Inc.	1,186,518
18,392	Lakeland Financial Corp.	1,310,246
36,769	Mercantile Bank Corp.	1,177,711
37,882	MidWestOne Financial Group, Inc.	1,142,521
67,857	Old National Bancorp	1,150,176
9,452	Park National Corp.	1,152,671
45,862	Peoples Bancorp, Inc.	1,449,698
23,529	QCR Holdings, Inc.	1,210,332
39,382	West Bancorporation, Inc.	1,182,641
14,609	Wintrust Financial Corp.	1,174,125
		23,093,208
	Commercial Services & Supplies – 10.3%
70,470	Clean Harbors, Inc. (a)	7,319,719
349,759	Covanta Holding Corp.	7,037,151
85,825	Heritage-Crystal Clean, Inc. (a)	2,487,209
180,823	U.S. Ecology, Inc. (a)	5,849,624
		22,693,703
	Construction & Engineering – 37.0%
310,047	APi Group Corp. (a)	6,309,456
117,387	Arcosa, Inc.	5,889,306
109,769	Argan, Inc.	4,793,612
84,526	Comfort Systems USA, Inc.	6,028,394
270,777	Concrete Pumping Holdings, Inc. (a)	2,312,436
120,033	Construction Partners, Inc., Class A (a)	4,005,501
40,788	Dycom Industries, Inc. (a)	2,905,737
53,241	EMCOR Group, Inc.	6,142,947
273,402	Great Lakes Dredge & Dock Corp. (a)	4,125,636
89,511	Infrastructure and Energy Alternatives, Inc. (a)	1,023,111
61,818	MasTec, Inc. (a)	5,333,657
71,474	MYR Group, Inc. (a)	7,111,663
63,018	Northwest Pipe Co. (a)	1,493,527
56,984	NV5 Global, Inc. (a)	5,616,913
189,339	Primoris Services Corp.	4,636,912
72,414	Quanta Services, Inc.	8,242,161
144,997	Sterling Construction Co., Inc. (a)	3,287,082
Shares	Description	Value

	Construction & Engineering (Continued)
181,603	Tutor Perini Corp. (a)	$2,357,207
		81,615,258
	Containers & Packaging – 3.1%
214,758	TriMas Corp. (a)	6,949,569
	Electrical Equipment – 11.8%
136,434	Array Technologies, Inc. (a)	2,526,758
65,598	Atkore International Group, Inc. (a)	5,701,778
92,589	Encore Wire Corp.	8,780,215
136,338	FTC Solar, Inc. (a)	1,062,073
34,398	Hubbell, Inc.	6,214,686
63,816	Shoals Technologies Group, Inc., Class A (a)	1,779,190
		26,064,700
	Machinery – 27.1%
104,940	Astec Industries, Inc.	5,646,822
108,127	Blue Bird Corp. (a)	2,255,529
124,567	Douglas Dynamics, Inc.	4,521,782
173,945	Evoqua Water Technologies Corp. (a)	6,533,374
166,287	Federal Signal Corp.	6,422,004
96,790	Mayville Engineering Co., Inc. (a)	1,819,652
433,532	Mueller Water Products, Inc., Class A	6,598,357
33,199	Proto Labs, Inc. (a)	2,211,053
33,378	RBC Bearings, Inc. (a)	7,082,812
111,229	Shyft Group (The), Inc.	4,227,814
102,520	SPX Corp. (a)	5,479,694
460,890	Wabash National Corp.	6,973,266
		59,772,159
	Total Investments – 99.8%	220,188,597
	(Cost $212,755,939) (b)
	Net Other Assets and Liabilities – 0.2%	360,685
	Net Assets – 100.0%	$220,549,282

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $214,640,007. As of September 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $21,601,667 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $16,053,077. The net unrealized appreciation was $5,548,590.

See Notes to Financial Statements

First Trust RBA American Industrial Renaissance® ETF (AIRR)
Portfolio of Investments (Continued)
September 30, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 220,188,597	$ 220,188,597	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Portfolio of Investments
September 30, 2021
Shares	Description	Value
COMMON STOCKS – 71.6%
	Banks – 19.7%
13,935	Bank OZK	$598,926
22,916	Citizens Financial Group, Inc.	1,076,594
16,798	Comerica, Inc.	1,352,239
5,018	Cullen/Frost Bankers, Inc.	595,235
18,752	Fifth Third Bancorp	795,835
63,848	First Horizon Corp.	1,040,084
2,582	JPMorgan Chase & Co.	422,648
2,675	PNC Financial Services Group (The), Inc.	523,337
5,985	Popular, Inc.	464,855
12,957	US Bancorp	770,164
		7,639,917
	Capital Markets – 10.0%
14,472	Apollo Global Management, Inc.	891,330
10,303	Ares Management Corp., Class A	760,671
5,166	Blackstone, Inc.	601,012
6,963	Carlyle Group (The), Inc.	329,211
32,259	Franklin Resources, Inc.	958,738
1,690	T Rowe Price Group, Inc.	332,423
		3,873,385
	Chemicals – 5.1%
8,094	CF Industries Holdings, Inc.	451,807
3,719	Eastman Chemical Co.	374,652
12,405	LyondellBasell Industries N.V., Class A	1,164,209
		1,990,668
	Consumer Finance – 3.1%
21,714	OneMain Holdings, Inc.	1,201,436
	Energy Equipment & Services – 2.4%
38,224	Baker Hughes Co.	945,280
	Food Products – 1.5%
7,164	Bunge Ltd.	582,576
	Household Durables – 5.3%
19,042	Leggett & Platt, Inc.	853,843
36,718	Newell Brands, Inc.	812,937
2,013	Whirlpool Corp.	410,370
		2,077,150
	Insurance – 8.3%
9,885	Lincoln National Corp.	679,594
18,555	Principal Financial Group, Inc.	1,194,942
13,052	Prudential Financial, Inc.	1,373,070
		3,247,606
	Machinery – 1.6%
1,506	Caterpillar, Inc.	289,107
1,593	Snap-on, Inc.	332,857
		621,964
Shares	Description	Value

	Media – 2.8%
29,775	Interpublic Group of (The) Cos., Inc.	$1,091,849
	Oil, Gas & Consumable Fuels – 3.9%
3,898	EOG Resources, Inc.	312,892
19,227	Marathon Petroleum Corp.	1,188,421
		1,501,313
	Professional Services – 0.9%
3,217	ManpowerGroup, Inc.	348,337
	Semiconductors & Semiconductor Equipment – 2.9%
1,578	Broadcom, Inc.	765,219
1,841	Texas Instruments, Inc.	353,859
		1,119,078
	Technology Hardware, Storage & Peripherals – 3.0%
15,295	HP, Inc.	418,471
8,939	Seagate Technology Holdings PLC	737,646
		1,156,117
	Trading Companies & Distributors – 1.1%
1,639	Watsco, Inc.	433,712
	Total Common Stocks	27,830,388
	(Cost $26,281,513)
REAL ESTATE INVESTMENT TRUSTS – 28.0%
	Equity Real Estate Investment Trusts – 23.2%
47,582	Brixmor Property Group, Inc.	1,052,038
2,230	Extra Space Storage, Inc.	374,618
44,562	Kimco Realty Corp.	924,661
5,822	Lamar Advertising Co., Class A	660,506
9,653	Simon Property Group, Inc.	1,254,600
16,403	SL Green Realty Corp.	1,161,989
31,782	STORE Capital Corp.	1,017,977
13,994	Ventas, Inc.	772,609
28,195	Vornado Realty Trust	1,184,472
7,467	Welltower, Inc.	615,281
		9,018,751

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Mortgage Real Estate Investment Trusts – 4.8%
76,065	Starwood Property Trust, Inc.	$1,856,747
	Total Real Estate Investment Trusts	10,875,498
	(Cost $10,299,711)
	Total Investments – 99.6%	38,705,886
	(Cost $36,581,224) (a)
	Net Other Assets and Liabilities – 0.4%	157,539
	Net Assets – 100.0%	$38,863,425

(a)	Aggregate cost for federal income tax purposes was $36,652,190. As of September 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,803,772 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $750,076. The net unrealized appreciation was $2,053,696.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 27,830,388	$ 27,830,388	$ —	$ —
Real Estate Investment Trusts*	10,875,498	10,875,498	—	—
Total Investments	$ 38,705,886	$ 38,705,886	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright International Focus 5 ETF (IFV)
Portfolio of Investments
September 30, 2021
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 99.9%
	Capital Markets (a) – 99.9%
1,544,078	First Trust BICK Index Fund	$52,406,007
949,747	First Trust Germany AlphaDEX® Fund	52,146,239
1,176,759	First Trust India NIFTY 50 Equal Weight ETF	57,888,541
775,222	First Trust Switzerland AlphaDEX® Fund	50,668,510
1,228,619	First Trust United Kingdom AlphaDEX® Fund	51,626,570
	Total Investments – 99.9%	264,735,867
	(Cost $235,674,018) (b)
	Net Other Assets and Liabilities – 0.1%	234,023
	Net Assets – 100.0%	$264,969,890

(a)	Represents investments in affiliated funds.
(b)	Aggregate cost for federal income tax purposes was $235,788,515. As of September 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $31,978,943 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,031,591. The net unrealized appreciation was $28,947,352.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 264,735,867	$ 264,735,867	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
Portfolio of Investments
September 30, 2021
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 99.9%
	Capital Markets (a) – 99.9%
737,016	First Trust Consumer Discretionary AlphaDEX® Fund	$43,565,016
760,114	First Trust Industrials/Producer Durables AlphaDEX® Fund	43,584,937
1,314,197	First Trust Nasdaq Transportation ETF	40,529,967
272,534	First Trust NASDAQ-100-Technology Sector Index Fund	43,005,865
339,579	First Trust Technology AlphaDEX® Fund	41,724,071
	Total Investments – 99.9%	212,409,856
	(Cost $153,819,884) (b)
	Net Other Assets and Liabilities – 0.1%	198,916
	Net Assets – 100.0%	$212,608,772

(a)	Represents investments in affiliated funds.
(b)	Aggregate cost for federal income tax purposes was $153,819,884. As of September 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $58,589,972 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $0. The net unrealized appreciation was $58,589,972.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 212,409,856	$ 212,409,856	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
September 30, 2021
	First Trust NASDAQ Technology Dividend Index Fund (TDIV)	Multi-Asset Diversified Income Index Fund (MDIV)	First Trust S&P International Dividend Aristocrats ETF (FID)	First Trust BuyWrite Income ETF (FTHI)
ASSETS:
Investments, at value - Unaffiliated	$ 1,611,384,781	$ 373,722,875	$ 41,851,083	$ 46,249,123
Investments, at value - Affiliated	—	94,677,062	—	—
Total investments, at value	1,611,384,781	468,399,937	41,851,083	46,249,123
Cash	1,120,423	4,468,643	11,305	425,250
Cash held at broker	—	—	—	8,372
Foreign currency	—	—	14,138	—
Options purchased, at value	—	—	—	—
Receivables:
Dividends	1,767,115	1,476,378	208,950	56,639
Dividend reclaims	185,857	—	75,208	833
Fund shares sold	—	—	—	—
Investment securities sold	—	26,986	—	—
Total Assets	1,614,458,176	474,371,944	42,160,684	46,740,217
LIABILITIES:
Options written, at value	—	—	—	132,318
Due to authorized participant	—	13,617	—	—
Payables:
Investment advisory fees	691,047	186,882	21,358	32,823
Fund shares redeemed	—	—	—	—
Investment securities purchased	—	3,960,210	—	—
Other liabilities	—	7,805	—	—
Total Liabilities	691,047	4,168,514	21,358	165,141
NET ASSETS	$1,613,767,129	$470,203,430	$42,139,326	$46,575,076
NET ASSETS consist of:
Paid-in capital	$ 1,436,587,811	$ 682,734,150	$ 45,988,494	$ 63,799,461
Par value	286,050	287,500	24,000	21,742
Accumulated distributable earnings (loss)	176,893,268	(212,818,220)	(3,873,168)	(17,246,127)
NET ASSETS	$1,613,767,129	$470,203,430	$42,139,326	$46,575,076
NET ASSET VALUE, per share	$56.42	$16.35	$17.56	$21.42
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	28,605,000	28,750,002	2,400,002	2,174,201
Investments, at cost - Unaffiliated	$1,281,392,741	$354,527,670	$40,545,030	$42,586,538
Investments, at cost - Affiliated	$—	$96,044,096	$—	$—
Total investments, at cost	$1,281,392,741	$450,571,766	$40,545,030	$42,586,538
Foreign currency, at cost (proceeds)	$—	$—	$14,079	$—
Premiums paid on options purchased	$—	$—	$—	$—
Premiums received on options written	$—	$—	$—	$564,756

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)	First Trust Rising Dividend Achievers ETF (RDVY)	First Trust Dorsey Wright Focus 5 ETF (FV)	First Trust RBA American Industrial Renaissance® ETF (AIRR)	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)	First Trust Dorsey Wright International Focus 5 ETF (IFV)	First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

$ 9,347,425	$ 5,734,470,716	$—	$ 220,188,597	$ 38,705,886	$—	$—
—	—	2,691,990,473	—	—	264,735,867	212,409,856
9,347,425	5,734,470,716	2,691,990,473	220,188,597	38,705,886	264,735,867	212,409,856
74,235	2,282,605	2,889,412	462,808	50,086	302,285	253,821
4,372	—	—	—	—	—	—
—	—	—	—	—	—	—
159,705	—	—	—	—	—	—

11,426	5,220,074	—	28,772	122,281	—	—
728	—	—	—	4,581	—	—
—	16,731,330	—	—	—	—	—
—	—	2,317,899	—	—	—	—
9,597,891	5,758,704,725	2,697,197,784	220,680,177	38,882,834	265,038,152	212,663,677

64,268	—	—	—	—	—	—
—	—	—	—	—	—	—

6,689	2,329,021	690,868	130,895	19,409	68,262	54,905
—	—	2,319,748	—	—	—	—
—	16,713,936	—	—	—	—	—
—	6,529	—	—	—	—	—
70,957	19,049,486	3,010,616	130,895	19,409	68,262	54,905
$ 9,526,934	$ 5,739,655,239	$ 2,694,187,168	$ 220,549,282	$ 38,863,425	$ 264,969,890	$ 212,608,772

$ 11,885,822	$ 5,353,298,719	$ 2,251,221,410	$ 241,461,392	$ 55,148,505	$ 367,093,583	$ 217,599,221
4,500	1,209,000	588,500	54,000	12,500	116,500	60,500
(2,363,388)	385,147,520	442,377,258	(20,966,110)	(16,297,580)	(102,240,193)	(5,050,949)
$ 9,526,934	$ 5,739,655,239	$ 2,694,187,168	$ 220,549,282	$ 38,863,425	$ 264,969,890	$ 212,608,772
$21.17	$47.47	$45.78	$40.84	$31.09	$22.74	$35.14
450,002	120,900,002	58,850,002	5,400,002	1,250,002	11,650,002	6,050,002
$8,915,199	$5,249,244,306	$—	$212,755,939	$36,581,224	$—	$—
$—	$—	$1,720,599,494	$—	$—	$235,674,018	$153,819,884
$8,915,199	$5,249,244,306	$1,720,599,494	$212,755,939	$36,581,224	$235,674,018	$153,819,884
$—	$—	$—	$—	$—	$—	$—
$181,431	$—	$—	$—	$—	$—	$—
$152,081	$—	$—	$—	$—	$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Year Ended September 30, 2021
	First Trust NASDAQ Technology Dividend Index Fund (TDIV)	Multi-Asset Diversified Income Index Fund (MDIV)	First Trust S&P International Dividend Aristocrats ETF (FID)	First Trust BuyWrite Income ETF (FTHI)
INVESTMENT INCOME:
Dividends - Unaffiliated	$ 39,277,680	$ 11,535,143	$ 1,687,096	$ 1,183,535
Dividends - Affiliated	—	5,042,808	—	—
Interest	122	151	—	(2,014)
Securities lending income (net of fees)	—	—	—	—
Foreign withholding tax	(1,032,405)	—	(158,715)	(3,815)
Other	—	26	—	47
Total investment income	38,245,397	16,578,128	1,528,381	1,177,753
EXPENSES:
Investment advisory fees	7,416,660	2,834,318	195,137	467,762
Total expenses	7,416,660	2,834,318	195,137	467,762
Fees waived by the investment advisor	—	(556,166)	—	—
Net expenses	7,416,660	2,278,152	195,137	467,762
NET INVESTMENT INCOME (LOSS)	30,828,737	14,299,976	1,333,244	709,991
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	(26,571,698)	30,972,733	136,344	5,776,684
Investments - Affiliated	—	(75,006)	—	—
In-kind redemptions - Unaffiliated	293,072,251	5,951,016	—	7,303,683
In-kind redemptions - Affiliated	—	(17,698)	—	—
Purchased options contracts	—	—	—	—
Written options contracts	—	—	—	(4,814,262)
Foreign currency transactions	—	—	4,013	—
Net realized gain (loss)	266,500,553	36,831,045	140,357	8,266,105
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	71,094,267	58,855,328	4,300,810	56,170
Investments - Affiliated	—	1,987,757	—	—
Purchased options contracts	—	—	—	—
Written options contracts	—	—	—	194,280
Foreign currency translation	—	—	(1,783)	—
Net change in unrealized appreciation (depreciation)	71,094,267	60,843,085	4,299,027	250,450
NET REALIZED AND UNREALIZED GAIN (LOSS)	337,594,820	97,674,130	4,439,384	8,516,555
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 368,423,557	$ 111,974,106	$ 5,772,628	$ 9,226,546

See Notes to Financial Statements

First Trust Hedged BuyWrite Income ETF (FTLB)	First Trust Rising Dividend Achievers ETF (RDVY)	First Trust Dorsey Wright Focus 5 ETF (FV)	First Trust RBA American Industrial Renaissance® ETF (AIRR)	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)	First Trust Dorsey Wright International Focus 5 ETF (IFV)	First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

$144,121	$64,264,697	$—	$1,196,641	$1,145,632	$—	$—
—	—	8,520,224	—	—	3,193,061	717,141
(366)	260	46	8	5	238	4
—	—	—	13	—	—	—
(500)	(184,685)	—	—	(271)	—	—
34	—	—	—	—	—	—
143,289	64,080,272	8,520,270	1,196,662	1,145,366	3,193,299	717,145

60,558	16,633,242	7,620,618	1,094,385	218,839	820,536	672,517
60,558	16,633,242	7,620,618	1,094,385	218,839	820,536	672,517
—	—	—	—	—	—	—
60,558	16,633,242	7,620,618	1,094,385	218,839	820,536	672,517
82,731	47,447,030	899,652	102,277	926,527	2,372,763	44,628

538,683	(29,280,781)	—	(7,360)	1,207,249	—	—
—	—	(2,228,412)	—	—	32,587,487	(197,678)
550,240	313,391,191	—	22,213,446	10,821,332	—	—
—	—	408,789,982	—	—	6,632,196	34,140,531
(329,444)	—	—	—	—	—	—
(392,070)	—	—	—	—	—	—
—	—	—	—	—	—	—
367,409	284,110,410	406,561,570	22,206,086	12,028,581	39,219,683	33,942,853

163,747	428,357,284	—	9,760,455	(91,117)	—	—
—	—	276,499,831	—	—	6,817,205	31,031,603
71,774	—	—	—	—	—	—
31,630	—	—	—	—	—	—
—	—	—	—	—	—	—
267,151	428,357,284	276,499,831	9,760,455	(91,117)	6,817,205	31,031,603
634,560	712,467,694	683,061,401	31,966,541	11,937,464	46,036,888	64,974,456
$717,291	$759,914,724	$683,961,053	$32,068,818	$12,863,991	$48,409,651	$65,019,084
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets
	First Trust NASDAQ Technology Dividend Index Fund (TDIV)		Multi-Asset Diversified Income Index Fund (MDIV)
	Year Ended 9/30/2021	Year Ended 9/30/2020	Year Ended 9/30/2021	Year Ended 9/30/2020
OPERATIONS:
Net investment income (loss)	$ 30,828,737	$ 25,584,561	$ 14,299,976	$ 22,694,265
Net realized gain (loss)	266,500,553	55,107,604	36,831,045	(141,123,206)
Net change in unrealized appreciation (depreciation)	71,094,267	50,196,118	60,843,085	(47,081,173)
Net increase (decrease) in net assets resulting from operations	368,423,557	130,888,283	111,974,106	(165,510,114)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(29,861,800)	(25,845,943)	(18,794,700)	(29,891,031)
Return of capital	—	—	(6,052,472)	(6,494,411)
Total distributions to shareholders	(29,861,800)	(25,845,943)	(24,847,172)	(36,385,442)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	784,387,981	417,634,746	9,259,907	134,635,982
Cost of shares redeemed	(754,460,022)	(287,956,521)	(66,909,068)	(207,999,717)
Net increase (decrease) in net assets resulting from shareholder transactions	29,927,959	129,678,225	(57,649,161)	(73,363,735)
Total increase (decrease) in net assets	368,489,716	234,720,565	29,477,773	(275,259,291)
NET ASSETS:
Beginning of period	1,245,277,413	1,010,556,848	440,725,657	715,984,948
End of period	$1,613,767,129	$1,245,277,413	$470,203,430	$440,725,657
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	28,405,000	25,205,000	32,600,002	38,850,002
Shares sold	14,150,000	9,900,000	550,000	8,900,000
Shares redeemed	(13,950,000)	(6,700,000)	(4,400,000)	(15,150,000)
Shares outstanding, end of period	28,605,000	28,405,000	28,750,002	32,600,002

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)		First Trust BuyWrite Income ETF (FTHI)
Year Ended 9/30/2021	Year Ended 9/30/2020	Year Ended 9/30/2021	Year Ended 9/30/2020

$ 1,333,244	$ 699,823	$ 709,991	$ 778,752
140,357	(721,222)	8,266,105	(9,889,308)
4,299,027	(3,017,870)	250,450	(865,038)
5,772,628	(3,039,269)	9,226,546	(9,975,594)

(1,317,871)	(721,161)	(2,535,233)	(781,626)
—	—	—	(2,497,607)
(1,317,871)	(721,161)	(2,535,233)	(3,279,233)

19,294,526	18,764,075	18,094,504	39,555,388
—	(16,291,697)	(37,943,500)	(46,722,420)
19,294,526	2,472,378	(19,848,996)	(7,167,032)
23,749,283	(1,288,052)	(13,157,683)	(20,421,859)

18,390,043	19,678,095	59,732,759	80,154,618
$42,139,326	$18,390,043	$46,575,076	$59,732,759

1,300,002	1,150,002	3,124,201	3,574,201
1,100,000	1,150,000	900,000	1,800,000
—	(1,000,000)	(1,850,000)	(2,250,000)
2,400,002	1,300,002	2,174,201	3,124,201
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)
	First Trust Hedged BuyWrite Income ETF (FTLB)		First Trust Rising Dividend Achievers ETF (RDVY)
	Year Ended 9/30/2021	Year Ended 9/30/2020	Year Ended 9/30/2021	Year Ended 9/30/2020
OPERATIONS:
Net investment income (loss)	$ 82,731	$ 65,150	$ 47,447,030	$ 21,146,569
Net realized gain (loss)	367,409	(655,602)	284,110,410	(19,747,798)
Net change in unrealized appreciation (depreciation)	267,151	(221,236)	428,357,284	26,519,084
Net increase (decrease) in net assets resulting from operations	717,291	(811,688)	759,914,724	27,917,855
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(228,251)	(66,215)	(44,959,526)	(21,259,226)
Return of capital	—	(145,536)	—	—
Total distributions to shareholders	(228,251)	(211,751)	(44,959,526)	(21,259,226)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	7,205,917	2,225,023	5,044,833,796	768,157,359
Cost of shares redeemed	(2,974,588)	(5,313,879)	(1,312,230,974)	(314,875,007)
Net increase (decrease) in net assets resulting from shareholder transactions	4,231,329	(3,088,856)	3,732,602,822	453,282,352
Total increase (decrease) in net assets	4,720,369	(4,112,295)	4,447,558,020	459,940,981
NET ASSETS:
Beginning of period	4,806,565	8,918,860	1,292,097,219	832,156,238
End of period	$9,526,934	$4,806,565	$5,739,655,239	$1,292,097,219
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	250,002	400,002	39,550,002	26,150,002
Shares sold	350,000	100,000	111,000,000	23,650,000
Shares redeemed	(150,000)	(250,000)	(29,650,000)	(10,250,000)
Shares outstanding, end of period	450,002	250,002	120,900,002	39,550,002

See Notes to Financial Statements

First Trust Dorsey Wright Focus 5 ETF (FV)		First Trust RBA American Industrial Renaissance® ETF (AIRR)
Year Ended 9/30/2021	Year Ended 9/30/2020	Year Ended 9/30/2021	Year Ended 9/30/2020

$ 899,652	$ 6,401,620	$ 102,277	$ (89,967)
406,561,570	31,497,770	22,206,086	(2,398,150)
276,499,831	200,093,791	9,760,455	(810,384)
683,961,053	237,993,181	32,068,818	(3,298,501)

(1,159,345)	(7,981,650)	(68,330)	(144,765)
—	—	—	—
(1,159,345)	(7,981,650)	(68,330)	(144,765)

650,797,839	147,416,934	204,119,512	12,492,884
(686,904,053)	(678,198,985)	(63,084,042)	(28,435,922)
(36,106,214)	(530,782,051)	141,035,470	(15,943,038)
646,695,494	(300,770,520)	173,035,958	(19,386,304)

2,047,491,674	2,348,262,194	47,513,324	66,899,628
$2,694,187,168	$2,047,491,674	$220,549,282	$47,513,324

60,050,002	79,250,002	1,850,002	2,500,002
14,950,000	4,850,000	5,150,000	550,000
(16,150,000)	(24,050,000)	(1,600,000)	(1,200,000)
58,850,002	60,050,002	5,400,002	1,850,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)
	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)		First Trust Dorsey Wright International Focus 5 ETF (IFV)
	Year Ended 9/30/2021	Year Ended 9/30/2020	Year Ended 9/30/2021	Year Ended 9/30/2020
OPERATIONS:
Net investment income (loss)	$ 926,527	$ 1,180,697	$ 2,372,763	$ 10,938,339
Net realized gain (loss)	12,028,581	(13,664,469)	39,219,683	(66,943,279)
Net change in unrealized appreciation (depreciation)	(91,117)	(284,910)	6,817,205	29,254,408
Net increase (decrease) in net assets resulting from operations	12,863,991	(12,768,682)	48,409,651	(26,750,532)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(903,831)	(1,297,931)	(2,584,930)	(11,181,681)
Return of capital	—	—	—	—
Total distributions to shareholders	(903,831)	(1,297,931)	(2,584,930)	(11,181,681)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	58,983,424	34,251,548	29,789,512	20,996,726
Cost of shares redeemed	(61,564,516)	(35,013,136)	(29,096,455)	(218,369,257)
Net increase (decrease) in net assets resulting from shareholder transactions	(2,581,092)	(761,588)	693,057	(197,372,531)
Total increase (decrease) in net assets	9,379,068	(14,828,201)	46,517,778	(235,304,744)
NET ASSETS:
Beginning of period	29,484,357	44,312,558	218,452,112	453,756,856
End of period	$38,863,425	$29,484,357	$264,969,890	$218,452,112
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,400,002	1,700,002	11,600,002	23,800,002
Shares sold	2,050,000	1,300,000	1,350,000	1,150,000
Shares redeemed	(2,200,000)	(1,600,000)	(1,300,000)	(13,350,000)
Shares outstanding, end of period	1,250,002	1,400,002	11,650,002	11,600,002

See Notes to Financial Statements

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
Year Ended 9/30/2021	Year Ended 9/30/2020

$ 44,628	$ 1,791,678
33,942,853	2,141,868
31,031,603	(17,899,725)
65,019,084	(13,966,179)

(67,710)	(2,183,455)
—	—
(67,710)	(2,183,455)

49,813,076	17,694,882
(125,909,677)	(246,044,671)
(76,096,601)	(228,349,789)
(11,145,227)	(244,499,423)

223,753,999	468,253,422
$212,608,772	$223,753,999

8,550,002	17,700,002
1,500,000	750,000
(4,000,000)	(9,900,000)
6,050,002	8,550,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 43.84	$ 40.09	$ 38.38	$ 32.39	$ 29.33
Income from investment operations:
Net investment income (loss)	1.10	0.93	0.97	0.96	0.80
Net realized and unrealized gain (loss)	12.55	3.77	1.71	5.90	3.01
Total from investment operations	13.65	4.70	2.68	6.86	3.81
Distributions paid to shareholders from:
Net investment income	(1.07)	(0.95)	(0.97)	(0.87)	(0.75)
Net asset value, end of period	$56.42	$43.84	$40.09	$38.38	$32.39
Total return (a)	31.29%	11.91%	7.21%	21.37%	13.10%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,613,767	$ 1,245,277	$ 1,010,557	$ 948,172	$ 717,616
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	2.08%	2.28%	2.59%	2.70%	2.64%
Portfolio turnover rate (b)	38%	49%	37%	27%	26%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
Multi-Asset Diversified Income Index Fund (MDIV)
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 13.52	$ 18.43	$ 18.54	$ 19.22	$ 18.89
Income from investment operations:
Net investment income (loss)	0.49	0.57	0.83	0.87	0.81
Net realized and unrealized gain (loss)	3.18	(4.52)	0.18	(0.36)	0.59
Total from investment operations	3.67	(3.95)	1.01	0.51	1.40
Distributions paid to shareholders from:
Net investment income	(0.64)	(0.79)	(0.77)	(0.76)	(0.82)
Return of capital	(0.20)	(0.17)	(0.35)	(0.43)	(0.25)
Total distributions	(0.84)	(0.96)	(1.12)	(1.19)	(1.07)
Net asset value, end of period	$16.35	$13.52	$18.43	$18.54	$19.22
Total return (a)	27.50%	(21.89)%	5.74%	2.82%	7.56%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 470,203	$ 440,726	$ 715,985	$ 683,960	$ 850,403
Ratio of total expenses to average net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net expenses to average net assets (b)	0.48%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets	3.03%	3.86%	4.58%	4.62%	4.25%
Portfolio turnover rate (c)	100%	106%	73%	84%	82%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust S&P International Dividend Aristocrats ETF (FID)
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 14.15	$ 17.11	$ 17.19	$ 18.52	$ 17.28
Income from investment operations:
Net investment income (loss)	0.62	0.64	0.63	0.85	0.77
Net realized and unrealized gain (loss)	3.43	(2.93)	(0.08)	(1.26)	1.39
Total from investment operations	4.05	(2.29)	0.55	(0.41)	2.16
Distributions paid to shareholders from:
Net investment income	(0.64)	(0.67)	(0.63)	(0.92)	(0.92)
Net asset value, end of period	$17.56	$14.15	$17.11	$17.19	$18.52
Total return (a)	28.79%	(13.62)%	3.38%	(2.35)%	12.96%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 42,139	$ 18,390	$ 19,678	$ 13,753	$ 12,038
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.69% (b)	0.70%
Ratio of net investment income (loss) to average net assets	4.10%	4.03%	4.01%	4.70%	4.36%
Portfolio turnover rate (c)	57%	81%	44%	196% (d)	129%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	On August 30, 2018, the Fund reduced the annual management fee payable to First Trust, from 0.70% of the Fund’s average daily net assets to 0.60% of the Fund’s average daily net assets.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective August 30, 2018, which resulted in a complete rebalance of the Fund’s portfolio.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust BuyWrite Income ETF (FTHI)
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 19.12	$ 22.43	$ 23.28	$ 22.54	$ 20.57
Income from investment operations:
Net investment income (loss)	0.12	0.23	0.40	0.35	0.30
Net realized and unrealized gain (loss)	3.14	(2.58)	(0.29)	1.35	2.60
Total from investment operations	3.26	(2.35)	0.11	1.70	2.90
Distributions paid to shareholders from:
Net investment income	(0.96)	(0.23)	(0.86)	(0.96)	(0.13)
Return of capital	—	(0.73)	(0.10)	—	(0.80)
Total distributions	(0.96)	(0.96)	(0.96)	(0.96)	(0.93)
Net asset value, end of period	$21.42	$19.12	$22.43	$23.28	$22.54
Total return (a)	17.31%	(10.63)%	0.72%	8.12%	13.93%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 46,575	$ 59,733	$ 80,155	$ 66,898	$ 52,385
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.87% (b)
Ratio of net investment income (loss) to average net assets	1.29%	1.10%	1.43%	1.34%	1.43%
Portfolio turnover rate (c)	199%	210%	209%	239%	315% (d)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes reorganization fees. If this reorganization fee was not included, the expense ratio would have been 0.85%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the rebalance of the portfolio that occurred shortly after the reorganization of FTHI with the First Trust Dividend and Income Fund.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Hedged BuyWrite Income ETF (FTLB)
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 19.23	$ 22.30	$ 22.92	$ 22.27	$ 20.38
Income from investment operations:
Net investment income (loss)	0.34	0.21	0.27	0.40	0.38
Net realized and unrealized gain (loss)	2.26	(2.62)	(0.23)	0.91	2.14
Total from investment operations	2.60	(2.41)	0.04	1.31	2.52
Distributions paid to shareholders from:
Net investment income	(0.66)	(0.21)	(0.58)	(0.66)	(0.63)
Return of capital	—	(0.45)	(0.08)	—	—
Total distributions	(0.66)	(0.66)	(0.66)	(0.66)	(0.63)
Net asset value, end of period	$21.17	$19.23	$22.30	$22.92	$22.27
Total return (a)	13.66%	(10.98)%	0.29%	5.95%	12.57%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 9,527	$ 4,807	$ 8,919	$ 13,751	$ 7,794
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	1.16%	0.96%	1.40%	1.32%	1.45%
Portfolio turnover rate (b)	182%	207%	205%	219%	184%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Rising Dividend Achievers ETF (RDVY)
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 32.67	$ 31.82	$ 31.54	$ 27.84	$ 22.12
Income from investment operations:
Net investment income (loss)	0.59	0.58	0.54	0.41	0.34
Net realized and unrealized gain (loss)	14.79	0.86	0.27	3.68	5.73
Total from investment operations	15.38	1.44	0.81	4.09	6.07
Distributions paid to shareholders from:
Net investment income	(0.58)	(0.59)	(0.53)	(0.39)	(0.35)
Net asset value, end of period	$47.47	$32.67	$31.82	$31.54	$27.84
Total return (a)	47.21%	4.61%	2.72%	14.78%	27.53%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 5,739,655	$ 1,292,097	$ 832,156	$ 690,709	$ 271,405
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	1.43%	1.89%	1.85%	1.50%	1.60%
Portfolio turnover rate (b)	45%	62%	63%	40%	46%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Focus 5 ETF (FV)
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 34.10	$ 29.63	$ 30.93	$ 26.17	$ 22.91
Income from investment operations:
Net investment income (loss)	0.02	0.09	0.11	0.09	0.21
Net realized and unrealized gain (loss)	11.68	4.49	(1.31)	4.83	3.25
Total from investment operations	11.70	4.58	(1.20)	4.92	3.46
Distributions paid to shareholders from:
Net investment income	(0.02)	(0.11)	(0.10)	(0.16)	(0.20)
Net asset value, end of period	$45.78	$34.10	$29.63	$30.93	$26.17
Total return (a)	34.31%	15.50%	(3.92)%	18.91%	15.16%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 2,694,187	$ 2,047,492	$ 2,348,262	$ 2,858,225	$ 2,397,352
Ratio of total expenses to average net assets (b)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	0.04%	0.30%	0.34%	0.30%	0.74%
Portfolio turnover rate (c)	20%	72%	65%	44%	66%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RBA American Industrial Renaissance® ETF (AIRR)
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 25.68	$ 26.76	$ 27.93	$ 26.04	$ 20.49
Income from investment operations:
Net investment income (loss)	0.03	(0.03)	0.10 (a)	0.09	0.08 (a)
Net realized and unrealized gain (loss)	15.16	(0.98)	(1.21)	1.88	5.53
Total from investment operations	15.19	(1.01)	(1.11)	1.97	5.61
Distributions paid to shareholders from:
Net investment income	(0.03)	(0.07)	(0.06)	(0.08)	(0.06)
Net asset value, end of period	$40.84	$25.68	$26.76	$27.93	$26.04
Total return (b)	59.15%	(3.81)%	(3.95)%	7.56%	27.39%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 220,549	$ 47,513	$ 66,900	$ 195,500	$ 169,282
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	0.07%	(0.18)%	0.40%	0.32%	0.33%
Portfolio turnover rate (c)	35%	45%	58%	35%	52%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 21.06	$ 26.07	$ 25.15	$ 24.54	$ 22.11
Income from investment operations:
Net investment income (loss)	0.73	0.68	0.78	0.65	0.60
Net realized and unrealized gain (loss)	10.01	(4.95)	0.86	0.59	2.44
Total from investment operations	10.74	(4.27)	1.64	1.24	3.04
Distributions paid to shareholders from:
Net investment income	(0.71)	(0.74)	(0.72)	(0.63)	(0.61)
Net asset value, end of period	$31.09	$21.06	$26.07	$25.15	$24.54
Total return (a)	51.29%	(16.49)%	6.87%	5.10%	13.93%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 38,863	$ 29,484	$ 44,313	$ 37,727	$ 28,221
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.69% (b)	0.70%
Ratio of net investment income (loss) to average net assets	2.54%	2.81%	3.50%	2.79%	2.61%
Portfolio turnover rate (c)	186%	193%	160%	297% (d)	150%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	On September 6, 2018, the Fund reduced the annual management fee payable to First Trust, from 0.70% of the Fund’s average daily net assets to 0.60% of the Fund’s average daily net assets.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective September 6, 2018, which resulted in a complete rebalance of the Fund’s portfolio.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright International Focus 5 ETF (IFV)
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 18.83	$ 19.07	$ 20.33	$ 21.35	$ 17.55
Income from investment operations:
Net investment income (loss)	0.20	0.56	0.37	0.33	0.25
Net realized and unrealized gain (loss)	3.93	(0.23)	(1.26)	(0.93)	3.73
Total from investment operations	4.13	0.33	(0.89)	(0.60)	3.98
Distributions paid to shareholders from:
Net investment income	(0.22)	(0.57)	(0.35)	(0.42)	(0.18)
Return of capital	—	—	(0.02)	—	—
Total distributions	(0.22)	(0.57)	(0.37)	(0.42)	(0.18)
Net asset value, end of period	$22.74	$18.83	$19.07	$20.33	$21.35
Total return (a)	21.91%	1.75%	(4.42)%	(2.91)%	22.71%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 264,970	$ 218,452	$ 453,757	$ 774,665	$ 794,132
Ratio of total expenses to average net assets (b)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	0.87%	3.19%	1.89%	1.57%	1.59%
Portfolio turnover rate (c)	66%	29%	42%	0%	49%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 26.17	$ 26.45	$ 28.80	$ 24.36	$ 21.32
Income from investment operations:
Net investment income (loss)	0.01	0.13	0.22	0.08	0.17
Net realized and unrealized gain (loss)	8.97	(0.25)	(2.37)	4.51	3.04
Total from investment operations	8.98	(0.12)	(2.15)	4.59	3.21
Distributions paid to shareholders from:
Net investment income	(0.01)	(0.16)	(0.20)	(0.15)	(0.16)
Net realized gain	—	—	—	—	(0.01)
Total distributions	(0.01)	(0.16)	(0.20)	(0.15)	(0.17)
Net asset value, end of period	$35.14	$26.17	$26.45	$28.80	$24.36
Total return (a)	34.32%	(0.46)%	(7.46)%	18.91%	15.13%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 212,609	$ 223,754	$ 468,253	$ 620,537	$ 328,881
Ratio of total expenses to average net assets (b)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	0.02%	0.54%	0.79%	0.32%	0.80%
Portfolio turnover rate (c)	20%	225%	90%	42%	54%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
September 30, 2021
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty-two exchange-traded funds that are offering shares. This report covers the eleven funds (each a “Fund” and collectively, the “Funds”) listed below. The shares of each Fund are listed and traded on The Nasdaq Stock Market LLC (“Nasdaq”).
First Trust NASDAQ Technology Dividend Index Fund – (ticker “TDIV”)
Multi-Asset Diversified Income Index Fund – (ticker “MDIV”)
First Trust S&P International Dividend Aristocrats ETF – (ticker “FID”)
First Trust BuyWrite Income ETF – (ticker “FTHI”)
First Trust Hedged BuyWrite Income ETF – (ticker “FTLB”)
First Trust Rising Dividend Achievers ETF – (ticker “RDVY”)
First Trust Dorsey Wright Focus 5 ETF – (ticker “FV”)
First Trust RBA American Industrial Renaissance® ETF – (ticker “AIRR”)
First Trust Dorsey Wright Momentum & Dividend ETF – (ticker “DDIV”)
First Trust Dorsey Wright International Focus 5 ETF – (ticker “IFV”)
First Trust Dorsey Wright Dynamic Focus 5 ETF – (ticker “FVC”)
TDIV operates as a non-diversified series of the Trust. Each of MDIV, FID, FTHI, FTLB, RDVY, FV, AIRR, DDIV, IFV and FVC operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act. Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund, except for FTHI and FTLB, seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:
Fund	Index
First Trust NASDAQ Technology Dividend Index Fund
Multi-Asset Diversified Income Index Fund
First Trust S&P International Dividend Aristocrats ETF
First Trust Rising Dividend Achievers ETF
First Trust Dorsey Wright Focus 5 ETF
First Trust RBA American Industrial Renaissance® ETF
First Trust Dorsey Wright Momentum & Dividend ETF
First Trust Dorsey Wright International Focus 5 ETF
First Trust Dorsey Wright Dynamic Focus 5 ETF	Nasdaq Technology Dividend IndexTM(1)
Nasdaq US Multi-Asset Diversified Income IndexSM(1)
S&P International Dividend Aristocrats Index(2)
Nasdaq US Rising Dividend AchieversTM Index(1)
Dorsey Wright Focus FiveTM Index(3)
Richard Bernstein Advisors American Industrial Renaissance® Index(4)
Dorsey Wright Momentum Plus Dividend Yield Index(1)
Dorsey Wright International Focus FiveTM Index(3)
Dorsey Wright Dynamic Focus Five Index(3)
(1) This index is developed, maintained and sponsored by Nasdaq, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.
(2) This index is developed and maintained by S&P Dow Jones Indices, LLC, and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.
(3) This index is developed and sponsored by Dorsey, Wright & Associates, LLC, maintained by Nasdaq, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.
(4) This index is developed and sponsored by Richard Bernstein Advisors LLC, maintained by ICE Data Indices, LLC, and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.
FTHI and FTLB are actively managed exchange-traded funds. The primary investment objective of FTHI is to provide current income. FTHI’s secondary investment objective is to provide capital appreciation. Under normal market conditions, FTHI pursues its investment objectives by investing primarily in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call options on the Standard & Poor’s 500® Index (the “S&P 500”). The Fund employs an option strategy in which it writes U.S. exchange-traded covered call options on the S&P 500 in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of the Fund’s overall NAV.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
The investment objective of FTLB is to provide current income. Under normal market conditions, FTLB pursues its investment objective by investing primarily in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of buying U.S. exchange-traded put options on the S&P 500 and writing (selling) U.S. exchange-traded covered call options on the S&P 500. The Fund employs an option strategy in which it writes U.S. exchange-traded covered call options on the S&P 500 in order to seek additional cash flow in the form of premiums on the options. A premium is the income received by an investor who sells or writes an option contract to another party. These premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the S&P 500 that seek to provide the Fund with downside protection and which are expected to reduce the Fund’s price sensitivity to declining markets. The market value of the option strategy may be up to 20% of the Fund’s overall NAV.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
U.S. Treasuries are fair valued on the basis of valuations provided by a third-party pricing service approved by the Trust’s Board of Trustees.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of September 30, 2021, is included with each Fund’s Portfolio of Investments.
B. Option Contracts
FTHI and FTLB are subject to equity price risk in the normal course of pursuing their investment objectives and may write (sell) U.S. exchange-traded covered call options on the S&P 500 to hedge against changes in the value of equities. Additionally, these two Funds seek to generate additional income, in the form of premiums received, from writing (selling) the options. FTHI and FTLB may write (sell) covered call options or put options (“options”) on all or a portion of the equity securities held in their respective portfolios and on securities indices as determined to be appropriate by the Advisor, consistent with their investment objectives. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. These two Funds will not write (sell) “naked” or uncovered options. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
Options written (sold) by FTHI and FTLB will either be exercised, expire, or be canceled pursuant to a closing transaction. If an index option written (sold) by either of these two Funds is exercised, the Fund would be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the price of the index is less than the option’s strike price, the index option will likely expire without being exercised. In the case of a stock option, if the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by each Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statements of Operations.
The index options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to receive an amount of cash based on the difference between the closing level of the stock index and the exercise price on or prior to the option’s expiration date. The stock options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to purchase securities from each Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call or put options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. As the writer (seller) of a covered option, each Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
FTLB may also purchase U.S. exchange-traded call or put options on the S&P 500 to hedge against changes in the value of equities. The purchase of call or put options involves the risk of loss of all or a part of the cash paid for the put options (the premium). The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. When the Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in “Options purchased, at value” on the Statements of Assets and Liabilities.
If FTLB elects to exercise a call or put option on the S&P 500, settlement does not occur by the delivery of the securities comprising the Index. FTLB, as holder of the stock index option, receives an amount of cash if the closing level of the stock index upon which the option is based is less than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the Fund elects to allow a put option to expire, then the equity price risk for purchased options is limited to the premium initially paid. Gain or loss on options is included in “Purchased options contracts” on the Statements of Operations.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Affiliated Transactions
MDIV, FV, IFV, and FVC invest in securities of affiliated funds. Each Fund’s investment performance and risks are related to the investment performance and risks of the affiliated funds.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
Amounts relating to these investments in MDIV at September 30, 2021, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2021	Value at 9/30/2020	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2021	Dividend Income
First Trust Tactical High Yield ETF	1,964,662	$ 91,385,726	$ 20,249,926	$ (18,853,643)	$ 1,987,757	$ (92,704)	$ 94,677,062	$ 5,042,808
Amounts relating to these investments in FV at September 30, 2021, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2021	Value at 9/30/2020	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2021	Dividend Income
First Trust Consumer Discretionary AlphaDEX® Fund	9,340,644	$400,825,212	$130,107,191	$ (131,293,458)	$142,063,821	$10,422,701	$552,125,467	$2,498,762
First Trust Dow Jones Internet Index Fund	—	408,238,044	97,681,775	(580,715,665)	(253,844,665)	328,640,511	—	—
First Trust Industrials/Producer Durables AlphaDEX® Fund	9,633,385	—	522,051,812	(17,283,826)	46,285,881	1,324,429	552,378,296	2,132,242
First Trust Nasdaq Transportation ETF	16,655,601	401,360,989	131,901,966	(144,605,701)	117,844,673	7,158,473	513,660,400	3,348,566
First Trust NASDAQ-100-Technology Sector Index Fund	3,453,970	412,866,145	129,421,741	(136,549,303)	116,440,877	22,857,006	545,036,466	439,949
First Trust Technology AlphaDEX® Fund	4,303,653	423,428,260	135,200,086	(173,706,196)	107,709,244	36,158,450	528,789,844	100,705
		$2,046,718,650	$1,146,364,571	$(1,184,154,149)	$276,499,831	$406,561,570	$2,691,990,473	$8,520,224

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
Amounts relating to these investments in IFV at September 30, 2021, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2021	Value at 9/30/2020	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2021	Dividend Income
First Trust BICK Index Fund	1,544,078	$43,485,202	$12,616,127	$ (10,767,560)	$5,299,711	$1,772,527	$52,406,007	$346,700
First Trust China AlphaDEX® Fund	—	37,830,104	2,985,145	(44,231,573)	(6,091,898)	9,508,222	—	—
First Trust Chindia ETF	—	46,198,623	6,911,573	(55,354,990)	(15,948,497)	18,193,291	—	109,441
First Trust Europe AlphaDEX® Fund	—	—	54,457,049	(60,261,645)	—	5,804,596	—	830,917
First Trust Germany AlphaDEX® Fund	949,747	47,933,240	6,167,808	(13,009,182)	9,952,672	1,101,701	52,146,239	889,858
First Trust India NIFTY 50 Equal Weighted ETF	1,176,759	—	59,077,601	(10,411,351)	8,417,593	804,698	57,888,541	115,204
First Trust Switzerland AlphaDEX® Fund	775,222	42,792,105	9,236,786	(11,368,420)	8,212,484	1,795,555	50,668,510	816,421
First Trust United Kingdom AlphaDEX® Fund	1,228,619	—	55,398,639	(752,487)	(3,024,860)	5,278	51,626,570	318,335
		$218,239,274	$206,850,728	$(206,157,208)	$6,817,205	$38,985,868	$264,735,867	$3,426,876
Amounts relating to these investments in FVC at September 30, 2021, and for the fiscal year then ended are:
Security Name	Shares at 9/30/2021	Value at 9/30/2020	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2021	Dividend Income
First Trust Consumer Discretionary AlphaDEX® Fund	737,016	$43,803,183	$9,907,961	$ (24,669,360)	$10,480,430	$4,042,802	$43,565,016	$209,694
First Trust Dow Jones Internet Index Fund	—	44,613,117	8,953,983	(60,777,610)	(8,066,392)	15,276,902	—	—
First Trust Industrials/Producer Durables AlphaDEX® Fund	760,114	—	46,051,431	(6,879,867)	3,830,652	582,721	43,584,937	178,230
First Trust Nasdaq Transportation ETF	1,314,197	43,861,695	10,141,387	(25,841,154)	9,901,984	2,466,055	40,529,967	280,645
First Trust NASDAQ-100-Technology Sector Index Fund	272,534	45,118,981	9,921,806	(24,934,336)	8,307,053	4,592,361	43,005,865	40,560
First Trust Technology AlphaDEX® Fund	339,579	46,273,279	10,508,889	(28,617,985)	6,577,876	6,982,012	41,724,071	8,012
		$223,670,255	$95,485,457	$(171,720,312)	$31,031,603	$33,942,853	$212,409,856	$717,141
F. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
G. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. As of September 30, 2021, no Funds had securities in the securities lending program. During the fiscal year ended September 30, 2021, AIRR participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
H. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly for MDIV, FTHI, and FTLB and quarterly for TDIV, FID, RDVY, FV, AIRR, DDIV, IFV, and FVC or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense, and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust NASDAQ Technology Dividend Index Fund	$ 29,861,800	$ —	$ —
Multi-Asset Diversified Income Index Fund	18,794,700	—	6,052,472
First Trust S&P International Dividend Aristocrats ETF	1,317,871	—	—
First Trust BuyWrite Income ETF	2,535,233	—	—
First Trust Hedged BuyWrite Income ETF	228,251	—	—
First Trust Rising Dividend Achievers ETF	44,959,526	—	—
First Trust Dorsey Wright Focus 5 ETF	1,159,345	—	—
First Trust RBA American Industrial Renaissance® ETF	68,330	—	—
First Trust Dorsey Wright Momentum & Dividend ETF	903,831	—	—
First Trust Dorsey Wright International Focus 5 ETF	2,584,930	—	—
First Trust Dorsey Wright Dynamic Focus 5 ETF	67,710	—	—
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2020, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust NASDAQ Technology Dividend Index Fund	$ 25,845,943	$ —	$ —
Multi-Asset Diversified Income Index Fund	29,891,031	—	6,494,411
First Trust S&P International Dividend Aristocrats ETF	721,161	—	—
First Trust BuyWrite Income ETF	781,626	—	2,497,607
First Trust Hedged BuyWrite Income ETF	66,215	—	145,536
First Trust Rising Dividend Achievers ETF	21,259,226	—	—
First Trust Dorsey Wright Focus 5 ETF	7,981,650	—	—
First Trust RBA American Industrial Renaissance® ETF	144,765	—	—
First Trust Dorsey Wright Momentum & Dividend ETF	1,297,931	—	—
First Trust Dorsey Wright International Focus 5 ETF	11,181,681	—	—
First Trust Dorsey Wright Dynamic Focus 5 ETF	2,183,455	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
As of September 30, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust NASDAQ Technology Dividend Index Fund	$ 2,360,618	$ (134,991,212)	$ 309,523,862
Multi-Asset Diversified Income Index Fund	—	(230,726,724)	17,908,504
First Trust S&P International Dividend Aristocrats ETF	187,761	(5,055,961)	995,032
First Trust BuyWrite Income ETF	—	(20,790,887)	3,544,760
First Trust Hedged BuyWrite Income ETF	—	(2,774,391)	411,003
First Trust Rising Dividend Achievers ETF	3,245,996	(70,491,824)	452,393,348
First Trust Dorsey Wright Focus 5 ETF	—	(528,080,094)	970,457,352
First Trust RBA American Industrial Renaissance® ETF	49,274	(26,563,974)	5,548,590
First Trust Dorsey Wright Momentum & Dividend ETF	143,478	(18,494,754)	2,053,696
First Trust Dorsey Wright International Focus 5 ETF	21,648	(131,209,193)	28,947,352
First Trust Dorsey Wright Dynamic Focus 5 ETF	—	(63,640,921)	58,589,972
I. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020 and 2021 remain open to federal and state audit. As of September 30, 2021, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At September 30, 2021, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
First Trust NASDAQ Technology Dividend Index Fund	$ 134,991,212
Multi-Asset Diversified Income Index Fund	230,726,724
First Trust S&P International Dividend Aristocrats ETF	5,055,961
First Trust BuyWrite Income ETF	20,790,887
First Trust Hedged BuyWrite Income ETF	2,774,391
First Trust Rising Dividend Achievers ETF	70,491,824
First Trust Dorsey Wright Focus 5 ETF	528,080,094
First Trust RBA American Industrial Renaissance® ETF	26,563,974
First Trust Dorsey Wright Momentum & Dividend ETF	18,494,754
First Trust Dorsey Wright International Focus 5 ETF	131,209,193
First Trust Dorsey Wright Dynamic Focus 5 ETF	63,640,921
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2021, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust NASDAQ Technology Dividend Index Fund	$ —	$ (287,547,063)	$ 287,547,063
Multi-Asset Diversified Income Index Fund	3,512,246	3,641,553	(7,153,799)
First Trust S&P International Dividend Aristocrats ETF	39,385	(39,385)	—
First Trust BuyWrite Income ETF	1,817,465	(7,155,451)	5,337,986
First Trust Hedged BuyWrite Income ETF	144,849	(542,691)	397,842
First Trust Rising Dividend Achievers ETF	—	(294,505,655)	294,505,655
First Trust Dorsey Wright Focus 5 ETF	259,693	(408,459,832)	408,200,139
First Trust RBA American Industrial Renaissance® ETF	—	(21,791,817)	21,791,817
First Trust Dorsey Wright Momentum & Dividend ETF	74,464	(10,667,429)	10,592,965
First Trust Dorsey Wright International Focus 5 ETF	227,941	(6,631,787)	6,403,846
First Trust Dorsey Wright Dynamic Focus 5 ETF	23,082	(30,586,554)	30,563,472
J. Expenses
Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of advisory fees, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), taxes, interest, and extraordinary expenses, which are paid by each respective Fund. See Note 3 relating to a reduction in MDIV’s annual unitary management fee. Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor.
First Trust has entered into licensing agreements with the following “Licensors” for the respective Funds:
Fund	Licensor
First Trust NASDAQ Technology Dividend Index Fund	Nasdaq, Inc.
Multi-Asset Diversified Income Index Fund	Nasdaq, Inc.
First Trust S&P International Dividend Aristocrats ETF	S&P Dow Jones Indices, LLC
First Trust Rising Dividend Achievers ETF	Nasdaq, Inc.
First Trust Dorsey Wright Focus 5 ETF	Dorsey, Wright & Associates, LLC
First Trust RBA American Industrial Renaissance® ETF	Richard Bernstein Advisors LLC
First Trust Dorsey Wright Momentum & Dividend ETF	Nasdaq, Inc.
First Trust Dorsey Wright International Focus 5 ETF	Dorsey, Wright & Associates, LLC
First Trust Dorsey Wright Dynamic Focus 5 ETF	Dorsey, Wright & Associates, LLC
The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
Each Fund pays First Trust an annual unitary management fee based on each Fund’s average daily net assets at a rate set forth below:
Rate
First Trust NASDAQ Technology Dividend Index Fund	0.50%
Multi-Asset Diversified Income Index Fund	0.60%
First Trust S&P International Dividend Aristocrats ETF	0.60%
First Trust BuyWrite Income ETF	0.85%
First Trust Hedged BuyWrite Income ETF	0.85%
First Trust Rising Dividend Achievers ETF	0.50%
First Trust Dorsey Wright Focus 5 ETF	0.30%
First Trust RBA American Industrial Renaissance® ETF	0.70%
First Trust Dorsey Wright Momentum & Dividend ETF	0.60%
First Trust Dorsey Wright International Focus 5 ETF	0.30%
First Trust Dorsey Wright Dynamic Focus 5 ETF	0.30%
In addition, MDIV, FV, IFV, and FVC incur pro rata share of fees and acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, if applicable, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, distributions and service fees pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.
Pursuant to a contractual agreement between the Trust, on behalf of MDIV, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the management fees earned by MDIV on assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) the termination of MDIV’s investment management agreement with First Trust; however, it is expected to remain in place at least until January 31, 2022. First Trust does not have the right to recover the waived fees on the shares of investment companies advised by First Trust. For the year ended September 30, 2021, MDIV waived $556,166 of management fees.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
4. Purchases and Sales of Securities
For the fiscal year ended September 30, 2021, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust NASDAQ Technology Dividend Index Fund	$ 558,812,065	$ 557,187,071
Multi-Asset Diversified Income Index Fund	466,416,166	473,794,054
First Trust S&P International Dividend Aristocrats ETF	21,362,514	18,078,959
First Trust BuyWrite Income ETF	106,379,091	113,801,593
First Trust Hedged BuyWrite Income ETF	12,683,439	13,534,985
First Trust Rising Dividend Achievers ETF	1,494,092,805	1,484,735,567
First Trust Dorsey Wright Focus 5 ETF	495,764,197	494,603,947
First Trust RBA American Industrial Renaissance® ETF	54,451,329	54,668,869
First Trust Dorsey Wright Momentum & Dividend ETF	66,015,049	65,595,009
First Trust Dorsey Wright International Focus 5 ETF	177,068,351	177,089,547
First Trust Dorsey Wright Dynamic Focus 5 ETF	45,683,063	45,573,073

For the fiscal year ended September 30, 2021, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust NASDAQ Technology Dividend Index Fund	$ 781,483,687	$ 753,652,215
Multi-Asset Diversified Income Index Fund	9,220,204	66,627,023
First Trust S&P International Dividend Aristocrats ETF	15,861,489	—
First Trust BuyWrite Income ETF	18,175,471	38,365,396
First Trust Hedged BuyWrite Income ETF	7,260,782	3,026,607
First Trust Rising Dividend Achievers ETF	5,032,111,776	1,309,794,759
First Trust Dorsey Wright Focus 5 ETF	650,600,374	689,550,202
First Trust RBA American Industrial Renaissance® ETF	204,055,869	63,092,851
First Trust Dorsey Wright Momentum & Dividend ETF	58,658,247	61,442,482
First Trust Dorsey Wright International Focus 5 ETF	29,782,377	29,067,661
First Trust Dorsey Wright Dynamic Focus 5 ETF	49,802,394	126,147,239
5. Derivative Transactions
The following tables present the type of derivatives held by each Fund at September 30, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.
FTHI
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Options	Equity Risk	—	$ —	Options written, at value	$ 132,318
FTLB
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Options	Equity Risk	Options purchased, at value	$ 159,705	Options written, at value	$ 64,268

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
	Equity Risk
Statements of Operations Location	FTHI	FTLB
Net realized gain (loss) on Purchased options contracts	$—	$(329,444)
Net realized gain (loss) on Written options contracts	(4,814,262)	(392,070)
Net change in unrealized gain (loss) on Purchased options contracts	—	71,774
Net change in unrealized gain (loss) on Written options contracts	194,280	31,630
During the fiscal year ended September 30, 2021, for FTHI, the premiums for written options opened were $4,371,984, and the premiums for written options closed, exercised and expired were $5,679,604.
During the fiscal year ended September 30, 2021, for FTLB, the premiums for written options opened were $595,252, and the premiums for written options closed, exercised and expired were $587,505. During the fiscal year ended September 30, 2021, for FTLB, the premiums for purchased options opened were $393,771, and the premiums for purchased options closed, exercised and expired were $386,386.
FTHI and FTLB do not have the right to offset on financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2023.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, First Trust S&P International Dividend Aristocrats ETF, First Trust BuyWrite Income ETF, First Trust Hedged BuyWrite Income ETF, First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance® ETF, First Trust Dorsey Wright Momentum & Dividend ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VI, including the portfolios of investments, as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
November 23, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended September 30, 2021, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust NASDAQ Technology Dividend Index Fund	100.00%
Multi-Asset Diversified Income Index Fund	39.35%
First Trust S&P International Dividend Aristocrats ETF	0.00%
First Trust BuyWrite Income ETF	28.10%
First Trust Hedged BuyWrite Income ETF	35.89%
First Trust Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Focus 5 ETF	**
First Trust RBA American Industrial Renaissance® ETF	100.00%
First Trust Dorsey Wright Momentum & Dividend ETF	77.41%
First Trust Dorsey Wright International Focus 5 ETF	**
First Trust Dorsey Wright Dynamic Focus 5 ETF	**
For the taxable year ended September 30, 2021, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust NASDAQ Technology Dividend Index Fund	100.00%
Multi-Asset Diversified Income Index Fund	39.83%
First Trust S&P International Dividend Aristocrats ETF	81.11%
First Trust BuyWrite Income ETF	28.10%
First Trust Hedged BuyWrite Income ETF	35.89%
First Trust Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Focus 5 ETF	**
First Trust RBA American Industrial Renaissance® ETF	100.00%
First Trust Dorsey Wright Momentum & Dividend ETF	82.69%
First Trust Dorsey Wright International Focus 5 ETF	**
First Trust Dorsey Wright Dynamic Focus 5 ETF	**
**The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Additionally, the actual percentage of income that qualified for the dividends received deduction will be available to shareholders shortly after calendar year end.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
A portion of the ordinary dividends (including short-term capital gains) that MDIV, FTHI, FTLB and DDIV paid to shareholders during the taxable year ended September 30, 2021, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Funds received from the underlying Real Estate Investment Trusts (REITs) they invest in.
The following Fund met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elects to pass through to its shareholders credit for foreign taxes paid. For the taxable year ended September 30, 2021, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries is as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust S&P International Dividend Aristocrats ETF	$ 1,687,096	$ 0.70	$ 157,457	$ 0.07
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following eleven series of the Trust (each a “Fund” and collectively, the “Funds”):
    First Trust NASDAQ Technology Dividend Index Fund (TDIV)
    Multi-Asset Diversified Income Index Fund (MDIV)
    First Trust S&P International Dividend Aristocrats ETF (FID)
    First Trust Dorsey Wright Focus 5 ETF (FV)
    First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
    First Trust Rising Dividend Achievers ETF (RDVY)
    First Trust RBA American Industrial Renaissance® ETF (AIRR)
    First Trust Hedged BuyWrite Income ETF (FTLB)
    First Trust BuyWrite Income ETF (FTHI)
    First Trust Dorsey Wright International Focus 5 ETF (IFV)

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
    First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board considered that FTLB and FTHI are actively-managed ETFs and noted that the Advisor’s Alternatives Investment Team is responsible for the day-to-day management of the Funds’ investments. The Board considered the background and experience of the members of the Alternatives Investment Team, including the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective(s), policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective(s), policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
any. The Board considered that the Advisor had previously agreed to extend the Fee Offset Agreement for MDIV through January 31, 2022, whereby the Advisor offsets its unitary fee paid by MDIV related to the portion of MDIV’s assets invested in other investment companies advised by the Advisor. The Board noted that because each of FV, IFV and FVC invests in underlying ETFs in the First Trust Fund Complex, each such Fund will incur acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying ETFs. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios (excluding acquired fund fees and expenses for FV, IFV and FVC) were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rates for MDIV (including the fee offset), FTLB, FTHI and IFV were below the median total (net) expense ratio (excluding acquired fund fees and expenses, as applicable) of the peer funds in each Fund’s respective Expense Group, that the unitary fee rates for FV and FVC were equal to the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in each Fund’s respective Expense Group and that the unitary fee rate for each other Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. The Board also noted that FVC’s total (net) expense ratio (including acquired fund fees and expenses) was equal to the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its Expense Group and FV’s and IFV’s total (net) expense ratios (including acquired fund fees and expenses) were above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in each Fund’s respective Expense Group. With respect to the Expense Groups, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for index ETFs and actively-managed ETFs, including, for index ETFs, differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and, for both index ETFs and actively-managed ETFs, different business models that may affect the pricing of services among ETF sponsors. For actively-managed ETFs, the Board also noted that there were no other actively-managed ETFs in the Expense Groups for FTLB and FTHI. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. With the exception of FTLB and FTHI, the Board received and reviewed information for periods ended December 31, 2020 regarding the performance of each Fund’s underlying index, the correlation between each Fund’s performance and that of its underlying index, each Fund’s tracking difference and each Fund’s excess return as compared to its benchmark index. With respect to DDIV, the Board noted that during 2018, it approved changes to the Fund’s investment objective and, effective September 6, 2018, the Fund changed its name and ticker symbol and began tracking the Dorsey Wright Momentum Plus Dividend Yield Index, and that the performance information included a blend of the old and new indexes. With respect to FID, the Board noted that during 2018, it approved changes to the Fund’s investment objective and, effective August 30, 2018, the Fund changed its name and ticker symbol and began tracking the S&P International Dividend Aristocrats Index, and that the performance information included a blend of the old and new indexes. Based on the information provided and its ongoing review of performance, the Board concluded that each applicable Fund was correlated to its underlying index and that the tracking difference for each such Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing each applicable Fund’s performance to that of its respective Performance Universe and to that of a broad-based benchmark index and noted the Advisor’s discussion of DDIV’s performance at the April 26, 2021 meeting. However, given each such Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
For the two actively-managed Funds, FTLB and FTHI, the Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2020 to the performance of the funds in its Performance Universe and to that of a benchmark index. The Board noted that each Fund underperformed its Performance Universe median and benchmark index for the one-, three- and five-year periods ended December 31, 2020. The Board also noted the Advisor’s discussion of FTLB’s performance at the April 26, 2021 meeting.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes its expenses will likely increase during the

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2020 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. In addition, the Board considered that the Advisor, as the investment advisor to the underlying ETFs in which each of FV, IFV and FVC invest, will recognize additional revenue from the underlying ETFs if investment by such Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 26, 2021 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 20, 2020 through the Liquidity Committee’s annual meeting held on March 16, 2021 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
Board of Trustees
Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the Trust. Ms. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorized and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the it manages (the “Funds”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended September 30, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $3,228,668. This figure is comprised of $218,838 paid (or to be paid) in fixed compensation and $3,009,830 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $1,571,403 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,657,265 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	213	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	213	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	213	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	213	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	213	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

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First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund VI

Book 2

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)

First Trust Indxx Innovative Transaction & Process ETF (LEGR)

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)

First Trust Dorsey Wright Momentum & Value ETF (DVLU)

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)

First Trust International Developed Capital Strength ETF (FICS)

Annual Report
For the Period Ended
September 30, 2021

First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2021

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
September 30, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds for the twelve months ended September 30, 2021. Please note that the First Trust International Developed Capital Strength ETF was incepted on December 15, 2020, and so information in this letter and the annual report prior to the inception date of the Fund will not apply to this Fund.
A great deal has changed over the past 18 months. Suffice it to say that the dominant story in 2020 was the onset of the coronavirus (“COVID-19”) pandemic. It is still a huge story 20 months later, mostly due to the arrival of the Delta variant in the U.S. and the subsequent surge in cases around mid-2021. The Delta variant is twice as contagious as the previous variants, according to the Centers for Disease Control and Prevention (“CDC”). Fortunately, we have come to learn that the existing vaccines approved by the U.S. Food and Drug Administration have been effective in providing protection against the Delta variant, particularly with respect to keeping the people already vaccinated out of the intensive care unit. As I’m sure you are aware, a significant percentage of the U.S. population has chosen not to be vaccinated. These individuals have proven to be much more vulnerable to the virus and account for the lion’s share of hospitalizations, according to the CDC. While it is these individuals right to choose, unless mandated by a private company or government agency, the universe of people that have not gotten vaccinated is large enough that it has likely delayed the full economic recovery, at least on the margin, in our opinion. In the U.S., the path chosen by the federal government to help mitigate the economic fallout from the pandemic has been to inject trillions of dollars of liquidity (stimulus) into the financial system. To date, it appears to have been effective, however, it has contributed to a new and potentially ominous headwind for the economy: inflation.
The Consumer Price Index came in at 5.4% year-over-year in September 2021, the largest increase since 2008, according to data from the Bureau of Labor Statistics (“BLS”). The BLS also reported that the Producer Price Index was up 8.6% compared to a year ago, its highest level since 1981. These two barometers of inflation are clearly elevated. Why is rising inflation worth noting? It tends to reduce the purchasing power of the currency one uses over time. In the case of the U.S., it reduces how much consumers can buy with their dollars. A modest amount of inflation can be a sign that the economy is healthy. Too much inflation can derail an economy. While we are not even close to that point yet, investors should monitor the direction of inflation moving forward because the U.S. economy has yet to fully reopen from the COVID-19 pandemic and millions of workers remain on the sideline. Earlier this year, Federal Reserve Chairman Jerome Powell proclaimed that the spike in inflation in the U.S. would be relatively short-lived, or “transitory.” He cited the pandemic-related bottlenecks in the global supply chain for creating shortages in such critical industries as semiconductors as being largely responsible for the sharp rise in prices. With prices rising nearly across the board, his take on inflation is losing credibility with each passing month, in my opinion. If inflation continues to run hotter-than-expected, we believe that the Federal Reserve will likely have to alter its easy monetary policy in favor of one that boosts interest rates and bond yields.
The markets have performed quite well over the past 18 months. I believe that the combination of the federal government’s efforts in fast-tracking the vaccines, its decisiveness in injecting trillions of dollars of capital into the financial system to help backstop it, and the ability of millions of workers to adapt to working efficiently from home helped boost the confidence levels of investors throughout. Having said that, I still feel we need to fully reopen the U.S. economy, put the millions of people out of work back to work and remedy the global supply chain bottlenecks. While investors should be prepared for the possibility of some additional volatility moving forward, due to inflationary pressures, the potential for higher interest rates and bond yields, and next year’s mid-term election season, we encourage them to stay the course.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report
September 30, 2021
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy
The International Monetary Fund (“IMF”) reported in its latest release that global gross domestic product (“GDP”) growth is expected to come in at 5.9% in 2021 and 4.9% in 2022, up from -3.1% in 2020. Keep in mind that the onset of the coronavirus (“COVID-19”) pandemic in the U.S. and most global regions occurred in the first quarter of 2020. The IMF sees the U.S. economy growing at 6.0% in 2021 and 5.2% in 2022, up from -3.4% in 2020. With respect to all Advanced Economies, the IMF is projecting GDP growth of 5.2% in 2021 and 4.5% in 2022, up from -4.5% in 2020. Lastly, the IMF projects Emerging Market and Developing Economies to grow at a rate of 6.4% in 2021 and 5.1% in 2022, up from -2.1% in 2020. Looking ahead to 2022, the outlook for growth is encouraging, but down a bit from the strong pandemic-induced recovery in 2021. The IMF is concerned that inflationary pressures stemming from the global supply chain bottlenecks could push prices higher if the problems persist. That scenario could, in turn, cause central banks to raise rates quickly to try and prevent inflation from overheating.
One of the better barometers for judging the overall business climate is mergers and acquisitions (“M&A”) activity, in our opinion. M&A deals totaled $4.3 trillion over the first nine months of 2021, the most ever recorded for that period, according to data from Refinitiv. The $1.52 trillion in deal value registered in the third quarter of 2021 was the highest ever for a calendar quarter. Executives are expanding their businesses aggressively in the current climate.
Performance of Global Stocks and Bonds
U.S. equities performed extremely well over the past year. The S&P 500®, S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of 30.00%, 43.68% and 57.64%, respectively, for the 12-month period ended September 30, 2021. Small- and mid-capitalization (“cap”) stocks significantly outperformed large-cap stocks over the period, an indication that investors were willing to assume more risk despite the ongoing COVID-19 pandemic, in our opinion. All 11 sectors that comprise the S&P 500® Index were up on a total return basis. The top-performer was the Energy sector, up 82.83%, while the worst result came from the Utilities sector, up just 11.06%.
A Bloomberg survey of 21 equity strategists found that their average 2021 year-end price target for the S&P 500® Index was 4,466 as of September 21, 2021, up from 4,335 on August 20, 2021, according to its own release. The highest and lowest estimates were 4,825 (up from 4,700) and 3,800 (unchanged), respectively. On September 30, 2021, the S&P 500® Index closed at 4,307.54, which was 5.06% below its all-time closing high of 4,536.95 on September 2, 2021. As of October 1, 2021, Bloomberg’s 2021, 2022 and 2023 consensus earnings growth rate estimates for the S&P 500® Index stood at 44.90%, 8.95% and 9.80%, respectively.
Foreign equities also performed well, but the broader indices continue to lag the performance of the major U.S. stock indices. Over the past 12 months, the MSCI World ex USA and MSCI Emerging Markets Indices posted total returns of 26.50% (USD) and 18.20% (USD), respectively, according to Bloomberg. The major foreign bond indices had mixed results. The Bloomberg Global Aggregate Index of higher quality debt posted a total return of -0.91% (USD), while the Bloomberg EM Hard Currency Aggregate Index of emerging markets debt rose by 3.15% (USD), according Bloomberg. Over that same period, the U.S. dollar rose by 0.36% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY). The slight bump in the dollar had little influence on the performance of these foreign indices, in our opinion.
In the U.S. bond market, the top-performing major debt group we track was speculative-grade corporate bonds. The Bloomberg U.S. Corporate High Yield Index posted a total return of 11.28% for the 12-month period ended September 30, 2021. The worst-performing U.S. debt group that we track was government bonds. The Bloomberg U.S. Treasury: Intermediate Index posted a total return of -1.38%. The yield on the benchmark 10-Year Treasury Note (“T-Note”) rose by 80 basis points in the period to close at 1.49% on September 30, 2021, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.04% for the 10-year period ended September 30, 2021.

Fund Performance Overview (Unaudited)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
The First Trust SMID Cap Rising Dividend Achievers ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq US Small Mid Cap Rising Dividend Achievers™ Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is designed to provide access to a diversified portfolio of 100 small and mid cap companies with a history of raising their dividends and exhibit the characteristics to continue to do so in the future. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “SDVY.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/21	Inception (11/1/17) to 9/30/21	Inception (11/1/17) to 9/30/21
Fund Performance
NAV	56.77%	11.05%	50.69%
Market Price	56.90%	11.09%	50.90%
Index Performance
Nasdaq US Small Mid Cap Rising Dividend Achievers™ Index	57.92%	11.74%	54.39%
S&P 1000® Index	47.66%	11.70%	54.15%
(See Notes to Fund Performance Overview on page 16.)
The Fund generated a net asset value (“NAV”) return of 56.77% during the 12-month period covered by this report. During the same period, the S&P 1000® Index (the “Benchmark”) generated a return of 47.66%. The Financials sector received the largest portfolio allocation for the Fund during the period at 29.3%. This sector also provided the largest contribution to the Fund’s return at 26.4%. The only negative contribution to the Fund’s return for the period came from the Communication Services sector where the contribution to the Fund’s return was -0.3%. On a relative basis, the Fund outperformed the Benchmark. The largest source of relative outperformance was the 12.8% from investments in the Financials sector. The Fund’s outperformance was partially reduced by the -2.4% drag on performance from investments in the Information Technology sector.

Nasdaq® and Nasdaq US Small Mid Cap Rising Dividend Achievers™ Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY) (Continued)
Sector Allocation	% of Total Investments
Financials	31.3%
Industrials	25.9
Consumer Discretionary	15.3
Information Technology	13.6
Materials	5.0
Consumer Staples	3.9
Communication Services	3.0
Energy	1.0
Utilities	1.0
Total	100.0%
Top Ten Holdings	% of Total Investments
Western Alliance Bancorp	1.1%
Synovus Financial Corp.	1.1
M&T Bank Corp.	1.1
Zions Bancorp N.A.	1.1
Prosperity Bancshares, Inc.	1.1
Regions Financial Corp.	1.1
East West Bancorp, Inc.	1.1
Wintrust Financial Corp.	1.1
First Horizon Corp.	1.1
Progress Software Corp.	1.1
Total	11.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
The First Trust Indxx Innovative Transaction & Process ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Indxx Blockchain Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of companies that are either actively using, investing in, developing, or have products that are poised to benefit from blockchain technology and/or the potential for increased efficiency that it provides to various business processes. The Index seeks to include only companies that have devoted material resources to the use of blockchain technologies. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “LEGR.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/21	Inception (1/24/18) to 9/30/21	Inception (1/24/18) to 9/30/21
Fund Performance
NAV	36.13%	11.30%	48.32%
Market Price	36.70%	11.38%	48.71%
Index Performance
Indxx Blockchain Index	38.00%	12.43%	53.92%
S&P 500® Index	30.00%	14.08%	62.45%
(See Notes to Fund Performance Overview on page 16.)
The Fund generated a NAV return of 36.13% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 30.00%. The Fund invested primarily in the Financials and Information Technology sectors during the period covered by this report. The Financials sector received an allocation of 36.2% and contributed 18.6% to the Fund’s return, while the Information Technology sector received an allocation of 36.0% and contributed 12.9% to the Fund’s return. No sector had a negative contribution to the Fund’s return during the period covered by this report. The Fund’s currency exposure resulted in a -0.4% impact on the Fund’s return. On a relative basis, the Fund outperformed the Benchmark. The greatest source of outperformance came from investments in the Financials sector which earned 5.5% of outperformance for the Fund versus the Benchmark. Meanwhile, the greatest source of underperformance for the Fund came from investments in the Energy sector. This sector was underweight in the Fund and caused -1.1% of underperformance for the Fund versus the Benchmark.

Indxx and Indxx Blockchain Index (“Index”) are trademarks of Indxx, LLC (“Indxx”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Indxx and Indxx makes no representation regarding the advisability of trading in such product. The Index is determined, composed and calculated by Indxx without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Innovative Transaction & Process ETF (LEGR) (Continued)
Sector Allocation	% of Total Long-Term Investments
Financials	39.1%
Information Technology	32.1
Consumer Discretionary	8.6
Communication Services	7.0
Industrials	4.9
Utilities	2.7
Energy	2.4
Consumer Staples	1.6
Materials	1.6
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Gazprom PJSC, ADR	1.4%
Nordea Bank Abp	1.4
Sberbank of Russia PJSC, ADR	1.3
salesforce.com, Inc.	1.3
Mitsubishi UFJ Financial Group, Inc., ADR	1.3
VMware, Inc., Class A	1.3
International Business Machines Corp.	1.3
Intel Corp.	1.3
Mastercard, Inc., Class A	1.3
Swisscom AG	1.3
Total	13.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
The First Trust Nasdaq Artificial Intelligence and Robotics ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq CTA Artificial Intelligence and Robotics IndexSM (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of companies engaged in the artificial intelligence and robotics segments of the technology, industrial and other economic sectors. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “ROBT.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/21	Inception (2/21/18) to 9/30/21	Inception (2/21/18) to 9/30/21
Fund Performance
NAV	37.27%	17.74%	80.17%
Market Price	37.34%	17.76%	80.30%
Index Performance
Nasdaq CTA Artificial Intelligence and Robotics IndexSM	38.32%	18.65%	85.25%
S&P 500® Index	30.00%	15.92%	70.33%
(See Notes to Fund Performance Overview on page 16.)
The Fund generated a NAV return of 37.27% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 30.00%. The Fund allocated 33.7% to the Software industry, which was by far the most of any industry in the Fund during the period covered by this report. This industry also contributed more than any industry to the Fund’s total return, with a contribution to the Fund’s return of 12.6%. The greatest source of drag on the Fund’s performance came from investments in the Health Care Equipment & Supplies industry, which had a contribution of -1.2% to the Fund’s return. The Fund’s currency exposure had a -0.6% impact on the Fund’s performance. On a relative basis, the Fund outperformed the Benchmark. The greatest source of outperformance for the Fund came from investments in the Electronic Equipment, Instruments & Components industry. Investments in this industry, due in part to receiving a higher allocation in the Fund than in the Benchmark and also a positive selection effect, caused 4.2% of outperformance for the Fund versus the Benchmark. Meanwhile, investments in the Health Care Equipment & Supplies industry caused -3.2% of underperformance for the Fund versus the Benchmark during the 12-month period covered by this report.

Nasdaq® and Nasdaq CTA Artificial Intelligence and Robotics IndexSM are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT) (Continued)
Sector Allocation	% of Total Long-Term Investments
Information Technology	62.7%
Industrials	19.2
Consumer Discretionary	8.4
Health Care	7.4
Communication Services	1.9
Real Estate	0.4
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
Ambarella, Inc.	3.2%
Gentex Corp.	2.2
Palo Alto Networks, Inc.	2.2
Dynatrace, Inc.	2.2
Atos SE	2.1
Topcon Corp.	2.1
Blue Prism Group PLC	2.1
Obic Co., Ltd.	2.1
PKSHA Technology, Inc.	2.1
Elbit Systems Ltd.	2.1
Total	22.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
The First Trust Dorsey Wright Momentum & Value ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus Value™ Index (the “Index”). Under normal conditions, the Fund will invest at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Index is a rules-based equity index designed to track the overall performance of the 50 most undervalued stocks comprising the NASDAQ US Large Mid Cap Index that exhibit high levels of “relative strength.” A relative strength analysis is a momentum-based investment strategy that emphasizes a security’s forward price momentum in the security selection process. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and was developed by Nasdaq, Inc. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “DVLU.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/21	Inception (9/5/18) to 9/30/21	Inception (9/5/18) to 9/30/21
Fund Performance
NAV	57.98%	7.13%	23.55%
Market Price	57.98%	7.13%	23.55%
Index Performance
Dorsey Wright Momentum Plus Value™ Index	59.19%	7.78%	25.86%
S&P 500® Index	30.00%	15.99%	57.64%
(See Notes to Fund Performance Overview on page 16.)
The Fund generated a NAV return of 57.98% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 30.00%. Two sectors in the Fund received much greater allocations than any other sectors: the Financials sector and the Consumer Discretionary sector. The allocation to the Financials sector was 34.8% and contributed 20.9% to the Fund’s return, while the allocation to the Consumer Discretionary sector was 30.0% and contributed 13.2% to the Fund’s return. No other sector received an allocation greater than 8.2%. No sector had a negative contribution to the Fund’s return during the 12-month period covered by this report. On a relative basis, the Fund outperformed the Benchmark. This outperformance came primarily from the large allocation to the Financials sector. This sector received only an 11% allocation in the Benchmark and investments in the Financials sector contributed 9.8% of outperformance for the Fund versus the Benchmark. The Fund experienced outperformance versus the Benchmark across all 11 sectors represented in the Fund. Aside from the substantial outperformance from the Financials sector, the contribution of the other 10 sectors ranged from 0.4% of outperformance from the Materials sector to 4.6% of outperformance from the Consumer Discretionary sector, with the other 8 sectors all falling in between those two sectors.

Nasdaq® and Dorsey Wright Momentum Plus Value™ Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Value ETF (DVLU) (Continued)
Sector Allocation	% of Total Investments
Financials	36.6%
Consumer Discretionary	27.8
Communication Services	6.7
Materials	5.8
Information Technology	5.6
Energy	5.3
Health Care	3.2
Real Estate	3.1
Consumer Staples	3.0
Industrials	2.9
Total	100.0%
Top Ten Holdings	% of Total Investments
Lincoln National Corp.	3.3%
AutoNation, Inc.	3.3
Prudential Financial, Inc.	3.1
Bunge Ltd.	3.0
Principal Financial Group, Inc.	2.9
Popular, Inc.	2.9
DISH Network Corp., Series A	2.8
Nexstar Media Group, Inc., Class A	2.8
Toll Brothers, Inc.	2.7
Capital One Financial Corp.	2.7
Total	29.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
The First Trust Dorsey Wright Momentum & Low Volatility ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dorsey Wright Momentum Plus Low Volatility™ Index (the “Index”). Under normal conditions, the Fund will invest at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Index is a rules-based equity index designed to track the overall performance of the 50 stocks comprising the NASDAQ US Large Mid Cap Index that exhibit the lowest levels of volatility while still maintaining high levels of “relative strength.” A relative strength analysis is a momentum-based investment strategy that emphasizes a security’s forward price momentum in the security selection process. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and was developed by Nasdaq, Inc. The shares of the Fund are listed and traded on The Nasdaq Stock Exchange LLC, under the ticker symbol “DVOL.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/21	Inception (9/5/18) to 9/30/21	Inception (9/5/18) to 9/30/21
Fund Performance
NAV	22.98%	12.21%	42.39%
Market Price	22.98%	12.21%	42.39%
Index Performance
Dorsey Wright Momentum Plus Low Volatility™ Index	23.72%	12.93%	45.24%
S&P 500® Index	30.00%	15.99%	57.64%
(See Notes to Fund Performance Overview on page 16.)
The Fund generated a NAV return of 22.98% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 30.00%. The Fund allocated 26.0% to the Industrials sector during the period covered by this report, which was the greatest allocation of any sector in the Fund. Investments in the Industrials sector contributed only 3.0% to the Fund’s overall performance. The greatest contribution to the Fund’s performance came from investments in the Health Care sector. This sector received the second largest allocation of 17.8% and contributed 6.0% to the Fund’s performance. No sector had a negative contribution to the Fund’s return during the 12-month period covered by this report. On a relative basis, the Fund underperformed the Benchmark. The Industrials sector, which received the largest allocation of any sector in the Fund, was significantly overweight in comparison to the Benchmark, and the paltry performance of the investments in this sector caused a -4.2% of underperformance for the Fund versus the Benchmark. The Fund saw the greatest outperformance versus the Benchmark come from investments in the Consumer Discretionary sector, which earned 1.2% of outperformance for the Fund.

Nasdaq® and Dorsey Wright Momentum Plus Low Volatility™ Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL) (Continued)
Sector Allocation	% of Total Investments
Industrials	29.4%
Financials	21.0
Consumer Discretionary	15.1
Information Technology	11.3
Health Care	8.5
Real Estate	5.9
Materials	4.0
Communication Services	3.8
Consumer Staples	1.0
Total	100.0%
Top Ten Holdings	% of Total Investments
Arthur J. Gallagher & Co.	3.3%
Yum! Brands, Inc.	3.1
Nasdaq, Inc.	3.1
Blackstone, Inc.	3.1
Garmin Ltd.	3.0
Agilent Technologies, Inc.	3.0
Sherwin-Williams (The) Co.	2.9
Accenture PLC, Class A	2.8
Amphenol Corp., Class A	2.8
Domino’s Pizza, Inc.	2.6
Total	29.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust International Developed Capital Strength ETF (FICS)
The First Trust International Developed Capital Strength ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called The International Developed Capital Strength IndexSM (the “Index”). The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 90% of its net assets (including investment borrowings) in the common stocks and real estate investment trusts that comprise the Index. The Index seeks to provide exposure to well-capitalized companies in the developed markets outside of the U.S. with strong market positions that have the potential to provide a greater degree of stability and performance over time. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC, under the ticker symbol “FICS.”
Performance
Cumulative Total Returns
Inception (12/15/20) to 9/30/21
Fund Performance
NAV	14.25%
Market Value	14.48%
Index Performance
The International Developed Capital Strength IndexSM	16.00%
MSCI World ex USA Index	11.29%
(See Notes to Fund Performance Overview on page 16.)
The Fund generated a NAV return of 14.25% during the period from the Fund’s inception date of December 15, 2020 through September 30, 2021. During the same period, the MSCI World ex USA Index (the “Benchmark”) generated a return of 11.29%. Japan received the greatest allocation of any country in the Fund. With an allocation of 18.9%, investments in Japan contributed 2.0% to the Fund’s return, stemming from its 12.5% return. The greatest contribution to the Fund’s return came from the Switzerland securities where the Fund allocated 18.1%, returned 25.6%, and contributed 4.4%. The most negative contribution to the Fund’s return came from investments in Finland. These investments received an allocation of 1.8% and caused a -0.2% contribution to the Fund’s return. The Fund’s currency exposure caused -5.5% of performance during the period. On a relative basis, the Fund outperformed the Benchmark. The greatest source of outperformance for the Fund came from investments in Switzerland, in which the Fund significantly outperformed in comparison to the Benchmark. Investments in Switzerland caused 2.8% of outperformance for the Fund versus the Benchmark. The Fund underperformed Canadian securities relative to the Benchmark by -7.8%, which created -0.6% of relative drag.

Nasdaq® and The International Developed Capital Strength IndexSM are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust International Developed Capital Strength ETF (FICS) (Continued)
Sector Allocation	% of Total Investments
Industrials	28.7%
Health Care	24.3
Consumer Discretionary	13.6
Consumer Staples	9.9
Financials	9.8
Information Technology	9.7
Materials	2.1
Communication Services	1.9
Total	100.0%
Top Ten Holdings	% of Total Investments
Novo Nordisk A.S., Class B	2.6%
Sonova Holding AG	2.5
Shionogi & Co., Ltd.	2.5
Hoya Corp.	2.4
Eurofins Scientific SE	2.3
Nomura Research Institute Ltd.	2.3
AstraZeneca PLC	2.3
Alimentation Couche-Tard, Inc., Class B	2.2
Wolters Kluwer N.V.	2.2
Hermes International	2.2
Total	23.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Nasdaq® and Dorsey Wright Momentum Plus Low Volatility™ Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
September 30, 2021 (Unaudited)
As a shareholder of First Trust SMID Cap Rising Dividend Achievers ETF, First Trust Indxx Innovative Transaction & Process ETF, First Trust Nasdaq Artificial Intelligence and Robotics ETF, First Trust Dorsey Wright Momentum & Value ETF, First Trust Dorsey Wright Momentum & Low Volatility ETF or First Trust International Developed Capital Strength ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Actual	$1,000.00	$1,006.10	0.60%	$3.02
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Actual	$1,000.00	$1,064.10	0.65%	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Actual	$1,000.00	$1,028.00	0.65%	$3.30
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Actual	$1,000.00	$1,061.40	0.60%	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Actual	$1,000.00	$1,117.80	0.60%	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust International Developed Capital Strength ETF (FICS)
Actual	$1,000.00	$1,094.20	0.70%	$3.67
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (April 1, 2021 through September 30, 2021), multiplied by 183/365 (to reflect the six-month period).

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments
September 30, 2021
Shares	Description	Value
COMMON STOCKS – 99.9%
	Aerospace & Defense – 1.0%
10,922	Huntington Ingalls Industries, Inc.	$2,108,601
	Air Freight & Logistics – 1.0%
17,220	Expeditors International of Washington, Inc.	2,051,419
	Auto Components – 1.0%
49,632	BorgWarner, Inc.	2,144,599
	Banks – 17.3%
105,042	Associated Banc-Corp.	2,250,000
53,547	Cathay General Bancorp	2,216,310
39,387	Eagle Bancorp, Inc.	2,264,753
29,497	East West Bancorp, Inc.	2,287,197
139,960	First Horizon Corp.	2,279,948
66,407	Hilltop Holdings, Inc.	2,169,517
102,616	KeyCorp	2,218,558
15,488	M&T Bank Corp.	2,312,978
29,087	Popular, Inc.	2,259,187
32,267	Prosperity Bancshares, Inc.	2,295,152
107,425	Regions Financial Corp.	2,289,227
8,144	Signature Bank	2,217,448
52,899	Synovus Financial Corp.	2,321,737
21,654	Western Alliance Bancorp	2,356,388
28,421	Wintrust Financial Corp.	2,284,196
37,309	Zions Bancorp N.A.	2,309,054
		36,331,650
	Building Products – 5.9%
32,632	A.O. Smith Corp.	1,992,836
19,727	Advanced Drainage Systems, Inc.	2,133,870
15,385	Allegion PLC	2,033,589
10,677	Carlisle Cos., Inc.	2,122,481
19,961	Simpson Manufacturing Co., Inc.	2,135,228
30,578	UFP Industries, Inc.	2,078,693
		12,496,697
	Capital Markets – 4.0%
15,415	Evercore, Inc., Class A	2,060,523
58,296	Jefferies Financial Group, Inc.	2,164,530
45,142	Lazard Ltd., Class A	2,067,504
23,894	Raymond James Financial, Inc.	2,204,938
		8,497,495
	Chemicals – 2.1%
14,305	Celanese Corp.	2,154,905
19,098	Stepan Co.	2,156,928
		4,311,833
	Commercial Services & Supplies – 2.0%
14,722	Tetra Tech, Inc.	2,198,584
9,562	UniFirst Corp.	2,033,072
		4,231,656
Shares	Description	Value

	Construction & Engineering – 1.0%
42,398	Arcosa, Inc.	$2,127,108
	Consumer Finance – 2.0%
40,594	Ally Financial, Inc.	2,072,324
117,694	SLM Corp.	2,071,414
		4,143,738
	Diversified Consumer Services – 1.0%
30,053	Strategic Education, Inc.	2,118,736
	Electric Utilities – 1.0%
50,626	NRG Energy, Inc.	2,067,060
	Electronic Equipment, Instruments & Components – 2.9%
23,979	Cognex Corp.	1,923,595
49,439	Methode Electronics, Inc.	2,078,910
104,062	Vishay Intertechnology, Inc.	2,090,606
		6,093,111
	Food & Staples Retailing – 1.0%
11,081	Casey’s General Stores, Inc.	2,088,214
	Food Products – 1.0%
527	Seaboard Corp.	2,160,695
	Household Durables – 4.7%
50,075	KB Home	1,948,919
41,320	MDC Holdings, Inc.	1,930,471
43,797	PulteGroup, Inc.	2,011,158
33,869	Toll Brothers, Inc.	1,872,617
10,115	Whirlpool Corp.	2,062,044
		9,825,209
	Insurance – 6.0%
16,134	American Financial Group, Inc.	2,030,141
18,295	Cincinnati Financial Corp.	2,089,655
91,275	CNO Financial Group, Inc.	2,148,613
54,030	Employers Holdings, Inc.	2,133,645
46,227	Fidelity National Financial, Inc.	2,095,932
31,681	First American Financial Corp.	2,124,211
		12,622,197
	Internet & Direct Marketing Retail – 1.0%
17,856	Shutterstock, Inc.	2,023,442
	IT Services – 3.9%
43,359	Genpact Ltd.	2,059,986
25,450	Maximus, Inc.	2,117,440
21,774	TTEC Holdings, Inc.	2,036,522
102,412	Western Union (The) Co.	2,070,771
		8,284,719

See Notes to Financial Statements

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Leisure Products – 3.9%
42,024	Acushnet Holdings Corp.	$1,962,521
21,867	Brunswick Corp.	2,083,269
19,508	Johnson Outdoors, Inc., Class A	2,063,946
28,670	Sturm Ruger & Co., Inc.	2,115,273
		8,225,009
	Machinery – 6.8%
16,876	AGCO Corp.	2,067,816
23,201	Crane Co.	2,199,687
28,337	Graco, Inc.	1,982,740
9,871	IDEX Corp.	2,042,803
19,692	Oshkosh Corp.	2,015,870
9,974	Snap-on, Inc.	2,084,067
20,714	Toro (The) Co.	2,017,751
		14,410,734
	Media – 2.0%
1,082	Cable One, Inc.	1,961,807
120,492	EW Scripps (The) Co., Class A	2,176,085
		4,137,892
	Metals & Mining – 1.9%
20,371	Royal Gold, Inc.	1,945,227
39,767	Worthington Industries, Inc.	2,095,721
		4,040,948
	Multiline Retail – 0.9%
44,679	Big Lots, Inc.	1,937,281
	Oil, Gas & Consumable Fuels – 1.0%
64,809	World Fuel Services Corp.	2,178,879
	Paper & Forest Products – 1.0%
34,897	Louisiana-Pacific Corp.	2,141,629
	Personal Products – 1.8%
9,702	Medifast, Inc.	1,868,993
48,891	Nu Skin Enterprises, Inc., Class A	1,978,619
		3,847,612
	Professional Services – 5.1%
26,653	Booz Allen Hamilton Holding Corp.	2,114,916
20,103	Insperity, Inc.	2,226,206
16,322	Jacobs Engineering Group, Inc.	2,163,155
34,924	Kforce, Inc.	2,082,867
21,074	Robert Half International, Inc.	2,114,354
		10,701,498
	Road & Rail – 1.0%
13,302	Landstar System, Inc.	2,099,322
Shares	Description	Value

	Semiconductors & Semiconductor Equipment – 3.7%
78,141	Amkor Technology, Inc.	$1,949,618
16,373	CMC Materials, Inc.	2,017,645
16,129	Entegris, Inc.	2,030,641
10,882	Universal Display Corp.	1,860,387
		7,858,291
	Software – 2.0%
22,830	Dolby Laboratories, Inc., Class A	2,009,040
46,217	Progress Software Corp.	2,273,414
		4,282,454
	Specialty Retail – 2.8%
15,974	Dick’s Sporting Goods, Inc.	1,913,206
34,373	Rent-A-Center, Inc.	1,932,106
11,491	Williams-Sonoma, Inc.	2,037,699
		5,883,011
	Technology Hardware, Storage & Peripherals – 1.0%
23,668	NetApp, Inc.	2,124,440
	Thrifts & Mortgage Finance – 2.1%
142,775	MGIC Investment Corp.	2,135,914
97,098	Radian Group, Inc.	2,206,067
		4,341,981
	Trading Companies & Distributors – 2.1%
39,333	Boise Cascade Co.	2,123,195
58,123	Global Industrial Co.	2,202,281
		4,325,476
	Wireless Telecommunication Services – 1.0%
107,375	Telephone & Data Systems, Inc.	2,093,812
	Total Investments – 99.9%	210,358,448
	(Cost $214,914,283) (a)
	Net Other Assets and Liabilities – 0.1%	314,663
	Net Assets – 100.0%	$210,673,111

(a)	Aggregate cost for federal income tax purposes was $215,839,569. As of September 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $5,040,390 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $10,521,511. The net unrealized depreciation was $5,481,121.

See Notes to Financial Statements

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments (Continued)
September 30, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 210,358,448	$ 210,358,448	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments
September 30, 2021
Shares	Description	Value
COMMON STOCKS – 99.9%
	Aerospace & Defense – 2.6%
8,342	Airbus SE (a) (b)	$1,105,948
5,308	Boeing (The) Co. (b)	1,167,441
3,256	Lockheed Martin Corp.	1,123,646
		3,397,035
	Automobiles – 2.7%
12,222	Bayerische Motoren Werke AG (a)	1,160,834
14,032	Daimler AG (a)	1,238,067
1,505	Tesla, Inc. (b)	1,167,097
		3,565,998
	Banks – 28.4%
55,950	Australia & New Zealand Banking Group Ltd. (a)	1,123,619
105,654	Axis Bank Ltd. (a) (b)	1,083,152
174,375	Banco Bilbao Vizcaya Argentaria S.A. (a)	1,150,981
313,896	Banco Santander S.A. (a)	1,137,046
27,749	Bank of America Corp.	1,177,945
3,189,875	Bank of China Ltd., Class H (a)	1,127,096
1,920,459	Bank of Communications Co., Ltd., Class H (a)	1,136,713
451,398	Barclays PLC (a)	1,146,993
17,886	BNP Paribas S.A. (a) (c)	1,144,359
370,235	BOC Hong Kong Holdings Ltd. (a)	1,115,674
3,641,197	China CITIC Bank Corp., Ltd., Class H (a)	1,641,190
2,333,469	China Construction Bank Corp., Class H (a)	1,665,357
132,968	China Merchants Bank Co., Ltd., Class H (a)	1,058,179
16,121	Citigroup, Inc.	1,131,372
50,400	DBS Group Holdings Ltd. (a)	1,116,795
14,980	HDFC Bank, Ltd., ADR	1,094,888
217,923	HSBC Holdings PLC (a)	1,139,449
58,158	ICICI Bank, Ltd., ADR	1,097,441
3,005,100	Industrial & Commercial Bank of China Ltd., Class H (a)	1,665,799
82,249	ING Groep N.V., ADR (c)	1,191,788
7,134	JPMorgan Chase & Co.	1,167,764
13,367	KBC Group N.V. (a)	1,205,764
45,924	Kotak Mahindra Bank Ltd. (a)	1,235,927
496,002	Lloyds Banking Group PLC, ADR	1,215,205
296,822	Mitsubishi UFJ Financial Group, Inc., ADR (c)	1,760,154
139,272	Nordea Bank Abp (a)	1,805,055
1,522,827	Postal Savings Bank of China Co., Ltd., Class H (a) (d) (e)	1,046,875
11,066	Royal Bank of Canada	1,101,096
95,316	Sberbank of Russia PJSC, ADR (a)	1,777,028
Shares	Description	Value

	Banks (Continued)
60,123	Westpac Banking Corp. (a)	$1,111,884
		37,572,588
	Capital Markets – 6.5%
21,480	Bank of New York Mellon (The) Corp.	1,113,523
5,903	CME Group, Inc.	1,141,522
6,655	Deutsche Boerse AG (a)	1,079,884
2,809	Goldman Sachs Group (The), Inc.	1,061,886
10,138	London Stock Exchange Group PLC (a)	1,015,911
5,738	Nasdaq, Inc.	1,107,549
658	Partners Group Holding AG (a)	1,026,901
68,482	UBS Group AG (a)	1,093,084
		8,640,260
	Communications Equipment – 2.8%
19,384	Cisco Systems, Inc.	1,055,071
192,191	Nokia Oyj, ADR (b)	1,047,441
142,908	Telefonaktiebolaget LM Ericsson, Class B (a)	1,612,993
		3,715,505
	Diversified Telecommunication Services – 4.6%
62,135	AT&T, Inc.	1,678,266
81,308	Deutsche Telekom AG (a)	1,630,567
2,925	Swisscom AG (a)	1,683,282
20,864	Verizon Communications, Inc.	1,126,864
		6,118,979
	Electric Utilities – 1.5%
93,544	Iberdrola S.A. (a)	941,093
10,235	Verbund AG (a)	1,035,116
		1,976,209
	Electronic Equipment, Instruments & Components – 0.8%
1,773	Samsung SDI Co., Ltd. (a)	1,057,985
	Food & Staples Retailing – 1.6%
24,623	Kroger (The) Co.	995,508
7,757	Walmart, Inc.	1,081,171
		2,076,679
	Household Durables – 1.6%
561,093	Haier Smart Home Co., Ltd., Class D (a)	961,203
10,331	Sony Corp., ADR	1,142,402
		2,103,605

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Industrial Conglomerates – 1.2%
7,642	Honeywell International, Inc.	$1,622,244
	Insurance – 4.2%
94,607	AIA Group Ltd. (a)	1,088,398
4,951	Allianz SE (a)	1,109,250
20,770	American International Group, Inc.	1,140,065
41,162	AXA S.A. (a)	1,140,733
132,074	China Life Insurance Co., Ltd., ADR (c)	1,077,724
		5,556,170
	Interactive Media & Services – 1.2%
10,410	Baidu, Inc., ADR (b)	1,600,537
	Internet & Direct Marketing Retail – 3.5%
10,184	Alibaba Group Holding Ltd., ADR (b)	1,507,741
490	Amazon.com, Inc. (b)	1,609,670
21,228	JD.com, Inc., ADR (b)	1,533,511
		4,650,922
	IT Services – 13.1%
4,994	Accenture PLC, Class A	1,597,680
7,609	Capgemini SE (a)	1,577,930
22,278	Cognizant Technology Solutions Corp., Class A	1,653,250
8,700	Fujitsu Ltd. (a)	1,572,183
74,302	Infosys Ltd., ADR	1,653,219
12,368	International Business Machines Corp.	1,718,286
4,848	Mastercard, Inc., Class A	1,685,553
5,938	PayPal Holdings, Inc. (b)	1,545,127
33,028	Tata Consultancy Services Ltd. (a)	1,673,802
4,992	Visa, Inc., Class A	1,111,968
180,867	Wipro Ltd., ADR	1,597,056
		17,386,054
	Marine – 1.1%
550	AP Moller - Maersk A.S., Class B (a)	1,488,900
	Metals & Mining – 1.6%
37,614	BHP Group Ltd. (a)	1,004,589
15,762	Rio Tinto PLC, ADR	1,053,217
		2,057,806
	Multi-Utilities – 1.2%
120,103	Engie S.A. (a)	1,571,331
	Oil, Gas & Consumable Fuels – 2.4%
191,348	Gazprom PJSC, ADR (a)	1,891,195
Shares	Description	Value

	Oil, Gas & Consumable Fuels (Continued)
28,865	Royal Dutch Shell PLC, ADR, Class A	$1,286,513
		3,177,708
	Semiconductors & Semiconductor Equipment – 7.0%
16,051	Advanced Micro Devices, Inc. (b)	1,651,648
26,180	Infineon Technologies AG (a)	1,070,715
31,904	Intel Corp.	1,699,845
23,381	Micron Technology, Inc.	1,659,583
7,683	NVIDIA Corp.	1,591,610
13,887	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,550,484
		9,223,885
	Software – 7.1%
5,732	Microsoft Corp.	1,615,965
19,028	Oracle Corp.	1,657,910
6,535	salesforce.com, Inc. (b)	1,772,423
11,696	SAP SE (a)	1,581,641
11,706	VMware, Inc., Class A (b) (c)	1,740,682
4,208	Workday, Inc., Class A (b)	1,051,537
		9,420,158
	Specialty Retail – 0.8%
3,423	Home Depot (The), Inc.	1,123,634
	Technology Hardware, Storage & Peripherals – 1.2%
26,458	Samsung Electronics Co., Ltd. (a)	1,640,253
	Wireless Telecommunication Services – 1.2%
118,100	Softbank Corp. (a)	1,602,002
	Total Common Stocks	132,346,447
	(Cost $116,967,023)
MONEY MARKET FUNDS – 2.0%
2,623,642	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.01% (f) (g)	2,623,642
	(Cost $2,623,642)

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2021
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 2.0%
$2,722,196	BNP Paribas S.A., 0.03% (f), dated 9/30/21, due 10/1/21, with a maturity value of $2,722,198. Collateralized by U.S. Treasury Note, interest rates of 0.375% to 0.750%, due 4/15/24 to 1/31/28. The value of the collateral including accrued interest is $2,791,343 (g)	$2,722,196
	(Cost $2,722,196)
	Total Investments – 103.9%	137,692,285
	(Cost $122,312,861) (h)
	Net Other Assets and Liabilities – (3.9)%	(5,180,235)
	Net Assets – 100.0%	$132,512,050

(a)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2021, securities noted as such are valued at $63,290,725 or 47.8% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $5,104,400 and the total value of the collateral held by the Fund is $5,345,838.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Rate shown reflects yield as of September 30, 2021.
(g)	This security serves as collateral for securities on loan.
(h)	Aggregate cost for federal income tax purposes was $123,659,774. As of September 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $17,602,832 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,570,321. The net unrealized appreciation was $14,032,511.

ADR	American Depositary Receipt

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Aerospace & Defense	$ 3,397,035	$ 2,291,087	$ 1,105,948	$ —
Automobiles	3,565,998	1,167,097	2,398,901	—
Banks	37,572,588	10,937,653	26,634,935	—
Capital Markets	8,640,260	4,424,480	4,215,780	—
Communications Equipment	3,715,505	2,102,512	1,612,993	—
Diversified Telecommunication Services	6,118,979	2,805,130	3,313,849	—
Food & Staples Retailing	2,076,679	2,076,679	—	—
Household Durables	2,103,605	1,142,402	961,203	—
Industrial Conglomerates	1,622,244	1,622,244	—	—
Insurance	5,556,170	2,217,789	3,338,381	—
Interactive Media & Services	1,600,537	1,600,537	—	—
Internet & Direct Marketing Retail	4,650,922	4,650,922	—	—
IT Services	17,386,054	12,562,139	4,823,915	—
Metals & Mining	2,057,806	1,053,217	1,004,589	—
Oil, Gas & Consumable Fuels	3,177,708	1,286,513	1,891,195	—
Semiconductors & Semiconductor Equipment	9,223,885	8,153,170	1,070,715	—
Software	9,420,158	7,838,517	1,581,641	—
Specialty Retail	1,123,634	1,123,634	—	—
Other industry categories*	9,336,680	—	9,336,680	—
Money Market Funds	2,623,642	2,623,642	—	—
Repurchase Agreements	2,722,196	—	2,722,196	—
Total Investments	$ 137,692,285	$ 71,679,364	$ 66,012,921	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2D – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$5,104,400
Non-cash Collateral (2)	(5,104,400)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At September 30, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$2,722,196
Non-cash Collateral (4)	(2,722,196)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At September 30, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2021
Currency Exposure Diversification	% of Total Investments
United States Dollar	55.9%
Euro	17.2
Hong Kong Dollar	8.4
Indian Rupee	2.9
Swiss Franc	2.8
British Pound Sterling	2.4
Australian Dollar	2.3
Japanese Yen	2.3
South Korean Won	1.9
Swedish Krona	1.2
Danish Krone	1.1
Singapore Dollar	0.8
Canadian Dollar	0.8
Total	100.0%
See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments
September 30, 2021
Shares	Description	Value
COMMON STOCKS – 99.0%
	Aerospace & Defense – 6.1%
54,254	AeroVironment, Inc. (a)	$4,683,205
38,136	Elbit Systems Ltd. (b)	5,522,033
2,830	Northrop Grumman Corp.	1,019,225
1,166,868	QinetiQ Group PLC (b)	5,050,769
		16,275,232
	Auto Components – 4.1%
6,839	Aptiv PLC (a)	1,018,806
7,747	Continental AG (a) (b)	841,004
14,600	Denso Corp. (b)	953,341
180,299	Gentex Corp.	5,946,261
13,195	Magna International, Inc.	992,792
36,629	Valeo S.A. (b)	1,022,237
1,310	Vitesco Technologies Group AG (a)	77,389
		10,851,830
	Automobiles – 0.8%
26,488	NIO, Inc., ADR (a)	943,767
1,414	Tesla, Inc. (a)	1,096,529
		2,040,296
	Communications Equipment – 1.9%
97,203	Ciena Corp. (a)	4,991,374
	Electrical Equipment – 3.3%
49,331	ABB Ltd. (b)	1,650,212
9,871	Emerson Electric Co.	929,848
76,200	Mitsubishi Electric Corp. (b)	1,058,997
16,100	Nidec Corp. (b)	1,774,864
5,612	Rockwell Automation, Inc.	1,650,152
10,226	Schneider Electric SE (b)	1,703,182
		8,767,255
	Electronic Equipment, Instruments & Components – 11.1%
20,612	Cognex Corp.	1,653,495
187,154	Delta Electronics, Inc. (b)	1,676,932
26,497	FARO Technologies, Inc. (a)	1,743,768
320,885	Hexagon AB, Class B (b)	4,963,447
2,900	Keyence Corp. (b)	1,730,926
43,681	National Instruments Corp.	1,713,606
19,400	Omron Corp. (b)	1,919,680
326,800	Topcon Corp. (b)	5,683,244
58,937	Trimble, Inc. (a)	4,847,568
116,600	Yokogawa Electric Corp. (b)	2,033,686
3,111	Zebra Technologies Corp., Class A (a)	1,603,472
		29,569,824
	Entertainment – 0.4%
59,100	DeNA Co., Ltd. (b)	1,096,230
Shares	Description	Value

	Health Care Equipment & Supplies – 3.8%
2,524,184	Asensus Surgical, Inc. (a) (c)	$4,669,740
450,000	CYBERDYNE, Inc. (a) (b) (c)	1,753,739
1,732	Intuitive Surgical, Inc. (a)	1,721,868
7,801	Medtronic PLC	977,855
3,760	Stryker Corp.	991,587
		10,114,789
	Health Care Technology – 0.7%
6,705	Omnicell, Inc. (a)	995,223
7,209	Teladoc Health, Inc. (a)	914,173
		1,909,396
	Household Durables – 2.4%
68,459	iRobot Corp. (a)	5,374,032
10,100	Sony Group Corp. (b)	1,121,289
		6,495,321
	Industrial Conglomerates – 0.4%
6,265	Siemens AG (b)	1,024,647
	Interactive Media & Services – 1.1%
362	Alphabet, Inc., Class A (a)	967,814
6,630	Baidu, Inc., ADR (a)	1,019,363
2,747	NAVER Corp. (b)	891,311
		2,878,488
	Internet & Direct Marketing Retail – 1.1%
6,233	Alibaba Group Holding Ltd., ADR (a)	922,796
300	Amazon.com, Inc. (a)	985,512
13,256	JD.com, Inc., ADR (a)	957,613
		2,865,921
	IT Services – 5.3%
9,194	Akamai Technologies, Inc. (a)	961,600
107,013	Atos SE (b)	5,684,728
7,777	Endava PLC, ADR (a)	1,056,505
7,418	International Business Machines Corp.	1,030,583
29,200	Obic Co., Ltd. (b)	5,552,613
		14,286,029
	Life Sciences Tools & Services – 2.5%
12,145	Illumina, Inc. (a)	4,926,133
2,996	Tecan Group AG (b)	1,696,886
		6,623,019
	Machinery – 9.2%
31,802	ANDRITZ AG (b)	1,742,932

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Machinery (Continued)
50,599	ATS Automation Tooling Systems, Inc. (a)	$1,605,138
32,924	Cargotec OYJ, Class B (b)	1,666,660
20,600	Daifuku Co., Ltd. (b)	1,931,988
2,757	Deere & Co.	923,788
37,126	Duerr AG (b)	1,592,503
8,400	FANUC Corp. (b)	1,841,800
29,700	Hirata Corp. (b)	1,816,992
12,520	John Bean Technologies Corp.	1,759,686
48,900	Kawasaki Heavy Industries, Ltd. (b)	1,124,957
24,630	Proto Labs, Inc. (a)	1,640,358
54,588	SFA Engineering Corp. (b)	1,693,952
76,500	Shibaura Machine Co., Ltd. (b)	1,878,853
45,569	Valmet Oyj (b)	1,645,226
37,400	Yaskawa Electric Corp. (b)	1,795,894
		24,660,727
	Pharmaceuticals – 0.4%
6,013	Johnson & Johnson	971,100
	Semiconductors & Semiconductor Equipment – 8.5%
9,404	Advanced Micro Devices, Inc. (a)	967,672
53,617	Ambarella, Inc. (a)	8,350,312
21,501	Brooks Automation, Inc.	2,200,627
19,262	Intel Corp.	1,026,279
5,375	KLA Corp.	1,797,991
8,162	NVIDIA Corp.	1,690,840
8,492	NXP Semiconductors N.V.	1,663,328
12,455	QUALCOMM, Inc.	1,606,446
15,347	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,713,492
15,040	Teradyne, Inc.	1,641,917
		22,658,904
	Software – 34.1%
15,199	ANSYS, Inc. (a)	5,174,500
51,802	Appian Corp. (a)	4,792,203
3,360	Autodesk, Inc. (a)	958,171
5,795	Avalara, Inc. (a)	1,012,792
97,561	AVEVA Group PLC (b)	4,715,236
486,696	BlackBerry Ltd. (a) (c)	4,735,552
366,819	Blue Prism Group PLC (a) (b)	5,658,773
5,100,887	BrainChip Holdings Ltd. (a) (b) (c)	1,436,077
33,970	Cadence Design Systems, Inc. (a)	5,144,417
97,388	Dassault Systemes SE (b)	5,125,094
80,798	Dynatrace, Inc. (a)	5,734,234
3,447	Microsoft Corp.	971,778
8,070	Netcompany Group A.S. (b) (d) (e)	930,831
Shares	Description	Value

	Software (Continued)
19,103	Nice Ltd., ADR (a)	$5,426,016
12,043	Palo Alto Networks, Inc. (a)	5,768,597
40,346	Pegasystems, Inc.	5,127,977
325,800	PKSHA Technology, Inc. (a) (b) (c)	5,547,074
128,426	PROS Holdings, Inc. (a)	4,556,555
7,908	PTC, Inc. (a)	947,299
8,626	ServiceNow, Inc. (a)	5,367,701
16,714	Synopsys, Inc. (a)	5,004,339
87,869	UiPath, Inc., Class A (a)	4,622,788
87,527	Veritone, Inc. (a)	2,091,020
		90,849,024
	Technology Hardware, Storage & Peripherals – 1.4%
60,010	3D Systems Corp. (a)	1,654,476
15,738	Samsung Electronics Co., Ltd. (b)	975,671
56,000	Seiko Epson Corp. (b)	1,130,639
		3,760,786
	Wireless Telecommunication Services – 0.4%
18,600	SoftBank Group Corp. (b)	1,074,806
	Total Common Stocks	263,764,998
	(Cost $231,512,257)
REAL ESTATE INVESTMENT TRUSTS – 0.4%
	Equity Real Estate Investment Trusts – 0.4%
1,233	Equinix, Inc.	974,230
	(Cost $876,295)
MONEY MARKET FUNDS – 2.0%
5,416,876	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 0.01% (f) (g)	5,416,876
	(Cost $5,416,876)

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2021
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 2.1%
$5,620,352	BNP Paribas S.A., 0.03% (f), dated 9/30/21, due 10/1/21, with a maturity value of $5,620,357. Collateralized by U.S. Treasury Note, interest rates of 0.375% to 0.750%, due 4/15/24 to 1/31/28. The value of the collateral including accrued interest is $5,763,116 (g)	$5,620,352
	(Cost $5,620,352)
	Total Investments – 103.5%	275,776,456
	(Cost $243,425,780) (h)
	Net Other Assets and Liabilities – (3.5)%	(9,284,435)
	Net Assets – 100.0%	$266,492,021

(a)	Non-income producing security.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2021, securities noted as such are valued at $101,731,955 or 38.2% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	All or a portion of this security is on loan. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $10,518,979 and the total value of the collateral held by the Fund is $11,037,228.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Rate shown reflects yield as of September 30, 2021.
(g)	This security serves as collateral for securities on loan.
(h)	Aggregate cost for federal income tax purposes was $247,762,304. As of September 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $43,996,956 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $15,982,804. The net unrealized appreciation was $28,014,152.

ADR	American Depositary Receipt

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Aerospace & Defense	$ 16,275,232	$ 5,702,430	$ 10,572,802	$ —
Auto Components	10,851,830	8,035,248	2,816,582	—
Electrical Equipment	8,767,255	2,580,000	6,187,255	—
Electronic Equipment, Instruments & Components	29,569,824	11,561,909	18,007,915	—
Entertainment	1,096,230	—	1,096,230	—
Health Care Equipment & Supplies	10,114,789	8,361,050	1,753,739	—
Household Durables	6,495,321	5,374,032	1,121,289	—
Industrial Conglomerates	1,024,647	—	1,024,647	—
Interactive Media & Services	2,878,488	1,987,177	891,311	—
IT Services	14,286,029	3,048,688	11,237,341	—
Life Sciences Tools & Services	6,623,019	4,926,133	1,696,886	—
Machinery	24,660,727	5,928,970	18,731,757	—
Software	90,849,024	67,435,939	23,413,085	—
Technology Hardware, Storage & Peripherals	3,760,786	1,654,476	2,106,310	—
Wireless Telecommunication Services	1,074,806	—	1,074,806	—
Other industry categories*	35,436,991	35,436,991	—	—
Real Estate Investment Trusts*	974,230	974,230	—	—
Money Market Funds	5,416,876	5,416,876	—	—
Repurchase Agreements	5,620,352	—	5,620,352	—
Total Investments	$ 275,776,456	$ 168,424,149	$ 107,352,307	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2D – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Security Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$10,518,979
Non-cash Collateral (2)	(10,518,979)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At September 30, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$5,620,352
Non-cash Collateral (4)	(5,620,352)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At September 30, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2021
Currency Exposure Diversification	% of Total Investments
United States Dollar	62.5%
Japanese Yen	15.5
Euro	8.0
British Pound Sterling	5.6
Israeli Shekel	2.0
Swedish Krona	1.8
South Korean Won	1.3
Swiss Franc	1.2
New Taiwan Dollar	0.6
Canadian Dollar	0.6
Australian Dollar	0.5
Danish Krone	0.4
Total	100.0%

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Portfolio of Investments
September 30, 2021
Shares	Description	Value
COMMON STOCKS – 98.9%
	Automobiles – 4.9%
42,847	Ford Motor Co. (a)	$606,713
12,576	General Motors Co. (a)	662,881
		1,269,594
	Banks – 11.1%
11,901	Citizens Financial Group, Inc.	559,109
5,235	Comerica, Inc.	421,417
8,074	Fifth Third Bancorp	342,661
30,977	First Horizon Corp.	504,615
9,512	Popular, Inc.	738,797
6,799	Wells Fargo & Co.	315,542
		2,882,141
	Building Products – 1.5%
4,446	Owens Corning	380,133
	Capital Markets – 6.4%
15,511	Franklin Resources, Inc.	460,987
3,128	Morgan Stanley	304,386
3,310	Raymond James Financial, Inc.	305,447
8,510	Stifel Financial Corp.	578,339
		1,649,159
	Chemicals – 3.3%
3,315	Eastman Chemical Co.	333,953
5,637	LyondellBasell Industries N.V., Class A	529,033
		862,986
	Consumer Finance – 8.4%
13,581	Ally Financial, Inc.	693,310
4,289	Capital One Financial Corp.	694,689
7,923	OneMain Holdings, Inc.	438,380
7,034	Synchrony Financial	343,822
		2,170,201
	Distributors – 1.2%
6,088	LKQ Corp. (a)	306,348
	Food Products – 3.0%
9,392	Bunge Ltd.	763,757
	Health Care Providers & Services – 3.2%
2,030	HCA Healthcare, Inc.	492,721
1,220	Laboratory Corp of America Holdings (a)	343,357
		836,078
	Household Durables – 13.7%
7,483	DR Horton, Inc.	628,347
7,083	Lennar Corp., Class A	663,535
14,864	Newell Brands, Inc.	329,089
13,318	PulteGroup, Inc.	611,563
12,662	Toll Brothers, Inc.	700,082
Shares	Description	Value

	Household Durables (Continued)
3,007	Whirlpool Corp.	$613,007
		3,545,623
	Insurance – 10.6%
2,705	American Financial Group, Inc.	340,370
12,408	Lincoln National Corp.	853,050
11,762	Principal Financial Group, Inc.	757,473
7,548	Prudential Financial, Inc.	794,050
		2,744,943
	IT Services – 2.2%
17,114	DXC Technology Co. (a)	575,202
	Media – 6.7%
16,868	DISH Network Corp., Series A (a)	733,083
7,853	Interpublic Group of (The) Cos., Inc.	287,970
4,744	Nexstar Media Group, Inc., Class A	720,898
		1,741,951
	Metals & Mining – 2.5%
32,801	Cleveland-Cliffs, Inc. (a)	649,788
	Oil, Gas & Consumable Fuels – 5.3%
15,525	APA Corp.	332,700
21,117	Occidental Petroleum Corp.	624,641
8,280	Targa Resources Corp.	407,459
		1,364,800
	Professional Services – 1.4%
3,342	ManpowerGroup, Inc.	361,872
	Real Estate Management & Development – 2.1%
2,132	Jones Lang LaSalle, Inc. (a)	528,928
	Specialty Retail – 7.1%
6,908	AutoNation, Inc. (a)	841,118
8,662	Bath & Body Works, Inc.	545,966
9,546	Foot Locker, Inc.	435,870
		1,822,954
	Technology Hardware, Storage & Peripherals – 3.4%
23,968	HP, Inc.	655,764
3,949	Western Digital Corp. (a)	222,882
		878,646
	Textiles, Apparel & Luxury Goods – 0.9%
6,344	Tapestry, Inc.	234,855
	Total Common Stocks	25,569,959
	(Cost $25,975,363)

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS – 1.0%
	Equity Real Estate Investment Trusts – 1.0%
7,473	Weyerhaeuser Co.	$265,815
	(Cost $254,322)
	Total Investments – 99.9%	25,835,774
	(Cost $26,229,685) (b)
	Net Other Assets and Liabilities – 0.1%	28,464
	Net Assets – 100.0%	$25,864,238

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $26,239,377. As of September 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $921,630 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,325,233. The net unrealized depreciation was $403,603.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 25,569,959	$ 25,569,959	$ —	$ —
Real Estate Investment Trusts*	265,815	265,815	—	—
Total Investments	$ 25,835,774	$ 25,835,774	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Portfolio of Investments
September 30, 2021
Shares	Description	Value
COMMON STOCKS – 94.0%
	Banks – 1.0%
6,537	First Republic Bank	$1,260,856
	Building Products – 4.9%
8,017	Carlisle Cos., Inc.	1,593,699
39,544	Johnson Controls International PLC	2,692,156
9,238	Trane Technologies PLC	1,594,941
		5,880,796
	Capital Markets – 16.6%
28,816	Ares Management Corp., Class A	2,127,485
3,580	BlackRock, Inc.	3,002,403
31,992	Blackstone, Inc.	3,721,949
41,781	Carlyle Group (The), Inc.	1,975,406
25,014	KKR & Co., Inc.	1,522,853
5,905	Morningstar, Inc.	1,529,572
19,395	Nasdaq, Inc.	3,743,623
12,666	T Rowe Price Group, Inc.	2,491,402
		20,114,693
	Chemicals – 2.9%
12,597	Sherwin-Williams (The) Co.	3,523,759
	Commercial Services & Supplies – 1.9%
16,074	MSA Safety, Inc.	2,341,982
	Containers & Packaging – 1.0%
12,494	Crown Holdings, Inc.	1,259,145
	Diversified Consumer Services – 1.5%
29,792	Service Corp. International	1,795,266
	Electrical Equipment – 4.4%
24,585	AMETEK, Inc.	3,048,786
7,594	Rockwell Automation, Inc.	2,232,940
		5,281,726
	Electronic Equipment, Instruments & Components – 4.7%
46,845	Amphenol Corp., Class A	3,430,459
13,673	Keysight Technologies, Inc. (a)	2,246,337
		5,676,796
	Entertainment – 1.1%
28,875	Liberty Media Corp.-Liberty Formula One, Class A (a)	1,358,569
	Health Care Equipment & Supplies – 1.5%
4,235	West Pharmaceutical Services, Inc.	1,797,927
Shares	Description	Value

	Health Care Providers & Services – 2.5%
10,630	Laboratory Corp of America Holdings (a)	$2,991,707
	Hotels, Restaurants & Leisure – 8.2%
6,656	Domino’s Pizza, Inc.	3,174,646
27,052	Starbucks Corp.	2,984,106
30,976	Yum! Brands, Inc.	3,788,674
		9,947,426
	Household Durables – 3.0%
23,358	Garmin Ltd.	3,631,235
	Industrial Conglomerates – 2.5%
14,233	Honeywell International, Inc.	3,021,381
	Insurance – 3.3%
27,132	Arthur J. Gallagher & Co.	4,033,172
	Interactive Media & Services – 1.0%
467	Alphabet, Inc., Class A (a)	1,248,534
	IT Services – 5.5%
10,760	Accenture PLC, Class A	3,442,339
15,864	Automatic Data Processing, Inc.	3,171,531
		6,613,870
	Life Sciences Tools & Services – 4.6%
22,825	Agilent Technologies, Inc.	3,595,622
8,185	IQVIA Holdings, Inc. (a)	1,960,635
		5,556,257
	Machinery – 9.6%
43,989	Graco, Inc.	3,077,910
14,619	IDEX Corp.	3,025,402
31,275	Toro (The) Co.	3,046,498
20,415	Xylem, Inc.	2,524,927
		11,674,737
	Multiline Retail – 1.4%
7,180	Target Corp.	1,642,569
	Personal Products – 1.0%
4,073	Estee Lauder (The) Cos., Inc., Class A	1,221,615
	Professional Services – 1.1%
10,403	Jacobs Engineering Group, Inc.	1,378,710
	Road & Rail – 5.0%
8,705	JB Hunt Transport Services, Inc.	1,455,650
11,161	Norfolk Southern Corp.	2,670,269
6,540	Old Dominion Freight Line, Inc.	1,870,309
		5,996,228

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Software – 1.1%
4,835	Microsoft Corp.	$1,363,083
	Specialty Retail – 1.0%
6,182	Lowe’s Cos., Inc.	1,254,080
	Wireless Telecommunication Services – 1.7%
15,972	T-Mobile US, Inc. (a)	2,040,583
	Total Common Stocks	113,906,702
	(Cost $104,658,077)
REAL ESTATE INVESTMENT TRUSTS – 5.9%
	Equity Real Estate Investment Trusts – 5.9%
13,428	EastGroup Properties, Inc.	2,237,508
2,299	Equinix, Inc.	1,816,509
18,082	Extra Space Storage, Inc.	3,037,595
	Total Real Estate Investment Trusts	7,091,612
	(Cost $6,872,417)
	Total Investments – 99.9%	120,998,314
	(Cost $111,530,494) (b)
	Net Other Assets and Liabilities – 0.1%	116,048
	Net Assets – 100.0%	$121,114,362

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $111,608,887. As of September 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $11,456,165 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,066,738. The net unrealized appreciation was $9,389,427.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 113,906,702	$ 113,906,702	$ —	$ —
Real Estate Investment Trusts*	7,091,612	7,091,612	—	—
Total Investments	$ 120,998,314	$ 120,998,314	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust International Developed Capital Strength ETF (FICS)
Portfolio of Investments
September 30, 2021
Shares	Description	Value
COMMON STOCKS – 100.0%
	Air Freight & Logistics – 2.1%
3,390	Deutsche Post AG (a)	$212,586
	Banks – 2.0%
11,483	FinecoBank Banca Fineco S.p.A. (a)	207,404
	Beverages – 2.1%
4,441	Diageo PLC (a)	215,011
	Biotechnology – 1.9%
948	CSL Ltd. (a)	198,067
	Building Products – 2.1%
295	Geberit AG (a)	216,590
	Capital Markets – 5.8%
1,118	Deutsche Boerse AG (a)	181,414
7,782	Japan Exchange Group, Inc. (a)	192,994
138	Partners Group Holding AG (a)	215,368
		589,776
	Chemicals – 2.1%
668	Sika AG (a)	211,204
	Commercial Services & Supplies – 3.9%
24,146	Brambles Ltd. (a)	185,669
27,433	Rentokil Initial PLC (a)	215,426
		401,095
	Communications Equipment – 1.6%
14,106	Telefonaktiebolaget LM Ericsson, Class B (a)	159,213
	Construction & Engineering – 1.8%
7,176	Skanska AB, Class B (a)	180,029
	Diversified Financial Services – 2.0%
5,815	Kinnevik AB, Class B (a) (b)	204,422
	Entertainment – 1.9%
404	Nintendo Co., Ltd. (a)	193,065
	Food & Staples Retailing – 2.2%
5,963	Alimentation Couche-Tard, Inc., Class B	228,144
	Food Products – 2.0%
1,668	Nestle S.A. (a)	200,977
	Health Care Equipment & Supplies – 5.0%
1,602	Hoya Corp. (a)	249,942
684	Sonova Holding AG (a)	258,489
		508,431
Shares	Description	Value

	Health Care Providers & Services – 2.0%
7,123	Sonic Healthcare Ltd. (a)	$205,849
	Household Durables – 2.0%
1,808	Sony Group Corp. (a)	200,722
	Household Products – 1.8%
5,983	Essity AB, Class B (a)	185,557
	IT Services – 4.2%
2,274	CGI, Inc. (b)	193,163
6,370	Nomura Research Institute Ltd. (a)	234,140
		427,303
	Life Sciences Tools & Services – 2.3%
1,867	Eurofins Scientific SE (a)	239,211
	Machinery – 6.7%
2,984	Atlas Copco AB, Class A (a)	180,191
8,209	Epiroc AB, Class A (a)	170,188
2,305	Kone Oyj, Class B (a)	161,923
637	Schindler Holding AG (a)	171,015
		683,317
	Marine – 2.1%
638	Kuehne + Nagel International AG (a)	217,814
	Multiline Retail – 3.7%
1,752	Next PLC (a)	192,722
4,584	Wesfarmers Ltd. (a)	182,321
		375,043
	Personal Products – 1.8%
3,438	Unilever PLC (a)	186,128
	Pharmaceuticals – 13.0%
1,933	AstraZeneca PLC (a)	232,961
4,924	Chugai Pharmaceutical Co., Ltd. (a)	180,188
2,725	Novo Nordisk A.S., Class B (a)	262,662
588	Roche Holding AG (a)	214,602
1,950	Sanofi (a)	187,715
3,694	Shionogi & Co., Ltd. (a)	252,778
		1,330,906
	Professional Services – 4.1%
67	SGS S.A. (a)	195,026
2,142	Wolters Kluwer N.V. (a)	227,045
		422,071
	Road & Rail – 1.9%
1,669	Canadian National Railway Co.	193,412
	Software – 4.0%
131	Constellation Software, Inc.	214,612

See Notes to Financial Statements

First Trust International Developed Capital Strength ETF (FICS)
Portfolio of Investments (Continued)
September 30, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
1,422	SAP SE (a)	$192,296
		406,908
	Specialty Retail – 2.1%
1,100	Nitori Holdings Co., Ltd. (a)	216,779
	Textiles, Apparel & Luxury Goods – 5.9%
161	Hermes International (a)	222,137
259	Kering S.A. (a)	183,958
3,199	Moncler S.p.A. (a)	195,109
		601,204
	Trading Companies & Distributors – 3.9%
5,693	Bunzl PLC (a)	187,838
1,526	Ferguson PLC (a)	211,842
		399,680
	Total Investments – 100.0%	10,217,918
	(Cost $10,230,946) (c)
	Net Other Assets and Liabilities – (0.0)%	(4,895)
	Net Assets – 100.0%	$10,213,023

(a)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2021, securities noted as such are valued at $9,388,587 or 91.9% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $10,252,450. As of September 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $266,306 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $300,838. The net unrealized depreciation was $34,532.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 9/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Food & Staples Retailing	$ 228,144	$ 228,144	$ —	$ —
IT Services	427,303	193,163	234,140	—
Road & Rail	193,412	193,412	—	—
Software	406,908	214,612	192,296	—
Other industry categories*	8,962,151	—	8,962,151	—
Total Investments	$ 10,217,918	$ 829,331	$ 9,388,587	$—

*	See Portfolio of Investments for industry breakout.

Currency Exposure Diversification	% of Total Investments
Euro	21.6%
Swiss Franc	18.6
Japanese Yen	16.8
British Pound Sterling	14.1
Swedish Krona	10.6
Canadian Dollar	8.1
Australian Dollar	7.6
Danish Krone	2.6
Total	100.0%

See Notes to Financial Statements

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First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
September 30, 2021
	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)	First Trust Indxx Innovative Transaction & Process ETF (LEGR)	First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
ASSETS:
Investments, at value	$ 210,358,448	$ 137,692,285	$ 275,776,456
Cash	219,939	1,872,350	1,514,023
Foreign currency	—	116,867	50,186
Due from authorized participant	—	2,167,549	—
Receivables:
Dividends	189,589	76,440	188,124
Fund shares sold	2,883,283	—	8,209,521
Dividend reclaims	87	75,044	55,065
Securities lending income	—	2,667	21,199
Investment securities sold	—	27	—
Miscellaneous	—	—	91
Total Assets	213,651,346	142,003,229	285,814,665
LIABILITIES:
Due to authorized participant	—	—	—
Payables:
Collateral for securities on loan	—	5,345,838	11,037,228
Investment advisory fees	96,758	67,931	143,190
Investment securities purchased	2,881,477	3,988,757	8,142,155
Deferred foreign capital gains tax	—	88,653	—
Other liabilities	—	—	71
Total Liabilities	2,978,235	9,491,179	19,322,644
NET ASSETS	$210,673,111	$132,512,050	$266,492,021
NET ASSETS consist of:
Paid-in capital	$ 216,913,785	$ 119,875,816	$ 243,278,910
Par value	74,500	31,500	50,000
Accumulated distributable earnings (loss)	(6,315,174)	12,604,734	23,163,111
NET ASSETS	$210,673,111	$132,512,050	$266,492,021
NET ASSET VALUE, per share	$28.28	$42.07	$53.30
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	7,450,002	3,150,002	5,000,002
Investments, at cost	$214,914,283	$122,312,861	$243,425,780
Foreign currency, at cost (proceeds)	$—	$116,887	$50,186
Securities on loan, at value	$—	$5,104,400	$10,518,979

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)	First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)	First Trust International Developed Capital Strength ETF (FICS)

$ 25,835,774	$ 120,998,314	$ 10,217,918
1,909	134,967	4,297
—	—	1,747
—	—	1,859,922

39,535	41,639	14,274
—	—	—
—	2,669	3,898
—	—	—
—	—	127,495
—	—	—
25,877,218	121,177,589	12,229,551

—	—	127,495

—	—	—
12,980	63,227	5,175
—	—	1,883,858
—	—	—
—	—	—
12,980	63,227	2,016,528
$ 25,864,238	$ 121,114,362	$ 10,213,023

$ 36,061,652	$ 126,546,929	$ 10,235,212
11,000	44,000	3,000
(10,208,414)	(5,476,567)	(25,189)
$ 25,864,238	$ 121,114,362	$ 10,213,023
$23.51	$27.53	$34.04
1,100,002	4,400,002	300,002
$26,229,685	$111,530,494	$10,230,946
$—	$—	$1,744
$—	$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Period Ended September 30, 2021
	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)	First Trust Indxx Innovative Transaction & Process ETF (LEGR)	First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
INVESTMENT INCOME:
Dividends	$ 1,630,321	$ 2,249,942	$ 1,591,552
Interest	6	26	30
Securities lending income (net of fees)	—	14,156	162,615
Foreign withholding tax	(1,922)	(195,553)	(133,088)
Other	40	—	13
Total investment income	1,628,445	2,068,571	1,621,122
EXPENSES:
Investment advisory fees	413,026	540,242	1,395,887
Total expenses	413,026	540,242	1,395,887
NET INVESTMENT INCOME (LOSS)	1,215,419	1,528,329	225,235
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(950,706)	2,484,227	(3,870,404)
In-kind redemptions	5,350,199	—	37,061,096
Foreign currency transactions	—	(14,820)	(416)
Foreign capital gains tax	—	(21,840)	—
Net realized gain (loss)	4,399,493	2,447,567	33,190,276
Net change in unrealized appreciation (depreciation) on:
Investments	(4,309,095)	13,827,643	14,737,529
Foreign currency translation	—	(228)	(2)
Deferred foreign capital gains tax	—	(88,653)	—
Net change in unrealized appreciation (depreciation)	(4,309,095)	13,738,762	14,737,527
NET REALIZED AND UNREALIZED GAIN (LOSS)	90,398	16,186,329	47,927,803
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,305,817	$ 17,714,658	$ 48,153,038

(a)	Inception date is December 15, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)	First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)	First Trust International Developed Capital Strength ETF (FICS) (a)

$548,865	$1,170,860	$74,542
2	7	—
—	—	—
(1,028)	—	(6,914)
57	19	—
547,896	1,170,886	67,628

144,015	734,749	23,846
144,015	734,749	23,846
403,881	436,137	43,782

(1,359,756)	(2,094,082)	(17,168)
8,849,464	26,336,030	194,438
—	—	(197)
—	—	—
7,489,708	24,241,948	177,073

(1,439,711)	750,009	(13,028)
—	—	(193)
—	—	—
(1,439,711)	750,009	(13,221)
6,049,997	24,991,957	163,852
$6,453,878	$25,428,094	$207,634
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets
	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)		First Trust Indxx Innovative Transaction & Process ETF (LEGR)
	Year Ended 9/30/2021	Year Ended 9/30/2020	Year Ended 9/30/2021	Year Ended 9/30/2020
OPERATIONS:
Net investment income (loss)	$ 1,215,419	$ 162,281	$ 1,528,329	$ 453,430
Net realized gain (loss)	4,399,493	(1,190,794)	2,447,567	37,362
Net change in unrealized appreciation (depreciation)	(4,309,095)	(179,227)	13,738,762	2,606,926
Net increase (decrease) in net assets resulting from operations	1,305,817	(1,207,740)	17,714,658	3,097,718
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,005,851)	(168,006)	(1,414,166)	(485,781)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	225,198,706	5,819,163	73,931,252	7,989,565
Cost of shares redeemed	(24,875,461)	(1,521,463)	—	(9,369,188)
Net increase (decrease) in net assets resulting from shareholder transactions	200,323,245	4,297,700	73,931,252	(1,379,623)
Total increase (decrease) in net assets	200,623,211	2,921,954	90,231,744	1,232,314
NET ASSETS:
Beginning of period	10,049,900	7,127,946	42,280,306	41,047,992
End of period	$210,673,111	$10,049,900	$132,512,050	$42,280,306
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	550,002	350,002	1,350,002	1,400,002
Shares sold	7,800,000	300,000	1,800,000	250,000
Shares redeemed	(900,000)	(100,000)	—	(300,000)
Shares outstanding, end of period	7,450,002	550,002	3,150,002	1,350,002

(a)	Inception date is December 15, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)		First Trust Dorsey Wright Momentum & Value ETF (DVLU)		First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)		First Trust International Developed Capital Strength ETF (FICS)
Year Ended 9/30/2021	Year Ended 9/30/2020	Year Ended 9/30/2021	Year Ended 9/30/2020	Year Ended 9/30/2021	Year Ended 9/30/2020	Period Ended 9/30/2021 (a)

$ 225,235	$ 133,687	$ 403,881	$ 263,118	$ 436,137	$ 1,270,511	$ 43,782
33,190,276	284,158	7,489,708	(4,306,138)	24,241,948	(7,723,375)	177,073
14,737,527	19,323,739	(1,439,711)	442,804	750,009	1,459,243	(13,221)
48,153,038	19,741,584	6,453,878	(3,600,216)	25,428,094	(4,993,621)	207,634

(333,100)	(123,270)	(376,450)	(275,921)	(398,380)	(1,537,266)	(39,101)

178,221,700	52,562,180	63,958,085	13,377,808	173,667,860	161,964,199	11,708,531
(80,098,259)	(13,075,070)	(58,491,461)	(14,632,747)	(202,257,238)	(161,928,165)	(1,664,041)
98,123,441	39,487,110	5,466,624	(1,254,939)	(28,589,378)	36,034	10,044,490
145,943,379	59,105,424	11,544,052	(5,131,076)	(3,559,664)	(6,494,853)	10,213,023

120,548,642	61,443,218	14,320,186	19,451,262	124,674,026	131,168,879	—
$266,492,021	$ 120,548,642	$ 25,864,238	$ 14,320,186	$ 121,114,362	$ 124,674,026	$ 10,213,023

3,100,002	1,950,002	950,002	1,050,002	5,550,002	5,750,002	—
3,400,000	1,550,000	2,900,000	800,000	6,800,000	7,450,000	350,002
(1,500,000)	(400,000)	(2,750,000)	(900,000)	(7,950,000)	(7,650,000)	(50,000)
5,000,002	3,100,002	1,100,002	950,002	4,400,002	5,550,002	300,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
	Year Ended September 30,			Period Ended 9/30/2018 (a)
	2021	2020	2019
Net asset value, beginning of period	$ 18.27	$ 20.37	$ 21.28	$ 19.94
Income from investment operations:
Net investment income (loss)	0.36	0.33	0.35	0.26
Net realized and unrealized gain (loss)	9.99	(2.08)	(0.92)	1.31
Total from investment operations	10.35	(1.75)	(0.57)	1.57
Distributions paid to shareholders from:
Net investment income	(0.34)	(0.35)	(0.34)	(0.23)
Net asset value, end of period	$28.28	$18.27	$20.37	$21.28
Total return (b)	56.77%	(8.56)%	(2.59)%	7.92%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 210,673	$ 10,050	$ 7,128	$ 4,257
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60% (c)
Ratio of net investment income (loss) to average net assets	1.77%	1.83%	1.95%	1.49% (c)
Portfolio turnover rate (d)	36%	76%	78%	72%

(a)	Inception date is November 1, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
	Year Ended September 30,			Period Ended 9/30/2018 (a)
	2021	2020	2019
Net asset value, beginning of period	$ 31.32	$ 29.32	$ 30.31	$ 29.99
Income from investment operations:
Net investment income (loss)	0.61	0.35	0.59	0.26
Net realized and unrealized gain (loss)	10.70	2.02	(0.93)	0.29
Total from investment operations	11.31	2.37	(0.34)	0.55
Distributions paid to shareholders from:
Net investment income	(0.56)	(0.37)	(0.65)	(0.23)
Net asset value, end of period	$42.07	$31.32	$29.32	$30.31
Total return (b)	36.13%	8.13%	(1.08)%	1.87%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 132,512	$ 42,280	$ 41,048	$ 50,017
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65% (c)
Ratio of net investment income (loss) to average net assets	1.84%	1.12%	1.95%	1.63% (c)
Portfolio turnover rate (d)	46%	25%	35%	53%

(a)	Inception date is January 24, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
	Year Ended September 30,			Period Ended 9/30/2018 (a)
	2021	2020	2019
Net asset value, beginning of period	$ 38.89	$ 31.51	$ 32.23	$ 29.91
Income from investment operations:
Net investment income (loss)	0.05	0.04	0.17	0.12
Net realized and unrealized gain (loss)	14.44	7.39	(0.75)	2.31
Total from investment operations	14.49	7.43	(0.58)	2.43
Distributions paid to shareholders from:
Net investment income	(0.08)	(0.05)	(0.14)	(0.11)
Net asset value, end of period	$53.30	$38.89	$31.51	$32.23
Total return (b)	37.27%	23.60%	(1.81)%	8.15%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 266,492	$ 120,549	$ 61,443	$ 32,226
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65% (c)
Ratio of net investment income (loss) to average net assets	0.10%	0.15%	0.68%	0.62% (c)
Portfolio turnover rate (d)	31%	34%	43%	67%

(a)	Inception date is February 21, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
	Year Ended September 30,			Period Ended 9/30/2018 (a)
	2021	2020	2019
Net asset value, beginning of period	$ 15.07	$ 18.52	$ 19.46	$ 19.98
Income from investment operations:
Net investment income (loss)	0.29	0.25	0.33	0.02
Net realized and unrealized gain (loss)	8.42	(3.44)	(0.94)	(0.54)
Total from investment operations	8.71	(3.19)	(0.61)	(0.52)
Distributions paid to shareholders from:
Net investment income	(0.27)	(0.26)	(0.33)	—
Net asset value, end of period	$23.51	$15.07	$18.52	$19.46
Total return (b)	57.98%	(17.19)%	(3.04)%	(2.60)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 25,864	$ 14,320	$ 19,451	$ 13,625
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60% (c)
Ratio of net investment income (loss) to average net assets	1.68%	1.56%	2.01%	3.61% (c)
Portfolio turnover rate (d)	195%	205%	152%	0%

(a)	Inception date is September 5, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
	Year Ended September 30,			Period Ended 9/30/2018 (a)
	2021	2020	2019
Net asset value, beginning of period	$ 22.46	$ 22.81	$ 19.94	$ 19.97
Income from investment operations:
Net investment income (loss)	0.10	0.28	0.29	0.03
Net realized and unrealized gain (loss)	5.06	(0.30)	2.85	(0.06)
Total from investment operations	5.16	(0.02)	3.14	(0.03)
Distributions paid to shareholders from:
Net investment income	(0.09)	(0.33)	(0.27)	—
Net asset value, end of period	$27.53	$22.46	$22.81	$19.94
Total return (b)	22.98%	0.03%	15.93%	(0.15)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 121,114	$ 124,674	$ 131,169	$ 13,960
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60% (c)
Ratio of net investment income (loss) to average net assets	0.36%	1.21%	2.37%	3.81% (c)
Portfolio turnover rate (d)	136%	187%	81%	0%

(a)	Inception date is September 5, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout the period
First Trust International Developed Capital Strength ETF (FICS)
Period Ended 9/30/2021 (a)
Net asset value, beginning of period	$ 30.09
Income from investment operations:
Net investment income (loss)	0.36
Net realized and unrealized gain (loss)	3.93
Total from investment operations	4.29
Distributions paid to shareholders from:
Net investment income	(0.34)
Net asset value, end of period	$34.04
Total return (b)	14.25%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 10,213
Ratio of total expenses to average net assets	0.70% (c)
Ratio of net investment income (loss) to average net assets	1.29% (c)
Portfolio turnover rate (d)	23%

(a)	Inception date is December 15, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
September 30, 2021
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty-two exchange-traded funds that are offering shares. This report covers the six funds (each a “Fund” and collectively, the “Funds”) listed below. The shares of each Fund are listed and traded on The Nasdaq Stock Market LLC (“Nasdaq”).
First Trust SMID Cap Rising Dividend Achievers ETF – (ticker “SDVY”)
First Trust Indxx Innovative Transaction & Process ETF – (ticker “LEGR”)
First Trust Nasdaq Artificial Intelligence and Robotics ETF – (ticker “ROBT”)
First Trust Dorsey Wright Momentum & Value ETF – (ticker “DVLU”)
First Trust Dorsey Wright Momentum & Low Volatility ETF – (ticker “DVOL”)
First Trust International Developed Capital Strength ETF – (ticker “FICS”)(1)
(1) Commenced investment operations on December 15, 2020.
Each of DVLU, DVOL and FICS operates as a non-diversified series of the Trust. By operation of law, each of SDVY, LEGR and ROBT now operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act. Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:
Fund	Index
First Trust SMID Cap Rising Dividend Achievers ETF	Nasdaq US Small Mid Cap Rising Dividend AchieversTM Index
First Trust Indxx Innovative Transaction & Process ETF	Indxx Blockchain Index
First Trust Nasdaq Artificial Intelligence and Robotics ETF	Nasdaq CTA Artificial Intelligence and Robotics IndexSM
First Trust Dorsey Wright Momentum & Value ETF	Dorsey Wright Momentum Plus ValueTM Index
First Trust Dorsey Wright Momentum & Low Volatility ETF	Dorsey Wright Momentum Plus Low VolatilityTM Index
First Trust International Developed Capital Strength ETF	The International Developed Capital Strength IndexSM
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued at fair value which is based on NAV per share.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of September 30, 2021, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
E. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. As of September 30, 2021, LEGR and ROBT had securities in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
F. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended September 30, 2021, were received as collateral for lending securities.
G. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense, and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal period ended September 30, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust SMID Cap Rising Dividend Achievers ETF	$ 1,005,851	$ —	$ —
First Trust Indxx Innovative Transaction & Process ETF	1,414,166	—	—
First Trust Nasdaq Artificial Intelligence and Robotics ETF	333,100	—	—
First Trust Dorsey Wright Momentum & Value ETF	376,450	—	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	398,380	—	—
First Trust International Developed Capital Strength ETF	39,101	—	—
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2020, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust SMID Cap Rising Dividend Achievers ETF	$ 168,006	$ —	$ —
First Trust Indxx Innovative Transaction & Process ETF	485,781	—	—
First Trust Nasdaq Artificial Intelligence and Robotics ETF	123,270	—	—
First Trust Dorsey Wright Momentum & Value ETF	275,921	—	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	1,537,266	—	—
As of September 30, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust SMID Cap Rising Dividend Achievers ETF	$ 190,695	$ (1,024,748)	$ (5,481,121)
First Trust Indxx Innovative Transaction & Process ETF	105,039	(1,444,987)	13,944,682
First Trust Nasdaq Artificial Intelligence and Robotics ETF	60,015	(4,911,664)	28,014,760
First Trust Dorsey Wright Momentum & Value ETF	42,373	(9,847,184)	(403,603)
First Trust Dorsey Wright Momentum & Low Volatility ETF	76,645	(14,942,639)	9,389,427
First Trust International Developed Capital Strength ETF	12,421	(2,885)	(34,725)
H. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020 and 2021 remain open to federal and state audit for SDVY, LEGR, ROBT, DVLU and DVOL. Taxable year ended 2021 remains open to federal and state audit for FICS. As of September 30, 2021, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At September 30, 2021, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
First Trust SMID Cap Rising Dividend Achievers ETF	$ 1,024,748
First Trust Indxx Innovative Transaction & Process ETF	1,444,987
First Trust Nasdaq Artificial Intelligence and Robotics ETF	4,911,664
First Trust Dorsey Wright Momentum & Value ETF	9,847,184
First Trust Dorsey Wright Momentum & Low Volatility ETF	14,942,639
First Trust International Developed Capital Strength ETF	2,885
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended September 30, 2021, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust SMID Cap Rising Dividend Achievers ETF	$ (12,156)	$ (4,954,377)	$ 4,966,533
First Trust Indxx Innovative Transaction & Process ETF	(36,660)	36,660	—
First Trust Nasdaq Artificial Intelligence and Robotics ETF	19,803	(35,860,396)	35,840,593
First Trust Dorsey Wright Momentum & Value ETF	—	(8,827,061)	8,827,061
First Trust Dorsey Wright Momentum & Low Volatility ETF	38,618	(26,091,425)	26,052,807
First Trust International Developed Capital Strength ETF	5,083	(198,805)	193,722
I. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
First Trust has entered into licensing agreements with Nasdaq, Inc. and with Indxx, LLC (individually, the “Licensor” and collectively “Licensors”) for the Funds. The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensors. The Funds are sub-licensees to the applicable license agreements.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit, licensing, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses (if any), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses which are paid by each respective Fund. SDVY, DVLU and DVOL have each agreed to pay First Trust an annual unitary management fee equal to 0.60% of their average daily net assets. LEGR and ROBT have each agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. FICS has agreed to pay First Trust an annual unitary management fee equal to 0.70% of its average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with BBH. Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended September 30, 2021, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust SMID Cap Rising Dividend Achievers ETF	$ 25,986,948	$ 25,815,414
First Trust Indxx Innovative Transaction & Process ETF	46,687,058	37,984,402
First Trust Nasdaq Artificial Intelligence and Robotics ETF	73,486,528	65,497,664
First Trust Dorsey Wright Momentum & Value ETF	45,203,590	45,049,595
First Trust Dorsey Wright Momentum & Low Volatility ETF	164,998,956	165,055,059
First Trust International Developed Capital Strength ETF	1,078,846	1,178,305

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
For the fiscal year ended September 30, 2021, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust SMID Cap Rising Dividend Achievers ETF	$ 224,880,238	$ 24,822,034
First Trust Indxx Innovative Transaction & Process ETF	65,335,683	—
First Trust Nasdaq Artificial Intelligence and Robotics ETF	167,739,853	79,388,851
First Trust Dorsey Wright Momentum & Value ETF	63,842,387	58,499,150
First Trust Dorsey Wright Momentum & Low Volatility ETF	173,490,500	201,964,240
First Trust International Developed Capital Strength ETF	11,810,388	1,657,253
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2023.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust SMID Cap Rising Dividend Achievers ETF, First Trust Indxx Innovative Transaction & Process ETF, First Trust Nasdaq Artificial Intelligence and Robotics ETF, First Trust Dorsey Wright Momentum & Value ETF, First Trust Dorsey Wright Momentum & Low Volatility ETF and First Trust International Developed Capital Strength ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VI, including the portfolios of investments, as of September 30, 2021, the related statements of operations, the statement of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
First Trust SMID Cap Rising Dividend Achievers ETF	For the year ended September 30, 2021	For the years ended September 30, 2021 and 2020	For the years ended September 30, 2021, 2020, 2019 and the period from November 1, 2017 (commencement of operations) through September 30, 2018
First Trust Indxx Innovative Transaction & Process ETF	For the year ended September 30, 2021	For the years ended September 30, 2021 and 2020	For the years ended September 30, 2021, 2020, 2019 and the period from January 24, 2018 (commencement of operations) through September 30, 2018
First Trust Nasdaq Artificial Intelligence and Robotics ETF	For the year ended September 30, 2021	For the years ended September 30, 2021 and 2020	For the years ended September 30, 2021, 2020, 2019 and the period from February 21, 2018 (commencement of operations) through September 30, 2018
First Trust Dorsey Wright Momentum & Value ETF	For the year ended September 30, 2021	For the years ended September 30, 2021 and 2020	For the years ended September 30, 2021, 2020, 2019 and the period from September 5, 2018 (commencement of operations) through September 30, 2018
First Trust Dorsey Wright Momentum & Low Volatility ETF
First Trust International Developed Capital Strength ETF	For the period from December 15, 2020 (commencement of operations) through September 30, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (Continued)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
November 23, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable period ended September 30, 2021, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust SMID Cap Rising Dividend Achievers ETF	100.00%
First Trust Indxx Innovative Transaction & Process ETF	25.62%
First Trust Nasdaq Artificial Intelligence and Robotics ETF	100.00%
First Trust Dorsey Wright Momentum & Value ETF	100.00%
First Trust Dorsey Wright Momentum & Low Volatility ETF	100.00%
First Trust International Developed Capital Strength ETF	0.00%
For the taxable period ended September 30, 2021, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust SMID Cap Rising Dividend Achievers ETF	100.00%
First Trust Indxx Innovative Transaction & Process ETF	100.00%
First Trust Nasdaq Artificial Intelligence and Robotics ETF	100.00%
First Trust Dorsey Wright Momentum & Value ETF	100.00%
First Trust Dorsey Wright Momentum & Low Volatility ETF	100.00%
First Trust International Developed Capital Strength ETF	100.00%
A portion of the ordinary dividends (including short-term capital gains) that DVLU and DVOL paid to shareholders during the taxable year ended September 30, 2021, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Funds received from the underlying Real Estate Investment Trusts (REITs) they invest in.
The following Funds met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elect to pass through to its shareholders credit for foreign taxes paid. For the taxable period ended September 30, 2021, the total amount of income

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries is as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Indxx Innovative Transaction & Process ETF	$ 1,565,178	$ 0.50	$ 172,454	$ 0.05
First Trust International Developed Capital Strength ETF	74,542	0.25	6,874	0.02
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following five series of the Trust (each a “Fund” and collectively, the “Funds”):
    First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
    First Trust Indxx Innovative Transaction & Process ETF (LEGR)
    First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
    First Trust Dorsey Wright Momentum & Value ETF (DVLU)
    First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for LEGR was below the median total (net) expense ratio of the peer funds in its Expense Group and that the unitary fee rate for each other Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information for SDVY for the one- and three-year periods ended December 31, 2020 and for each other Fund for the one-year period ended December 31, 2020 regarding the performance of each Fund’s underlying index, the correlation between each

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
Fund’s performance and that of its underlying index, each Fund’s tracking difference and each Fund’s excess return as compared to its benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing each Fund’s performance to that of its respective Performance Universe and to that of a broad-based benchmark index, but given each Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2020 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Board Considerations Regarding Approval of Investment Management Agreement
First Trust International Developed Capital Strength ETF (FICS)
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of First Trust International Developed Capital Strength ETF (the “Fund”), for an initial two-year term at a meeting held on December 7, 2020. The Board determined that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund’s perspective.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund. The Board also considered the background and experience of the persons who will be responsible for the day-to-day management of the Fund’s investments. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. Because the Fund is an index ETF that is designed to track the performance of an underlying index, the Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which the Advisor serves as investment advisor and their applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.
The Board considered the proposed unitary fee rate payable by the Fund under the Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.70% of its average daily net assets. The Board noted that the Advisor would be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other ETF clients. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. The Board considered the Advisor’s statement that the Fund is most comparable to another index ETF that is managed by the Advisor that pays a unitary fee equal to an annual rate of 0.70% of its average daily net assets, due to their shared focus on targeted international exposures with robust selection methodologies. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.
The Board noted that the proposed unitary fee for the Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund’s assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to hire personnel and build infrastructure, including technology, to improve the services to the funds in the First Trust Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement. The Board considered the Advisor’s estimate of the asset level for the Fund at which the Advisor expects the Agreement to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Agreement if the Fund’s assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for the Fund was not unreasonable. The Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor’s compensation for fund reporting services to be provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which would be paid from the unitary fee. The Board also noted that the Advisor would not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 26, 2021 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 20, 2020 through the Liquidity Committee’s annual meeting held on March 16, 2021 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.
Board of Trustees
Effective November 1, 2021, Denise M. Keefe was appointed as a Trustee of the Trust. Ms. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	213	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	213	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	213	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	213	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	213	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VI
September 30, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

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First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $327,900 for the fiscal year ended September 30, 2020 and $344,025 for the fiscal year ended September 30, 2021.

(b)        Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2019 and were $0 for the fiscal year ended September 30, 2020.

Audit-Related Fees (Investment Advisor and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2020 and were $0 for the fiscal year ended September 30, 2021.

(c)        Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $197,336 for the fiscal year ended September 30, 2020 and $160,000 for the fiscal year ended September 20, 2021. These fees were for tax consultation and/or tax return preparation.

Tax Fees (Investment Advisor and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended September 30, 2020 and were $0 for the fiscal year ended September 30, 2021.

(d)        All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2020 and were $0 for the fiscal year ended September 30, 2021.

All Other Fees (Investment Advisor and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2020 and were $0 for the fiscal year ended September 30, 2021.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant: Advisor and Distributor:

(b) 0% (b) 0%

(c) 0% (c) 0%

(d) 0% (d) 0%

(f)         The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)        The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended September 30, 2020 were $70,330 for the Distributor, $47,170 for the Advisor, and $197,336 for the Registrant and for the fiscal year ended September 30, 2021 were $29,500 for the Distributor, $23,200 for the Advisor, and $160,000 for the Registrant.

(h)        The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	No applicable.

(j)	Not applicable.

Items 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.
(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund VI
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	December 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	December 9, 2021
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	December 9, 2021

* Print the name and title of each signing officer under his or her signature.